Exhibit 10.13

TABLE OF CONTENTS

OF LEASE BETWEEN 46.24 ASSOCIATES L.P., AS LANDLORD,

AND PTC THERAPEUTICS, INC., AS TENANT, FOR PREMISES LOCATED IN 100

CORPORATE COURT, MIDDLESEX BUSINESS CENTER, SOUTH PLAINFIELD, NEW

JERSEY

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THIS LEASE, made as of the 1th day of July 2000, by and between 46.24 ASSOCIATES L.P., a Delaware limited partnership, having a mailing address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as “Landlord”) and PTC THERAPEUTICS, INC., a Massachusetts corporation, having its principal office at 2 Chestnut Street, Grafton, Massachusetts 01519 (hereinafter referred to as “Tenant”).

WITNESSETH:

WHEREAS, the Landlord has constructed a building (hereinafter referred to as “Building”) for the purposes of office use, known as Building No. 100 located within the area designated as Lot No. 46.24 (hereinafter referred to as “Lot No. 46.24”) on the attached plot plan (hereinafter referred to as “Plot Plan”) which is annexed hereto as Exhibit “A” and made a part hereof; and

WHEREAS, Landlord and the owner of the area designated as Lot Not 46.25 (hereinafter referred to as “Lot No. 46.25”) on the Plot Plan each has the right to operate and use the Common Areas (as hereinafter defined) within Lots 46.24 and 46.25; and

WHEREAS, Tenant is desirous of leasing from Landlord and Landlord is desirous of leasing to Tenant certain premises in the Building which is situated within MIDDLESEX BUSINESS CENTER (hereafter referred to as “Center”) hereinafter described, upon and subject to the provisions, agreements, covenants and conditions set forth herein;

NOW, THEREFORE, it is mutually agreed as follows:

ARTICLE 1. DEMISED PREMISES AND TERM

Section 1.01.(a) In consideration of the rents and additional rents hereinafter reserved and all of the provisions, agreements, covenants and conditions hereinafter contained, Landlord hereby leases and demises to Tenant, and Tenant hereby hires, leases and takes from Landlord approximately 21,700 square feet of floor space (“Floor Space”) in the Building, more particularly indicated and described by cross-hatching on the Plot Plan (such Floor Space being hereinafter referred to as the “Demised Premises”) located on Lot No. 46.24 in the Center located in the BOROUGH OF SOUTH PLAINFIELD, COUNTY OF MIDDLESEX and STATE OF NEW JERSEY, together with all improvements to be constructed thereon by the Landlord for the use of the Tenant, and all easements, tenements and appurtenances thereto.

Section 1.01.(b) The parties acknowledge that the Landlord intends to erect or has erected other buildings on Lot No. 46.24 (which may be different in design and construction from the Building) which buildings may be constructed at the sole option of Landlord. Landlord shall have sole control and discretion in connection with the scope, design and aesthetics of any such additional construction. Notwithstanding the foregoing, any such other buildings and improvements associated therewith shall not unreasonably interfere with access to the Demised Premises or the loading area thereof, nor reduce the number of parking spaces below the number required by municipal code.

Section 1.01.(c) The Demised Premises are demised and let subject to (i) the existing state of the title thereof; (ii) any state of facts which an accurate survey or physical inspection thereof might disclose; (iii) all zoning regulations, restrictions, rules and ordinances now in effect or hereafter adopted by any governmental authority having jurisdiction; and (iv) any utility, sewer or drainage easements or agreements and the installations made pursuant thereto now existing or hereafter granted or installed; all without representation or warranty by Landlord, except as expressly set forth herein. Notwithstanding the foregoing, Landlord hereby represents, that, to the best of Landlord’s knowledge: (a) the Building is presently zoned to permit the use of the Demised Premises for typical office/laboratory purposes; and (b) any existing utility, sewer or drainage easements or agreements and the installations made pursuant thereto will not unreasonably interfere with Tenant’s use and occupancy of the Demised Premises. Landlord further represents to Tenant that Landlord

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is presently the fee owner of the Building and is authorized and empowered to enter into this Lease as Landlord and to perform the obligations of Landlord hereunder.

Section 1.02. As long as Tenant occupies the Demised Premises, Tenant, together with its employees, customers, invitees and business guests, shall have the right to use, in common with Landlord, its successors, assigns, tenants, subtenants, designees, concessionaires, licensees and any of their customers, invitees, and business guests, all of the Common Areas (as such term is defined in Section 12.01 hereof) at any time and from time to time existing within Lot No. 46.24, except for areas reserved for the exclusive use of other tenants, occupants, or designees and except for periods of time during which the Common Areas are being repaired, altered or reconstructed. Neither Landlord nor Tenant nor anyone holding under or through either of them shall make any charge for the use of the Common Areas to the other or to the employees, customers, invitees or business guests of Landlord or Tenant or of anyone else hereinbefore granted the right to use the Common Areas, except as provided in Article 12 of this Lease.

Section 1.03. The term (“Term”) of this Lease shall commence on that date (“the Commencement Date”) which is the first to occur of: (a) the date upon which the Demised Premises are first occupied by Tenant for the conduct of business operations at the Demised Premises, or (b) the date which is thirty (30) days following the date upon which the Landlord’s Work (as hereinafter defined) shall be duly certified by Landlord or Landlord’s agent as being substantially completed, except for those items the completion of which will not unreasonably interfere with Tenant’s use and occupancy of the Demised Premises as provided herein, and shall expire on the date which is the FIVE (5) years following the last day of the calendar month in which the Rent Commencement Date (as hereinafter defined) shall occur (“Expiration Date”). Landlord represents to Tenant that Landlord’s Work shall be performed in accordance with all applicable codes so as to enable Tenant to apply for and obtain a certificate of occupancy for the Demised Premises’ upon completion of Tenant’s improvements and Tenant’s fixturing and equipping of the Demised Premises. Tenant may, at any time after execution of this Lease and prior to the Commencement Date, without incurring any liability for payment of annual minimum rental or additional rent, measure the Demised Premises, design and layout of the tenant improvements and Tenant’s Property (hereinafter defined), and place and install its personal property, furniture, furnishings, signs, telecommunication equipment, equipment and trade fixtures (“Tenant’s Property”), in the Demised Premises at Tenant’s risk and expense. In exercising the foregoing rights, Tenant shall not cause any material interference with or delay to Landlord, and Tenant’s indemnity provided for in this Lease shall apply to Tenant’s entry under this Section.

Section 1.04. The parties shall, within ten (10) days following request of the other, execute a written document, in recordable form, expressing the Commencement Date and Expiration Date of the Term hereof, as such have been determined in accordance with the provisions of this Lease.

Section 1.05. The term “Lease Year” is defined to mean twelve (12) consecutive calendar months; the first Lease Year to commence on the first day of the succeeding calendar month following the Commencement Date and each succeeding Lease Year to commence on the anniversary date of the commencement of the first Lease Year. The portion of the Term prior to the first Lease Year shall be deemed a “Partial Lease Year” and any obligations of Tenant for such Partial Lease Year shall be prorated on a per diem basis.

ARTICLE 2. USE AND OPERATION

Section 2.01. Subject to the other provisions of this Lease, Tenant shall occupy and use the Demised Premises solely for office and laboratory purposes and incidental uses normally associated therewith, and for no other use. Tenant hereby covenants and agrees that it, its successors and assigns, or anyone holding by, through or under them, shall not use, nor permit the use of the Demised Premises for any other use or purpose. Immediately following certification under Section 1.03 above, Tenant shall fixture, furnish and equip the Demised Premises for Tenant’s intended business purpose and upon the Commencement Date, Tenant shall occupy and open for business in the Demised Premises.

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ARTICLE 3. RENT

Section 3.01. The annual minimum rental during the Term shall be as follows:

(A)                               During the FIRST (1st) and SECOND (2nd) years following the Rent Commencement Date; ONE HUNDRED EIGHTY FOUR THOUSAND FOUR HUNDRED FIFTY AND 00/100 ($184,450.00) DOLLARS per annum — FIFTEEN THOUSAND THREE HUNDRED SEVENTY AND 00/100 ($15,370.00) DOLLARS per month;

(B)                               During the THIRD (3rd) year following the Rent Commencement Date: ONE HUNDRED NINETY FIVE THOUSAND THREE HUNDRED AND 00/100 ($195,300.00) DOLLARS per annum — SIXTEEN THOUSAND TWO HUNDRED SEVENTY FIVE AND 00/100 ($16,275.00) DOLLARS per month; and

(C)                               During the balance of the Term of this Lease; TWO HUNDRED SIX THOUSAND ONE HUNDRED FIFTY AND 00/100 ($206,150.00) per annum — SEVENTEEN THOUSAND ONE HUNDRED SEVENTY NINE AND 17/100 ($17,179.17) DOLLARS per month.

The “Rent Commencement Data” shall be the [ILLEGIBLE] day occurring following the expiration of the “Rent Concession Period”, in accordance with the provisions hereinafter act forth in Section 5.05 of the this Lease, or as otherwise determined in accordance with said Section 5.05.

Tenant

By	/s/ SWP
Landlord

By	/s/ [ILLEGIBLE]

All annual minimum rental payable under this Lease during the Term hereof shall be paid to Landlord in advance, on the first day of each calendar month during the Term hereof at the office of Landlord or such other place or to such other person or party as Landlord may designate, without prior demand therefor and without any setoff or deduction whatsoever, except as heroin provided. Annual minimum rent and additional rent shall be prorated for a fraction of a month, if any, based on the number of days within such fractional month. Unless and until otherwise designated by Landlord in writing all annual minimum rent and additional rent payable under this Lease shall be paid to National Realty & Development Corp., at 3 Manhattanville Road, Purchase, New York 10577.

Section 3.02. All taxes, charges, costs and expenses which Tenant assumes or agrees to pay under any provision of this Lease, together with any and all other gums and legal fees which may become due, by reason of any default of Tenant or failure on Tenant’s part to comply with the provisions, covenants and conditions of this Lease on Tenant’s part to be performed, and each or any of them, shall be collectible and recoverable as additional rent, and, in the event of nonpayment thereof, Landlord shall have all the rights and remedies herein provided as in the case of nonpayment of annual minimum rent.

ARTICLE 4. SUBORDINATION

Section 4.01. This Lease and all right of Tenant hereunder are, and shall be, subject and subordinate to any mortgages, deeds of trust (including blanket mortgages or deeds of trust covering the Demised Premises and/or the Center and/or other properties) or any other security interest which lies been or which hereinafter may affect the Demised Premises, and to any ground or underlying leases of all or part of the Canter, and to any renewals, modifications, consolidations, replacements and extensions thereof (hereinafter collectively referred to as “Landlord’s Financing”). Landlord represents that, as of the date hereof, the sole holder of Landlord’ s Financing is The Travelers Life and Annuity Company, One Tower square, 2 SHS, Hartford, Connecticut 06183. Tenant acknowledges that the interest of Landlord under this Lease may be assigned by Landlord as collateral security to any of the foregoing partier holding interest to which this Lease is subject and subordinate. In the event of foreclosure of any such interest, or termination of any such ground or underlying lease, or in the event of an exercise of the power of sale under any mortgage or other security interest made by Landlord covering the promises of which the Demised Premises forms a part, Tenant shall, at the sale option and direction of any such party, recognize the rights of any such party under and pursuant to the provisions of such collateral assignment and/or allom to and

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recognize any purchaser at a foreclosure sale of any mortgage or deed of trust or any such purchaser at a sale exercised in connection with the mortgagee’s or trustee’s remedy of power of sale pursuant to any mortgage or deed of trust affecting the Demised Premises and/or Center or any transferee who acquires the Demised Premises and/or Center by deed in lieu of foreclosure, and the successors and/or assigns of such transferee or purchaser. Notwithstanding anything to the contrary contained herein, this Lease shall not be subject and subordinate to the lien of Landlord’s Financing, unless an instrument, duly executed by the holder(s) of Landlord’s Financing, shall be delivered to Tenant which instrument shall contain an agreement in substance, to be effective only so long as Tenant shall not be in default under the provisions of this Lease, that such holder shall recognize Tenant’s rights under this Lease, shall not cut off or terminate this Lease through foreclosure of the documents securing Landlord’s Financing, and Tenant shall not be disturbed in its possession of the Demised Premises or the exercise of any of its rights under the Lease, which agreement may also contains such provisions as are typically included therein by commercial lenders (such agreement hereinafter referred to as the “Subordination, Non-Disturbance and Attornment Agreement”). The Subordination, Non-Disturbance and Attornment Agreement shall be in recordable form and in substance reasonably satisfactory to Tenant, Landlord and the holder(s) of Landlord’s Financing. Tenant acknowledges that the form annexed hereto as Exhibit D is satisfactory to Tenant.

Section 4.02. The provisions of Section 4.01 shall be self-operative, but Tenant covenants and agrees that it shall, within ten (10) days following request, at any time or times, execute, acknowledge and deliver to Landlord any instruments in order to subordinate this Lease and Tenant’s rights hereunder, as aforesaid, said instruments to be in the form required by any mortgagee, ground lessor or other secured party.

Section 4.03. If Tenant shall fail or neglect to execute, acknowledge and deliver any documents required by this Article, Landlord, in addition to any other remedies, may, as agent or attorney-in-fact of Tenant, execute, acknowledge and deliver same on behalf of Tenant, and Tenant hereby irrevocably nominates, constitutes and appoints Landlord as Tenant’s proper and legal attorney-in-fact for such purpose, hereby ratifying all such acts that Landlord may do as attorney-in-fact of Tenant.

Section 4.04. Tenant shall, at any time and from time to time, upon not less than ten (10) days prior notice, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect, as modified, and stating the modifications) and the dates to which the rent and other charges have been paid in advance, if any, and stating whether or not Landlord is in default in the performance of any provision, covenant or condition contained in this Lease, and if so, specifying each such default, and containing any other statements or certifications required by a mortgagee, and/or ground lessor and/or other secured party, it being intended that any statement or certification delivered pursuant to this Section may be relied upon by any party to whom it may be delivered by Landlord.

Section 4.05. The ground and underlying leases and mortgages referred to in this Article 4 to which this Lease is subject and subordinate are hereinafter sometimes called “superior leases” and “superior mortgages”, respectively, and the lessor of a superior lease, or its successor in interest at the time, is hereinafter sometimes called the “lessor” of such superior lease. No pre-payment of more than one month’s rent shall be valid or binding upon the holder of a superior mortgage or the lessor of a superior lease unless expressly approved in writing by such holder or lessor or by any of its predecessors in interest.

Section 4.06. Tenant agrees not to look to the mortgagee, as mortgagee, mortgagee in possession, or successor in title to the Demised Premises and/or the Center, for accountability for any security deposit required by Landlord hereunder, unless said sums have actually been received by said mortgagee as security for Tenant’s performance of this Lease.

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ARTICLE 5. AS-IS; LANDLORD’S WORK;TENANT’S WORK

Section 5.01. Tenant has examined the Demised Premises and has made a complete inspection of same and is familiar with the physical condition thereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Demised Premises, except as is in this Lease specifically set forth, and Tenant specifically acknowledges that no such representation has been made, except that Landlord represents, to the best of its knowledge and except as disclosed in the Phase I Environmental Assessment prepared by Environmental Management Services dated June 19, 2000, there are no environmental hazards present within the Demised Premises. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination, and inspection of the Demised Premises and Tenant agrees to accept the Demised Premises “as is”, except that Tenant shall replace non-functioning horns, strobes and pullboxes in the Demised Premises, provided, however, Landlord shall reimburse Tenant for the one-half of the cost of replacing non-functioning horns, strobes and pullboxes in the Demised Premises (Landlord reimbursement not to exceed $3,000), subject to Landlord’s receipt and approval of the estimates for such work, which approval shall not be unreasonably withheld or delayed, and receipt by Landlord of satisfactory documentation evidencing the payment and lien-free completion of such work.

Section 5.02. Landlord or Landlord’s contractor may give Tenant notice that the Landlord’s Work is substantially complete to the extent that it is practicable for Tenant to enter therein for the performance of work by Tenant necessary to occupy the Demised Premises and open for business, and if such notice shall be given, Tenant shall promptly thereafter commence all work that is necessary to open the Demised Premises for business. Subject to the foregoing provisions of this Section, Tenant shall have the right to install its fixtures and equipment during construction, provided Tenant does not interfere with the construction of the Demised Premises or Building, and, further, provided, that insurance meeting the requirements of Section 7.02 is furnished to Landlord prior to any such entry. Such entry into the Demised Premises by Tenant prior to the Commencement Date is and shall be at the Tenant’s sole cost and risk, and the provisions of Section 7.01 and Section 7.02 shall be applicable during any such period prior to the Commencement Date. Prior to commencing any work, Tenant shall give Landlord prior written notice of the date on which Tenant intends to commence such work, which notice shall describe the type of labor (i.e. union or non-union labor) Tenant intends to hire for its work. Notwithstanding anything herein to the contrary, Landlord may require Tenant to use union labor for all work performed in the Demised Premises, the Building and/or in the Center if, in Landlord’s reasonable judgment, the use of non-union labor would delay or interfere with the progress of any construction within the Building and/or Center and/or the operation of any business in the Building and/or Center. In the event that Landlord does not initially require Tenant to use union labor and a labor dispute subsequently arises due to Tenant’s use of non-union labor, then Tenant shall, within twenty-four (24) hours following notice from Landlord (which may be oral or written), cause each conflicting labor to leave the Demised Premises, the Building and Center, and thereafter Tenant shall prosecute its work only with local union labor. All fixturing and/or other work to be performed by or on behalf of Tenant (other than Landlord’s work hereunder) shall be done in accordance with plans and specifications therefor submitted to and approved by Landlord prior to the commencement of such fixturing and/or other work, which approval shall not be unreasonably withheld, and in accordance with and subject to the provisions of Article 19 hereof. No changes shall be made in said plans and specifications nor shall there be any deviation in the prosecution of the work in accordance with said plans and specifications without Landlord’s prior written approval.

Section 5.03. If Tenant claims that some or all of the construction requirements imposed upon Landlord pursuant to the provisions of this Lease have not been complied with by Landlord upon delivery of notice of substantial completion of Landlord’s Work, as provided herein, Tenant shall, within ten (10) days of said date (or ten days following the date Tenant opens for the transaction of business, whichever date is sooner), submit to Landlord a written list of the work Tenant claims remains to be performed by Landlord, and Landlord shall have ninety (90) days thereafter to complete such work. If Landlord fails to complete such work, the sole remedy of

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Tenant shall be to complete such work and Tenant shall have the right to set off the cost thereof from the rent due Landlord in order to reimburse Tenant for the cost and expense of completion of the work. Upon written request of Landlord, Tenant will, within five (5) days following request (but not sooner than the date required by the first sentence of this Section), furnish to Landlord a written statement that Tenant is in occupancy of the Demised Premises, that the construction of the Demised Premises has been completed in accordance with Landlord’s obligations or in lieu thereof, a list of the work Tenant claims to be incomplete. Notwithstanding the foregoing, the aforesaid time period shall not be applicable to latent defects in the Landlord’s Work for which notice may be given to Landlord promptly following the date upon which Tenant discovers, or reasonably could have discovered, any such latent defects. Landlord agrees to assign to Tenant all warranties relating to the Landlord’s Work, provided, however, the Landlord reserves the right to enforce same, jointly with, or independently of Tenant.

Section 5.04. Landlord shall substantially complete the construction of the Landlord’s Work on or prior to that date which is one hundred twenty (120) days following the date of issuance of a building permit for the Landlord’s Work to be performed at the Demised Premises.

If possession of the substantially completed Demised Premises shall not be delivered to Tenant on or prior to such date, Tenant shall have the right to cancel this Lease upon notice to Landlord to be given within fifteen (15) days following such date, unless the substantially completed Demised Premises shall be delivered to Tenant prior thereto. If Tenant shall not exercise such right of cancellation, the date by which Landlord is obligated to deliver possession of the Demised Premises shall be deemed to be automatically extended for an additional period of ninety (90) days. If possession of the substantially completed Demised Premises is not delivered to Tenant prior to the expiration of such extension period, or if Tenant shall cancel this Lease pursuant to the first sentence of this paragraph, this Lease shall automatically terminate and be null and void and of no further force and effect, and the parties shall be mutually released of and from all rights and obligations hereunder. Tenant’s right to cancel this Lease, as provided herein, shall be Tenant’s sole remedy for Landlord’s failure to deliver possession on or before the required date.

If the substantial completion of the Landlord’s Work is delayed by reason of: (i) any act or omission of Tenant or any of its employees, agents or contractors; or (ii) any failure (not due to any act or omission of Landlord or any of its employees, agents or contractors) to plan or execute Tenant’s work necessary for Tenant’s occupancy of the Demised Premises with reasonable speed and diligence, or (iii) any changes by Tenant in the plans or specifications for the construction of the Demised Premises or any changes or substitutions requested by Tenant; or (iv) Tenant’s failure to furnish plans and specifications required to be furnished by Tenant, or subsequent changes thereto; or (v) Tenant’s request for materials, finishes or installations other than Landlord’s typical building standard; or (vi) the performance or incompletion of work by a party employed or retained by Tenant; then the Landlord’s Work shall be deemed substantially completed on the date when the same would have been substantially completed but for such delay and, in addition, Tenant shall pay to Landlord all costs and damages which Landlord may sustain by reason of such delay.

Section 5.05. (A) Tenant, at Tenant’s sole cost and expense, subject to the Tenant Allowance (as hereinafter defined), shall perform all work necessary to renovate, fixture and equip the Demised Premises for Tenant’s use in accordance with the provisions of Section 2.01 of this Lease (the “Tenant Improvements”). Tenant covenants and agrees that Tenant shall commence the performance of the Tenant Improvements within fifteen (15) days following the issuance of a building permit, and thereafter Tenant shall diligently prosecute such Tenant Improvements and complete same as soon as possible, but in no event more than three (3) months from and after the date that the building permit shall have been issued (“Tenant Improvement Completion Date”). Tenant agrees to apply for the building permit immediately following Tenant’s receipt of notice from Landlord that Landlord has approved the plans and specifications for the performance of the Tenant Improvements.

Section 5.05 (B) Subject to completion of Tenant Improvements in accordance with Tenant’s Plans (as hereinafter defined) and the provisions set forth below in this Section 5.05(B), Landlord shall reimburse Tenant for amounts actually expended by Tenant for a portion of the construction of the Tenant Improvements, in an amount not to exceed the sum of $217,000.00 (the “Tenant

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Allowance”). Such reimbursement shall be in the form of a credit to be taken by Tenant against the first payments of annual minimum rental payable hereunder. The portion of the Tenant Improvements for which the Tenant Allowance shall be paid shall be only that portion thereof that is office installation work (e.g. partitioning, doors, electrical, etc., including, without limitation, upgrading and replacing of existing mechanical systems in the Demised Premises) and in no event shall the Tenant Allowance be used for any work related to Tenant’s trade fixtures or equipment (such portion of the Tenant Improvements for which Tenant may receive the Tenant Allowance is hereinafter called the “Tenant Allowance Work”). Supplementing the foregoing, Landlord acknowledges and agrees that the work described in Exhibit E annexed hereto shall be deemed to be Tenant Allowance Work. Pending the completion of the Tenant Allowance Work (which “completion” shall be deemed to include the delivery to Landlord of the documentation required pursuant to Subparagraph (C) of this Section 5.05, the annual minimum rental payable pursuant to Section 3.01 of this Lease shall be abated (the period for which annual minimum rental is abated is referred to herein as the “Rent Concession Period”). Notwithstanding anything to the contrary set forth herein, in the event that the Tenant Improvements have not been completed and the documentation required pursuant to Subparagraph (C) of this Section 5.05 have not been delivered to Landlord on or before the Tenant Improvement Completion Date, Tenant shall make immediate payment to Landlord of any monthly minimum rental payments that have been abated during the Rent Concession Period, the Rent Commencement Date shall be deemed to be the Commencement Date of this Lease and Tenant will immediately commence payment of annual minimum rental amounts as set forth in 3.01. Landlord shall be entitled to draw upon the letter of credit for the purpose of collecting such unpaid minimum rental payments. Notwithstanding the foregoing, in the event that the completion of the Tenant Improvements and the delivery to Landlord of the documentation required pursuant to Subparagraph (C) of this Section 5.05 has not occurred by the Tenant Improvement Completion Date by reason of the causes set forth in Section 5.06 below, then the Tenant Improvement Completion Date shall be extended for such period of delay, but in no event shall any such delay extend for more than an additional three (3) months following the Tenant Improvement Completion Date. It is further acknowledged and agreed by Tenant that in the event that the monies expended by Tenant for the completion of the Tenant Allowance Work are less than the amount of the Tenant Allowance, Tenant shall not be entitled to any credit for the unused portion thereof, nor is Tenant entitled to any additional sums from Landlord in the event that the monies expended by Tenant in connection with the completion of the Tenant Allowance Work or the Tenant Improvements exceeds the amount of the Tenant Allowance.

Section 5.05. (C) The Tenant Improvements shall be effected solely in accordance with the plans and specifications approved by Landlord (such plans and specifications hereinafter referred to as “Tenant’s Plans”). The Tenant Improvements shall be performed in accordance with the foregoing and the following provisions of this Article 5:

1.              All work shall be done in a good and workmanlike manner.

2.              Tenant and its contractor and any subcontractor shall agree to employ only such labor as will not result in jurisdictional disputes or strikes or result in causing disharmony with other workers employed at the Building. Tenant will inform Landlord in writing of the names of any contractor or subcontractor Tenant proposes to use in the Demised Premises within a reasonable time prior to the beginning of work by such contractor or subcontractor. A copy of any contract or subcontract affecting Tenant Improvements, the Demised Premises or the Building shall be submitted to Landlord prior to commencement of the work provided for therein.

3.              The Tenant Improvements shall be effected in compliance with all applicable laws, ordinances, rules and regulations of governmental bodies having or asserting jurisdiction thereover and Tenant shall procure and furnish to Landlord copies of all governmental permits and authorizations which may be required in connection with such work, prior to the commencement thereof.

4.              Tenant, at its expense, and with diligence and dispatch, shall procure the cancellation or discharge of all notices of violation arising from or otherwise connected with work performed or alleged to have been performed by its contractor(s) or subcontractor(s) and which shall be issued by

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the Borough of South Plainfield or any other public authority having or asserting jurisdiction. Tenant shall defend, indemnify and save harmless Landlord against any and all mechanic’s and other liens and financing or title retention devices filed in connection therewith and against all costs, expenses and liabilities (including reasonable attorney’s fees) incurred in connection with any such lien, financing statement, conditional bill of sale, chattel mortgage or other financing or title retention devices, or any action or proceeding brought thereon. Tenant shall keep the Land, the Building and the Demised Premises free and clear of all liens for any work or material claimed to have been furnished to Tenant or to the Demised Premises on Tenant’s behalf, and all work to be performed by Tenant shall be done in a manner which will not interfere with or disturb other tenants or occupants of the Building. All notices of intention, mechanic’s liens, financing statements, conditional bills of sale, chattel mortgages and other financing or title retention devices filed against Tenant, the Demised Premises, or the Building for work claimed to have been done for or materials claimed to have been furnished to Tenant shall be cancelled and discharged of record by Tenant at its expense within ten (10) days after such filing, by payment or filing of the bond required by law.

Neither Tenant nor any of its agents, employees, representatives, contractors or subcontractors shall have any power or authority to do any act or thing or to make any contract or agreement which will bind Landlord or which may create or be the foundation for any mechanic’s lien or other lien or claim upon or against Landlord or Landlord’s interest in the Real Property; and further, Landlord shall have no responsibility to Tenant or to any architect, engineer, contractor, subcontractor, supplier, material man, workman or other person, firm or corporation who shall engage in or participate in the performance of Tenant Improvements, any additional work or any installation, alteration or improvement to be performed or made by Tenant under any of the terms of this Lease, or otherwise, unless Landlord shall expressly undertake such obligation by an agreement in writing, signed by Landlord, and made between Tenant and Landlord or such other party. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit and that no mechanic’s or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Demised Premises, the Land and/or the Building. A copy of the foregoing provisions of this paragraph shall be included in any contract entered into by or on behalf of Tenant for the performance of or the furnishing or installation of Tenant Work, any additional work, or any installation, alteration or improvement to the Demised Premises.

5.              During the progress of the work to be done by Tenant, said work shall be subject to inspection by representatives of Landlord, which shall be permitted access and the opportunity to inspect at all reasonable times, but this provision shall not in any way whatsoever create any obligation on Landlord to conduct an inspection or impose any liability on Landlord for the failure of any such work.

6.              Prior to commencement of any Tenant Work, Tenant or Tenant’s contractor shall furnish to Landlord policies of insurance or certificates thereof evidencing the existence of the insurance coverages required by Section 7.02 hereof, including without limitation comprehensive general liability and builder’s risk insurance. Upon request by Landlord, Tenant’s contractors and/or subcontractors shall furnish to Landlord Performance Bonds and/or Completion Bonds, in form and substance reasonably satisfactory to Landlord.

7.              Upon completion of the work, Tenant shall, at its sole cost and expense, remove all debris from the Demised Premises and the Building, and clean the same. If it is necessary for Landlord to do any work to clean the Building and/or the Center or any part thereof, Tenant shall reimburse Landlord, upon demand therefor, Landlord’s cost of cleaning same, plus Landlord supervision charges of fifteen (15%) percent.

8.              Upon completion of Tenant Improvements, Tenant shall submit to Landlord in form and substance satisfactory to Landlord and counsel for Landlord the following:

(a)         A Certificate of Completion by a licensed architect or engineer, which Certificate shall certify that all Tenant Improvements has been completed in accordance with the approved plans and specifications;

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(b)         A certificate by Tenant, or if Tenant is a corporation by an executive officer of Tenant, that the entire cost of Tenant Improvements has been paid and the amount thereof, that all those who furnished work or materials have been paid in full, and that no party has filed any lien or possesses any claim which is unpaid or remains undischarged;

(c)          A Certificate of Occupancy, or an equivalent permit or certificate, required by any governmental authorities prior to opening for business within the Demised Premises;

(d)         A final release and lien waiver signed by Tenant’s general contractor and all subcontractors and materialmen, together with a certificate by the general contractor to the effect that all those who furnished work or materials to the Demised Premises have been paid in full and that the release and waiver has been signed by all those who furnished work or materials to the Demised Premises; and

(e)          Final and complete “as-built” plans (architectural and mechanical) for the Demised Premises.

Section 5.06. If there shall be a delay in the completion of the Landlord’s Work or repair or restoration of the Demised Premises or Center or any portion thereof caused by strikes, riots, acts of God, shortages of labor or materials, national emergency, governmental restrictions, laws or regulations, the act or failure to act of Tenant, including without limitation, delays in delivering construction criteria and plan approval, or for any other cause or causes beyond Landlord’s control, at Landlord’s option such delay shall not be a violation of this Lease, and the time periods set forth in this Lease for any such work shall, at Landlord’s option, be extended for a period of time equal to the period of delay.

Section 5.07. The Plot Plan shows the approximate location of existing buildings, buildings under construction, proposed buildings and certain areas reserved for related site improvements and future construction at the option of Landlord. Landlord shall have the right to develop the Center in the manner it sees fit and in the sole and absolute discretion of Landlord: to construct or not construct any buildings other than the Building, to change the nature or identity of the occupants of any such buildings, and to vary the floor areas, stories and heights, sizes, shapes and design of any such buildings and the divisions or portions thereof.

ARTICLE 6. ALTERATIONS AND REPAIRS

Section 6.01. No alterations or additions shall at any time be made by or at the instance of Tenant without Landlord’s prior written consent, except that Tenant may make alterations, the cost or value of which is not greater than $10,000.00, without Landlord’s consent, provided such alterations do not affect the exterior or load bearing structural integrity of the Building or materially or adversely affect the building systems serving the Demised Premises. All work, repairs, and/or alterations made by or at the instance of Tenant shall be done in a good and workmanlike manner, with first class materials, in compliance with any applicable governmental rules and regulations, and subject to Article 19 hereof, and the cost thereof shall be paid by Tenant in cash or its equivalent, so that the Demised Premises shall at all times be free of liens for labor or materials supplied or claimed to have been supplied to the Demised Premises. Any alterations, installations, repairs, additions or improvements (inclusive of paneling and other wall coverings), except Tenant’s trade fixtures, shall, at the option of Landlord, become the property of Landlord and shall remain upon and be surrendered with the Demised Premises, as part thereof, at the expiration or sooner termination of the Term. If Tenant is in default hereunder or is dispossessed, or vacates the premises, voluntarily or otherwise, and fails to remove any property, equipment and fixtures within ten (10) days following notice by Landlord, then and in that event, the said property, equipment and fixtures shall be deemed, at the option of Landlord, to be abandoned; or in lieu thereof, at the Landlord’s option, Landlord may remove and store or dispose of such property and charge the cost and expense of removal, storage and disposal to Tenant. , provided, however, Landlord’s option to elect that Such alterations either remain with the Demised Premises or be removed at the Tenant’s expense, and the Landlord’s determination as to whether any particular fixtures are “trade fixtures”, shall be made

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within thirty days (30) following Tenant’s written request to Landlord to make such determination with respect to any particular installation of any of such alterations or fixtures. Trade fixtures shall be defined as fixtures and equipment used by Tenant in the operation of its business, but not including any fixtures and equipment which are part of the operation of the Demised Premises or the Building.

Section 6.02. Anything to the contrary contained herein notwithstanding, it is expressly understood and agreed that Tenant may install, connect and operate such machinery, fixtures and equipment as may be deemed necessary by the Tenant for its business, subject to compliance with applicable rules and regulations of governmental bodies and bureaus having jurisdiction thereover. Subject to the terms and conditions of this Lease, the machinery, fixtures and equipment belonging to Tenant shall, at all times, be considered and intended to be personal property of Tenant, and not part of the realty, and subject to removal by Tenant, provided, at the time of such removal, that Tenant is not in default pursuant to any of the terms, covenants, provisions or conditions of this Lease. Tenant, at its own cost and expense, shall pay for any damage to the Demised Premises or Building caused by the installation thereof or such removal, and this obligation shall survive the expiration or sooner termination of the Term.

Section 6.03. Landlord shall, following reasonable notice from Tenant, make all necessary repairs and replacements to the exterior structural portions of the Demised Premises, including the roof and foundations thereof, provided, however, Landlord shall not be required to make any repairs or replacements caused by any act, omission, or negligence of Tenant, any subtenant, or concessionaire, or their respective employees, agents, invitees, licensees or contractors, including any repairs to the roof necessitated by roof penetrations made by Tenant, it being understood that Landlord shall be responsible for any roof repairs arising out of Landlord’s Work. Tenant shall make all other repairs and replacements to the Demised Premises. Tenant shall maintain throughout the Term, including any extension term hereof, a protective service maintenance contract with a contractor approved by Landlord, which approval shall not be unreasonably withheld, providing for periodic maintenance of the H.V.A.C. system serving the Demised Premises, including without limitation periodic changing of any and all filters, changing of belts, lubricating of equipment and maintenance of operating levels of freon in accordance with manufacturers specifications. Said contract shall provide for maintenance inspection and service not less than two (2) times per year. A copy of any such maintenance contract shall be delivered to Landlord on a yearly basis or more often if required by Landlord. Tenant shall keep all glass clean and in good condition, and Tenant shall replace any glass which may be damaged or broken with glass of the same quality. Tenant shall keep the sidewalk, if any, adjacent to the Demised Premises free and clear of trash, litter and rubbish.

Section 6.04. To the extent permitted by law, nothing contained in this Lease shall authorize Tenant to do any act which may create or be the foundation for any lien, mortgage or other encumbrance upon the reversion or other estate of Landlord, or of any interest of Landlord in the Demised Premises, or upon or in the Building or Center of which the same form a part; it being agreed that should Tenant cause any alterations, changes, additions, installations, improvements or repairs to be made to the Demised Premises, or cause materials to be furnished or labor to be performed therein or thereon, neither Landlord nor the Demised Premises shall, under any circumstances, be liable for the payment of any expense incurred or for the value of any work done or materials furnished to the Demised Premises or any part thereof. Tenant shall, upon request of Landlord, deliver such documents as may be required by Landlord in order to effectuate the lien protection required by this paragraph and Section 6.01 hereof, including without limitation, waivers of lien in advance from all contractors. All such alterations, changes, additions, improvements, repairs, materials and labor shall be at Tenant’s sole expense and Tenant shall be solely and wholly responsible to contractors, subcontractors, laborers and materialmen furnishing labor and material to the Demised Premises and Building or any part thereof. If, because of any act or omission of Tenant, any mechanic’s or other lien or order for the payment of money shall be filed against the Demised Premises or the Building or improvements thereon or therein, or upon the Center, or against Landlord (whether or not such lien or order is valid or enforceable as such), Tenant shall, at Tenant’s own cost and expense, within ten (10) days after notice of the filing thereof, cause the same to be canceled and discharged of record, or furnish Landlord with a surety bond issued by a surety

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company reasonably satisfactory to Landlord, protecting Landlord from any loss because of nonpayment of such lien or claim, and Tenant hereby indemnifies and saves harmless Landlord from and against any and all costs, expenses, claims, losses or damages, including reasonable counsel fees, resulting therefrom or by reason thereof.

Section 6.05. Except for the repair obligations of Landlord under Section 6.03 above and the restoration obligations of Landlord under and as set forth in Articles 8 and 10 hereof, the Tenant shall take good care of the Demised Premises and, at its cost and expense, keep and maintain in good repair the interior and exterior of the Demised Premises, including, but not limited to the air conditioning and heating plant, the plumbing pipes and fixtures belonging thereto; and shall repair or replace all mechanical and working parts used in connection with the air conditioning, electrical, heating and plumbing plants, fixtures and systems; and shall keep the water and sewer pipes and connections, including the gutters, leaders, and roof drains, free from other obstructions; and shall generally maintain and repair the interior and exterior of the Demised Premises and shall, at the end or the expiration of the Term (or Extension Term, whichever is applicable), deliver up the Demised Premises in good order and condition, damages by the elements, ordinary wear and tear excepted. Tenant covenants and agrees that it shall not cause or permit any waste (other than reasonable wear and tear), damage or disfigurement to the Demised Premises, or any overloading of the floors of the Building.

Section 6.06. Landlord hereby acknowledges that Tenant may obtain financing for its laboratory and/or office equipment, and that in such event, Tenant may grant a security interest to such lender or equipment lessor in connection with such financing and/or leasing. Landlord further acknowledges that such financing or leasing by Tenant shall not be deemed to be a violation of the provisions of Section 6.04 so long as the lien of such lender or equipment lessor extends solely to the trade fixtures or other property of the Tenant located at the Demised Premises, and does not attach to, affect in any manner whatsoever, the Building or property of the Landlord located at the Building, including, without limitation, the building fixtures and equipment located in the Demised Premises.

ARTICLE 7. INDEMNITY AND INSURANCE

Section 7.01. (a) To the extent not covered by the insurance required to be maintained by Landlord hereunder, Tenant hereby indemnifies and saves harmless Landlord from and against any claims and all loss, cost, liability, damage and/or expense, including, but not limited to reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Tenant in the observance or performance of any of the provisions, covenants or conditions of this Lease on Tenant’s part to be observed or performed, (ii) the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant or any person claiming through or under Tenant, or (iii) any acts, omissions, or negligence of Tenant or any such person, or any contractor, agent, servant, employee, visitor or licensee of Tenant, or any such person, in or about the Demised Premises. If any action or proceeding shall be brought against Landlord based upon any such claim, Tenant, upon notice from Landlord, shall cause such action or proceeding to be defended, at Tenant’s expense, by counsel acting for Tenant’s insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Landlord.

Section 7.01. (b) To the extent not covered by insurance required to be maintained by Tenant hereunder, Landlord hereby indemnifies and saves harmless Tenant from and against any claims and all loss, cost, liability, damage and/or expense, including, but not limited to reasonable counsel fees, penalties and fines, incurred in connection with or arising from (i) any default by Landlord in the observance or performance of any of the provisions, covenants or conditions of this Lease on Landlord’s part to be observed or performed, or (ii) any acts, omissions, or negligence of Landlord or any such person, or any contractor, agent, servant, employee, visitor or licensee of Landlord, or any such person, in or about the Demised Premises. If any action or proceeding shall be brought against Tenant based upon any such claim, Landlord, upon notice from Tenant, shall cause such action or proceeding to be defended, at Landlord’s expense, by counsel acting for Landlord’s insurance carriers in connection with such defense or by other counsel reasonably satisfactory to Tenant.

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Section 7.02. Tenant shall, during the Term (including any extension term) and during any period prior to the commencement of the Term during which Tenant or anyone acting by or on behalf of Tenant enters the Demised Premises, at Tenant’s own cost and expense, maintain and provide: (a) comprehensive general liability insurance for the benefit and protection of Landlord and Tenant (said policy to name Landlord, ground lessor, if any, and any other parties designated by Landlord, as co-insureds) in an amount not less than $1,000,000 for injuries or death to any one person, and not less than $3,000,000 for injuries or death to more than one person in any one accident or occurrence and for damage to property in an amount not less than $500,000 arising out of any one accident or occurrence; (b) plate glass insurance covering all plate glass in the Demised Premises; (c) worker’s compensation insurance covering all persons employed in connection with Tenant’s use and occupancy of the Demised Premises or any construction or alteration work therein; (d) insurance against loss or damage to Tenant’s contents, including without limitation, trade fixtures and equipment, by fire, lightning, and other risks from time to time included under standard “extended coverage” policies, and vandalism and malicious mischief, in amounts sufficient to prevent Landlord and Tenant from becoming co-insurers of any loss under such policy, but in any event, not less than 100 percent of the full insurable value of such property; (e) boiler and pressure vessel insurance on all of Tenant’s equipment, parts thereof and appurtenances attached or connected to the Demised Premises which by reason of their use or existence are capable of bursting, erupting, collapsing or exploding, in the minimum amount of Five Hundred Thousand ($500,000.00) Dollars for damage to property resulting from such perils; and (f) insurance covering such other risks as may be reasonably requested by Landlord occasioned by or attributable to the use or occupancy or manner of use or occupancy of the Demised Premises by Tenant. Said policies shall be issued by companies satisfactory to Landlord and licensed to do business in the state in which the Demised Premises is located. Said policies or certificates thereof shall be delivered to Landlord at the commencement of the Term (or prior thereto in the event of earlier entry by Tenant upon the Demised Premises), together with proof of payment of premium therefor, and renewal policies or certificates therefor shall be delivered to Landlord not less than twenty (20) days prior to the expiration dates thereof. Said policies and/or certificates shall contain an undertaking by the insurer to give Landlord not less than twenty (20) days written notice of any cancellation or change in scope or amount of coverage of said policies.

Section 7.03. (a) Landlord shall, during the Term, maintain and provide general hazard insurance during the course of construction (including “builder’s risk endorsements”) against loss or damage to the Building by fire, lightning and other risks from time to time included under standard “Extended Coverage” policies, vandalism and malicious mischief, in amounts not less than 100 percent of the full replacement value of the Building and any other building or portion thereof covered by such insurance and rent loss insurance covering all minimum and additional rental payable hereunder. Tenant shall pay its proportionate share of the cost of maintaining and providing such insurance, which proportionate share shall be a fraction having as its numerator the number of square feet of floor area within the Demised Premises and as its denominator, the total number of square feet of floor area of all buildings within Lot 46.24.

Section 7.03. (b) Such payment shall be made to Landlord, at Landlord’s Option, either annually within thirty (30) days of demand therefor or in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. Periodically, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant’s proportionate share of said insurance costs. If the total amount paid by Tenant under this section for any period during the Lease Term shall be less than the actual amount due from Tenant for such period, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) clays after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such period shall exceed the actual amount due from Tenant for such period, the excess shall promptly be applied by Landlord to the next accruing monthly installments thereof or, at Landlord’s option, to any other charges payable by Tenant. For the calendar years in which this Lease commences and terminates, the provisions of this section shall apply and Tenant’s liability for its proportionate share thereof for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during the Lease Term. Prior to or at the commencement of the Lease Term and from time to time

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thereafter throughout the Lease Term, Landlord will notify Tenant in writing of Landlord’s estimate of Tenant’s monthly installments due hereunder. Tenant’s obligations under this section shall survive the expiration of the Lease Term.

Section 7.04. Insurance coverages required of Tenant hereunder shall be reviewed on an annual basis and Landlord may require that said coverages shall be updated in accordance with the provisions hereinabove set forth as to amounts and scope of coverage.

Section 7.05. In the event of any insured loss covered under the terms and conditions of this Lease, and for which Tenant is obligated to maintain insurance coverage, all insurance carriers’ checks in satisfaction of the same shall be made payable to the Landlord and the holder of the first mortgage covering the Building and Tenant waives any and all rights to be designated a payee on such loss payment, except as to losses under the coverage in Section 7.02(d) above.

ARTICLE 8. FIRE DAMAGE

Section 8.01. If the Demised Premises shall be partially damaged by fire or other insured casualty, the damages shall be repaired by and at the expense of Landlord and the annual minimum rental until such repairs shall be made shall abate equitably according to the part of the Demised Premises which is unusable by Tenant or, if by reason thereof, the Demised Premises are rendered untenantable, said rental shall totally abate until such repairs shall be made. Notwithstanding the foregoing, if the Demised Premises or the Building shall be damaged to such extent that Landlord shall decide to demolish same, or not to rebuild same, then, and in such event, Landlord may terminate this Lease upon notice to Tenant given within ninety (90) days following such event, and upon the date specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days following the giving of said notice, this Lease shall terminate and Tenant shall vacate and surrender the Demised Premises to Landlord. Any annual minimum rental prepaid by Tenant beyond said date shall be promptly refunded to Tenant. Notwithstanding any of the foregoing provisions of this Article, if Landlord or the holder of any superior mortgage shall be unable to collect all of the insurance proceeds (including rent insurance proceeds) applicable to damage or destruction of the Demised Premises or the Building by fire or other cause, by reason of some action or inaction on the part of the Tenant or any of its employees, agents or contractors, then, without prejudice to any other remedies which may be available against Tenant, the abatement of Tenant’s rents provided for in this Article shall not be effective to the extent of the uncollected insurance proceeds.

Section 8.02. If this Lease shall not be terminated as provided above in this Article, Landlord shall, at its expense, proceed with the restoration of the Demised Premises, provided, Landlord’s obligations hereunder shall not exceed the scope of Landlord’s initial construction obligations under this Lease and further provided, that Landlord’s restoration obligations shall be subject to building and zoning laws then in effect. No penalty shall accrue for reasonable delay which may arise by reason of adjustment of insurance on the part of Landlord. Landlord shall use diligent efforts to adjust insurance promptly. If Landlord shall so restore the Demised Premises, Tenant shall repair, restore and redecorate the Demised Premises and reoccupy and reopen the Demised Premises, within fifteen (15) days following notice of restoration, in a manner and to the condition existing prior to the event of damage, except to the extent that Landlord is obligated above, and Tenant shall hold in trust the proceeds of all insurance carried by Tenant on its property for the purpose of such repair and restoration.

Section 8.03. Nothing hereinabove contained with respect to Tenant’s right to abate the rent under proper conditions shall be construed to limit or affect Landlord’s right to payment under the rental loss coverage to be provided pursuant to Section 7.03 hereof.

ARTICLE 9. WAIVER OF SUBROGATION

Section 9.01. Landlord, its officers, agents, employees, subsidiaries and affiliated entities

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and corporations shall not be liable for any damage to or destruction of any of Tenant’s goods, merchandise, fixtures, furniture or property of whatsoever nature, caused by fire or any other cause whatsoever, including, without limitation, the negligence of any such parties, and Tenant hereby releases and waives any right of recovery against Landlord, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss. Tenant shall procure a waiver of subrogation on the part of the insurer against such parties by an endorsement to all insurance policies whereby the insurer recognizes the provisions of this Article.

Section 9.02. Tenant, its officers, agents, employees, subsidiaries and affiliated entities and corporations shall not be liable for any damage to or destruction of any of Landlord’s goods, merchandise, fixtures, furniture or property of whatsoever nature, caused by fire or any other cause whatsoever, including, without limitation, the negligence of any such parties, and Landlord hereby releases and waives any right of recovery against Tenant, its officers, agents, employees, subsidiaries and affiliated entities and corporations for any such loss. Landlord shall procure a waiver of subrogation on the part of the insurer against such parties by an endorsement to all insurance policies whereby the insurer recognizes the provisions of this Article.

ARTICLE 10. CONDEMNATION

Section 10.01. If the whole of the Demised Premises shall be taken by any governmental authority under the power of condemnation, eminent domain, or expropriation, or in the event of a conveyance in lieu thereof, the Term shall cease as of the day possession shall be taken by such governmental authority. If more than 25 percent of the Demised Premises shall be so taken or conveyed, either Landlord or Tenant shall have the right to terminate this Lease upon notice to the other party, effective as of the day possession shall be taken by such governmental authority. If this Lease is so terminated, annual minimum rental shall be prorated as of the date that possession must be surrendered to the condemning authority.

Section 10.02. If this Lease continues after a partial taking, the annual minimum rental shall abate equitably as to the part of the Demised Premises which is taken. If this Lease continues after any such taking or conveyance, Landlord shall make all necessary repairs and restorations so as to restore the remainder of the Demised Premises to a complete architectural unit. Landlord’s reconstruction obligations shall not exceed the amount of the award or compensation for the taking, shall not exceed the scope of Landlord’s initial construction obligations hereunder, and shall be subject to building and zoning laws then in effect.

Section 10.03. If so much of the Center, Common Areas or Building shall be so taken or conveyed so that in the reasonable exercise of Landlord’s judgment, the continued operation of the Building for use by its tenants is unfeasible, then, in such event, Landlord may, by notice to Tenant, delivered not later than thirty (30) days following the date that possession of the premises taken or conveyed is delivered to the governmental authority, terminate this Lease, and rent shall be pro rated as of the date that possession must be surrendered to the condemning authority.

Section 10.04. Tenant and not Landlord shall be entitled to any portion of the award made to Tenant for the value of Tenant’s removable trade fixtures and equipment other than equipment necessary for the operation of the Building. All compensation awarded for the taking of the Building, the fee and the leasehold shall belong to and be the property of Landlord, and Tenant shall not be entitled to and hereby waives any damages for the unexpired portion of the Term, or injury to its leasehold interest.

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ARTICLE 11. ASSIGNMENT AND SUBLETTING

Section 11.01. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, as the case may be, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor sublet or underlet nor suffer or permit the Demised Premises or any part thereof to be used by others without the prior written consent of Landlord in each instance. If, with consent of Landlord, this Lease may be assigned, or the Demised Premises or any part thereof be underlet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, undertenant or occupant and apply the amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collecting shall be deemed to relieve Tenant or any guarantor of this Lease or guarantor of the obligations of Tenant hereunder of any of its or their obligations hereunder nor be deemed a waiver of this covenant, or the acceptance of the assignee, undertenant or occupant as tenant; or a release of Tenant or any guarantor of this Lease or any guarantor of the obligations of Tenant hereunder from its or their obligations under the covenants, provisions and conditions hereof; it being understood and agreed that Tenant and any guarantor of this Lease or any guarantor of the obligations of Tenant hereunder shall at all times, including during any extension term, remain obligated as primary obligors under this Lease. The consent by Landlord to an assignment or underletting shall not in any wise be construed to relieve Tenant or any other Tenant, assignee, undertenant, or occupant of the Demised Premises from obtaining the express consent in writing of Landlord to any further assignment or underletting, and no such assignment or subletting shall be made to anyone who shall occupy the Demised Premises for any use other than as specifically permitted by the terms of this Lease. Notwithstanding anything contained in this Lease to the contrary, in the event that it shall be found by a court of competent jurisdiction that Landlord was unreasonable in withholding its consent to the assignment of this Lease or the subletting of all or any portion of the Demised Premises, Tenant’s sole remedy shall be limited to specific performance and Tenant shall not be entitled to damages or any other affirmative relief or remedy as a result thereof. In the event of a leveraged buy-out or other take-over of Tenant, Landlord’s consent to an assignment of this Lease or subletting of the Demised Premises to the successor entity shall not be deemed to have been unreasonably withheld if said successor entity shall not have a net worth (in the event of a corporate entity, on a market value basis) as certified to by a certified public accountant at least equal to the net worth of Tenant upon the date of execution of this Lease.

Section 11.02. Supplementing the provisions of Section 11.01 of this Lease, provided Tenant is not in default under any of the terms, covenants, conditions and provisions of the Lease, Landlord shall not unreasonably withhold or delay or condition its consent to any proposed assignment of this Lease, or subletting of all or any portion(s) of Demised Premises. Any assignment or transfer of this Lease and any subletting of all or a portion of the Demised Premises shall be subject to Landlord’s prior written consent and subject to the terms of all of the sections of this Article 11 and shall be made only if, and shall not be effective until, the assignee or subtenant shall execute, acknowledge and deliver to Landlord a recordable agreement, in form and substance satisfactory to Landlord and counsel for Landlord, whereby the assignee or subtenant shall assume for the benefit of Landlord the obligations and performance of this Lease and agree to be personally bound by and upon all of the covenants, agreements, terms, provisions and conditions hereof on the part of Tenant to be performed or observed, and whereby Tenant (and any guarantor of this Lease or of the Tenant’s obligations hereunder) covenants and agrees to remain liable as a primary obligor for the due performance of all of the covenants, agreements, terms, provisions and conditions of this Lease on the part of Tenant to be performed or observed. In the event of any assignment of this Lease or any subletting of all or any portion of the Demised Premises, the obligations of Tenant and any guarantor of this Lease or any guarantor of the obligations of Tenant under this Lease as a primary obligor shall be unaffected and shall remain in full force and effect.

Section 11.03. In the event that Tenant desires to assign this Lease or sublet all or a portion of the Demised Premises, Tenant shall first notify Landlord in writing of its intention, and such notice shall include the information described in the last sentence of Section 11.04 hereof and state the name of the proposed assignee or subtenant, together with its full address and a description of its proposed use (but nothing contained herein shall permit, nor obligate Landlord to permit, a use other than the use permitted by Section 2.01 of this Lease, it being understood that any change in

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use shall be subject to Landlord’s consent, which Tenant agrees may, notwithstanding anything contained herein to the contrary, be unreasonably withheld). Tenant shall include therewith such financial information as may be available concerning the proposed assignee or subtenant, including without limitation current updated financial statements (which financial information Tenant, and/or the proposed assignee or subtenant shall supplement on demand if required by Landlord). In addition, Tenant shall simultaneously tender a duplicate original of the instrument of assignment or sublease and a termination and surrender agreement in proper form, reasonably satisfactory to counsel for Landlord (“Surrender Agreement”) executed in and on behalf of Tenant. Thereafter, Landlord shall have sixty (60) days in which to decide whether to accept a surrender of the Demised Premises or to respond to the notification above, it being understood that during such sixty (60) day period Landlord shall have the right to negotiate with such assignee and/or subtenant, without Landlord incurring any obligation whatsoever to Tenant, for all or a portion of the Demised Premises or such other or greater or lesser area of the Center as Landlord shall determine in its sole discretion. In the event that Landlord shall accept the Surrender Agreement, Landlord shall execute the Surrender Agreement and this Lease shall terminate as of the sixtieth day following the day that Landlord received Tenant’s notification (“Surrender Date”), with the same force and effect as if such date were the Expiration Date. Upon the termination of this Lease pursuant hereto, Tenant shall pay all annual minimum rent and additional rent on a pro rata basis for each day prior to the Surrender Date. In the event that any item of additional rent cannot be calculated as of the Surrender Date, Tenant hereby covenants to pay its pro rata share promptly upon being billed therefor and this obligation shall survive the Surrender Date.

Section 11.04. Tenant hereby covenants and agrees to tender to Landlord upon receipt fifty (50%) percent of any annual minimum rent or additional rent or lump sum or installment payment or sum which Tenant shall receive from or on behalf of any assignee(s) or subtenant(s) or any occupant by, through or under Tenant, which is in excess of the annual minimum rent or additional rent payable by Tenant in accordance with the provisions of this Lease (or in the event of a subletting of less than the whole of the Demised Premises, the annual minimum rent or additional rent allocable to that portion of the Demised Premises affected by such sublease) less the actual bona-fide expenses paid by Tenant in connection with such subletting or assignment (e.g. cost of alterations, and brokerage, legal and architectural and engineering fees). At the time of submission of the proposed assignment or sublease to Landlord, Tenant shall certify to Landlord in writing whether or not the assignee or subtenant has agreed to pay any such monies to Tenant or any designee of Tenant other than as specified and set forth in such instruments, and if so Tenant shall certify the amounts and time of payment thereof in reasonable detail.

Section 11.05. Notwithstanding anything to the contrary contained in this Article, Tenant may assign this Lease or sublet any portion of the Demised Premises at any time during the term of this lease, without obtaining Landlord’s consent, upon Tenant giving Landlord prior written notice, to (a) another corporation succeeding to substantially all of the assets of Tenant as a result of a consolidation or merger or to a corporation to which all or substantially all of the assets of Tenant have been sold; (b) a wholly-owned subsidiary corporation; or (c) an affiliated corporation (defined as any corporation whose majority of shares are owned or controlled by the same persons owning or controlling the majority of shares of Tenant); provided: (i) documentation in compliance with Section 11.02 above shall be delivered to Landlord prior to the effective date of such assignment or sublease, and (ii) Tenant shall remain primarily liable under all terms and conditions of this Lease (unless Tenant’s corporate existence ends as a matter of law pursuant to such consolidation or merger).

ARTICLE 12. COMMON AREA MAINTENANCE

Section 12.01. As used in this Lease, the term “Common Area Operating Costs” shall include the total cost and expense incurred by Landlord in operating, lighting, striping, maintaining, cleaning, landscaping, repairing (including replacement and resurfacing) managing, signing, equipping and insuring the Common Areas within Lot Nos. 46.24 and 46.25 plus ten (10%) percent of the foregoing costs to cover Landlord’s administrative and overhead costs. Such costs and

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expenses shall include, without limitation (including appropriate reserves): cleaning; fire and police protection and general security (Landlord not incurring or assuming any obligation to provide such protection or security or any liability for the failure of the same); repairing and replacing paving; keeping the Common Areas supervised, drained, reasonably free of snow, ice, rubbish and other obstructions, and in a neat, clean, orderly and sanitary condition; the charges for rubbish containers and removal (except that at Landlord’s option, Tenant shall be directly responsible for contracting for and for providing (subject to Landlord’s approval of the provisions and conditions of the agreement therefor) rubbish containers and removal); the maintenance of any and all fire protection systems servicing Lot Nos. 46.24 and 46.25; the cost of public liability insurance; keeping the Common Areas suitably lighted; maintaining signs (other than Tenant’s signs), markers, painted lines delineating parking spaces, and other means and methods of pedestrian and vehicular traffic control; constructing, maintaining and repairing of onsite and offsite traffic controls; maintaining adequate roadways, entrances and exits; maintaining any plantings and landscaped areas; Lot Nos. 46.24 and 46.25 management fees incurred by Landlord, including management fees payable to parties or entities owned or controlled by Landlord or any of them; maintenance and repair of all utilities, utility conduits and storm drainage systems situated within or servicing Lot Nos. 46.24 and 46.25; fees for required licenses and permits; and depreciation of machinery and equipment used in the operation and maintenance of the Common Areas and personal property taxes and other charges incurred in connection with such equipment. The term “Common Areas” shall be defined as all paved areas, driveways, truckways, walkways, and landscaped and planted areas within Lot Nos. 46.24 and 46.25. Landlord shall maintain, light, clean and repair (including snow removal) the Common Areas so that such Common Areas may be used for their intended purposes, and in order to enable Landlord to perform its obligations as aforesaid, Landlord may incur such Common Area Operating Costs as Landlord, in its sole discretion, may determine, in the performance of Landlord’s obligations hereunder to maintain the Common Areas.

Section 12.02. During the initial term of this Lease and during any extension term hereof, Tenant shall pay Landlord Tenant’s proportionate share of Common Area Operating Costs incurred or expended by Landlord as aforesaid. Such payment shall be made to Landlord in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. Following the expiration of each calendar year during the Term hereof, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant’s proportionate share of the Common Area Operating Costs for such year. If the total amount paid by Tenant under this section for any calendar year during the Term shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall promptly be applied by Landlord to the next accruing monthly installments of Tenant’s proportionate share of Common Area Operating Costs or, at Landlord’s option, to any other charges payable by Tenant. For the calendar years in which this Lease commences and terminates, the provisions of this section shall apply, and Tenant’s liability for its proportionate share of any Common Area Operating Costs for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during the Term. Prior to or at the commencement of the Term and from time to time thereafter throughout the Term, Landlord will notify Tenant in writing of Landlord’s estimate of Tenant’s monthly installments due hereunder. Landlord shall have the right to make special assessments from time to time for extraordinary Common Area Operating Costs and Tenant shall pay any such special assessment within ten (10) days following Landlord’s billing therefor. Extraordinary Common Area Operating Costs shall include, without limitation, any charge not anticipated by Landlord in determining Landlord’s estimate of Tenant’s proportionate share of Common Area Operating Costs for the year in question and any charges, costs and expenses incurred by Landlord which might cause the amounts paid by Tenant pursuant to Landlord’s estimate of Tenant’s proportionate share of Common Area Operating Costs for the year in question to be less than the amount actually due from Tenant for such year pursuant to this Section 12.02. Tenant’s obligations under this section shall survive the expiration of the Term. Tenant’s proportionate share of Common Area Operating Costs shall be a fraction, having as its numerator, the number of square feet of floor area within the Demised Premises and as its denominator, the total number of square feet of floor area of all buildings within Lot Nos. 46.24 and 46.25 or, at Landlord’s option, the

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portion thereof affected by such cost, including the Demised Premises. Notwithstanding the foregoing provisions of this Article, in the event the obligations of Tenant under this Article 12 are specifically identifiable separate charges relating to Tenant and/or the Demised Premises, then, and in such event, the obligations of Tenant under this Article 12 may, at Landlord’s option, be measured and payable in accordance with such separate and specifically identifiable charge and not by the provisions of the preceding sentence.

Section 12.03. Tenant, its concessionaires, officers, employees, and agents may use the Common Areas, subject to such reasonable rules and regulations as Landlord may from time to time impose, including the designation of specific areas in which vehicles owned or operated by Tenant, its concessionaires, officers, employees and agents must be parked. Tenant shall abide by such rules and regulations and cause its concessionaires, officers, employees, agents, customers and invitees to conform thereto. Landlord may, at any time, close temporarily any Common Areas to make repairs or changes therein or to effect construction repairs or changes within Lot Nos.46.24 and 46.25, and Landlord may do such other acts in and to the Common Areas as in its reasonable judgment may be desirable to improve the convenience thereof. In the event that any such temporary closures of the Common Areas shall exceed two (2) business days, Landlord shall use diligent efforts to arrange for appropriate alternate parking for Tenant.

Section 12.04. Notwithstanding anything to the contrary herein contained, Landlord hereby reserves the right (and Tenant hereby consents thereto) to construct or permit the construction, use and maintenance within the Common Areas of Lot Nos. 46.24 and 46.25 including without limitation, the parking areas, of various commercial type buildings, structures, and appurtenances, and equipment incidental thereto, subject, however, to the provisions of the last sentence of Section 1.01(b).

ARTICLE 13. UTILITIES

Section 13.01. Tenant shall pay, as and when they shall be due and payable, all water charges, taxes, water rates and/or meter charges, sprinkler charges (standby or otherwise), sewer taxes, sewer charges, sewer fees, and sewer rental taxes and charges for utilities, including, without limitation, the charges for gas, electricity, and other utilities furnished to Tenant and consumed in the Demised Premises. Tenant shall heat the Demised Premises whenever the weather shall require. If Landlord, or any property of Landlord, shall be held responsible for any expense covered by this Article, Tenant shall pay Landlord the amount thereof within five (5) days following written request. Landlord shall not be responsible to Tenant for any failure or interruption of any such services, irrespective of the cause thereof, except the negligence or misconduct of Landlord, or Landlord’s employees agents, or contractors.

ARTICLE 14. TAXES

Section 14.01. (a) Subject to the reimbursement obligations of Tenant hereinafter set forth, Landlord shall pay during the Term of this Lease, all real estate taxes assessed or imposed upon or respecting the land and improvements within and upon Lot No. 46.24. The term “real estate taxes” for purposes of this Lease shall exclude income, franchise, estate or inheritance taxes levied against Landlord or taxes based upon rental receipts, but shall include any taxes levied in lieu of or as a substitute for real estate taxes. Tenant shall pay to Landlord, as additional rent, at the time and in the manner set forth in Section 14.01 (b), Tenant’s proportionate share of such taxes, which proportionate share shall be a fraction having as its numerator the number of square feet of floor area within the Demised Premises and as its denominator, the total number of square feet of floor area of all buildings within Lot 46.24. Notwithstanding the foregoing, if the improvements within the Demised Premises and/or the balance of the improvements or any part thereof upon Lot No. 46.24 shall receive a separate assessment based upon the certification of the Tax Assessor, then the taxes payable by Tenant for such improvements may, at Landlord’s option, be based thereon.

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Section 14.01. (b) All amounts payable by Tenant pursuant to this Article shall be paid to Landlord in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord; provided, that in the event Landlord is required under any mortgage encumbering Lot No. 46.24 to escrow real estate taxes, Landlord may, but shall not be obligated to, use the amount required to be so escrowed as a basis for its estimate of the monthly installments due from Tenant hereunder. As soon as shall be reasonably practicable following the expiration of each calendar year during the Term, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant’s share of the taxes for such year. If the total amount paid by Tenant under this Section for any calendar year during the Term shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall be applied by Landlord to the next accruing monthly installments of taxes due from Tenant or, at Landlord’s option, to any other charges payable by Tenant. For the calendar years in which this Lease commences and terminates the provisions of this Section shall apply, and Tenant’s liability for its share of taxes for such years shall be subject to a pro rata adjustment based on the number of days of said calendar years during the Term. Prior to or at the commencement of the Term and from time to time thereafter throughout the Term, Landlord may notify Tenant in writing of Landlord’s estimate of Tenant’s monthly installments due hereunder. Landlord shall have the right to make special assessments from time to time for extraordinary real estate taxes and Tenant shall pay any such special assessment within ten (10) days following Landlord’s billing therefor. Extraordinary real estate taxes shall include, without limitation, any charge not anticipated by Landlord in determining Landlord’s estimate of Tenant’s proportionate share of real estate taxes for the year in question and any real estate taxes incurred by Landlord which might cause the amounts paid by Tenant pursuant to Landlord’s estimate of Tenant’s proportionate share of real estate taxes for the year in question to be less than the amount actually due from Tenant for such year pursuant to this Section 14.01(b). Tenant’s obligations under this Section shall survive the expiration of the Term.

Section 14.02. Tenant shall be liable for all taxes on or against property and trade fixtures and equipment placed by Tenant in or about the Demised Premises, and all taxes on Tenant’s right to occupy the Demised Premises. If any such taxes are levied against Landlord or Landlord’s property, and if Landlord pays same, or if the assessed valuation of Landlord’s property is increased by the inclusion therein of a value placed upon such property, and if the Landlord pays the taxes based on such increased assessment, Tenant, upon demand, shall repay to Landlord the taxes so paid by Landlord or the portion of such taxes resulting from such increase in assessment.

ARTICLE 15. REMEDIES OF LANDLORD

Section 15.01. (a) If Tenant shall default in the payment of the annual minimum rental reserved herein, or in the payment of any item of additional rent or other monies due hereunder, or any part of same, and any such default shall continue for more than five (5) days after written notice of such default; or

Section 15.01. (b) If Tenant shall default in the observance of any of the provisions, covenants and conditions of this Lease (other than a default covered by subsection (a) above and other than sections hereof which provide a specific period or date for performance), and such default shall continue for more than twenty (20) days after written notice of such default, or for such other period provided in the relevant section hereof provided, however, that Tenant shall not be in default if Tenant commences to cure such default within said twenty (20) day period and thereafter diligently pursues said cure; or

Section 15.01. (c) If Tenant shall fail to occupy the Demised Premises and open for business at the commencement of the Term of this Lease, as above provided, or if the Demised Premises shall be abandoned, deserted or vacated for a period exceeding three (3) consecutive months, or if Tenant shall sublet the Demised Premises or assign this Lease, except as herein provided, or if Tenant shall

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be in default under any other obligations of Tenant to Landlord of any nature whatsoever, including in connection with any other lease between Tenant and any of the Landlords or between Tenant and any entity in which any partner of Landlord holds an interest; or

Section 15.01. (d) If Tenant or any guarantor of Tenant’s obligations hereunder shall make an assignment for the benefit of creditors, or if any such party shall file or have filed against it a petition in bankruptcy, or be adjudicated a bankrupt by any court and such adjudication shall not be vacated within thirty (30) days, or if Tenant or any guarantor of Tenant’s obligations hereunder takes the benefit of any insolvency act, or if Tenant or any guarantor of Tenant’s obligations hereunder be dissolved voluntarily or involuntarily or have a receiver of its property appointed in any proceedings other than bankruptcy proceedings and such appointment shall not be vacated within thirty (30) days after it has been made, or if any levy, sale or execution of any kind is made upon or of any property of Tenant in the Demised Premises; or

Section 15.01. (e) If, within any period of three hundred and sixty-five consecutive days: (i) Tenant shall default (the “First Default”) in any of its obligations under this Lease and notice thereof shall be given to Tenant as provided above; and (ii) Tenant shall default under this Lease for a second time (the “Second Default”) (notwithstanding that Tenant may have cured the First Default) and notice thereof shall be given to Tenant as provided above, and (iii) Tenant shall default under this Lease for a third time (the “Third Default”) (notwithstanding that Tenant may have cured the First Default and/or the Second Default) and notice thereof shall be given to Tenant as provided above, and the First Default, Second Default and Third Default shall be similar (without limiting the definition of the term “similar”, with respect to non-monetary defaults, all monetary defaults shall be deemed to be similar to each other);

then, upon the happening of any one or more of the defaults or events specified above, at the option of Landlord: (1) this Lease and the Term hereof shall wholly cease and terminate, with the same force and effect as though such termination was the date of the expiration of the Term of this Lease, and thereupon, or at any time thereafter, Landlord may re-enter said premises either by force, or otherwise, and have possession of the same and/or may recover possession thereof by summary proceeding, or otherwise (but Tenant shall remain liable to Landlord as hereinafter provided); or (2) Landlord may, without further notice, exercise any remedy available at law or in equity.

Section 15.02. In case of any default, event, re-entry, expiration, termination and/or dispossession by summary proceedings, or otherwise, Tenant shall, nevertheless, remain and continue liable to Landlord in a sum equal to all annual minimum rental and additional rent herein reserved for the balance of the Term herein demised as the same may become due and payable pursuant to the provisions of this Lease. Landlord may repair or alter the Demised Premises in such manner as to Landlord may seem necessary or advisable, and/or let or relet the Demised Premises and any and all parts thereof for the whole or any part of the remainder of the original Term hereof or for a longer period, in Landlord’s name, or as the agent of Tenant, and, out of any rent so collected or received, Landlord shall, first, pay to itself, the expense and cost of retaking, repossessing, repairing and/or altering the Demised Premises, and the expense of removing all persons and property therefrom, second, pay to itself, any cost or expense sustained in securing any new tenant or tenants, and third, pay to itself, any balance remaining on account of the liability of Tenant to Landlord for the sum equal to the annual minimum rental and additional rent reserved herein and unpaid by Tenant for the remainder of the Term herein demised. Any entry or re-entry by Landlord, whether had or taken under summary proceedings or otherwise, shall not absolve or discharge Tenant from liability hereunder.

Section 15.03. Should any rent so collected by Landlord after the payment aforesaid be insufficient fully to pay to Landlord a sum equal to all annual minimum rental and additional rent herein reserved, the balance or deficiency shall be paid by Tenant on the rent days herein specified; that is, upon each of such rent days Tenant shall pay to Landlord the amount of the deficiency then existing and Tenant shall be and remain liable for any such deficiency, and the right of Landlord to recover from Tenant the amount thereof, or a sum equal to the amount of all annual minimum rental and additional rent herein reserved if there shall be no reletting, shall survive the issuance of any dispossessory warrant or other termination hereof.

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Section 15.04. Suit or suits for the recovery of such deficiency or damage, or for a sum equal to any installment or installments of annual minimum rental or additional rent hereunder, may be brought by Landlord from time to time at Landlord’s election, and nothing herein contained shall be deemed to require Landlord to await the date on which this Lease or the Term hereof would have expired by limitation had there been no such default by Tenant or no such termination or cancellation.

Section 15.05. Tenant hereby expressly waives service of any notice of intention to re-enter subsequent to the giving of the aforesaid notices under Section 15.01 above. Tenant hereby expressly waives any and all right to recover or regain possession of the Demised Premises or to reinstate or to redeem this tenancy or this Lease as is permitted or provided by or under any statute, law, or decision now or hereafter in force and effect.

Section 15.06. Tenant shall reimburse Landlord, within five (5) days following written demand, for any reasonable counsel fees or collection charges actually incurred or expended by Landlord by reason of Tenant’s default in the performance of any provision, covenant, or condition of this Lease and any such amounts, at the option of Landlord, may be recovered in the same action or proceeding forming the basis of the default or in another action or proceeding.

Section 15.07. Notwithstanding any other remedy provided for hereunder and without the requirement of notice, except as provided in this Section, if Tenant shall not comply with any of its obligations hereunder, Landlord shall have the right, at Landlord’s sole option, at anytime in the event of an emergency or otherwise after ten (10) days notice to Tenant, to cure such breach at Tenant’s expense. Tenant shall reimburse Landlord, within ten (10) days following demand, as additional rent, for all costs and expenses incurred by Landlord in curing such breach, together with interest computed thereon at the rate of eighteen (18%) percent per annum or the maximum rate permitted by law, whichever shall be the lesser.

Section 15.08. Notwithstanding anything to the contrary contained in this Lease, if Tenant fails to pay any rent, additional rent or any other money item due hereunder within thirty (30) days after same are due and payable, Landlord shall have the right (in addition to any other rights or remedies of Landlord and without the requirement of any notice) to commence immediate legal proceedings or action for dispossession and damages or Landlord may avail itself of any other remedies at law or in equity and include in such action or proceeding any amounts then due and payable as of the date of the commencement of such action or proceeding. Notwithstanding anything contained in this Lease, if Tenant fails to pay any monetary items due hereunder on the date on which the same are due and payable, a late charge of four ($.04) cents for each ONE ($1.00) DOLLAR so overdue shall become immediately due and payable to the Landlord as damages for failure to make prompt payment and the same shall be considered as additional rent hereunder payable together with the next installment of monthly rent. In addition, all such unpaid monetary items shall bear interest at the maximum rate permitted by law from the date such monies were due until the date on which Landlord shall receive payment.

Section 15.09. The rights and remedies whether herein or elsewhere provided in this Lease shall be cumulative and the exercise of any one right or remedy shall not preclude the exercise of or act as a waiver of any other right or remedy of Landlord hereunder, or which may be existing at law, or in equity, by statute or otherwise.

Section 15.10. Tenant covenants and agrees to give any mortgagee and/or ground lessor of the Center or any portion thereof notice of any default by Landlord under this Lease and such mortgagee and/or ground lessor shall be afforded the right (but shall not have the obligation) to cure any default by Landlord within such reasonable period of time as may be required by such mortgagee and/or ground lessor.

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ARTICLE 16. WAIVER OF TRIAL BY JURY

Section 16.01. It is mutually agreed by and among Landlord, Tenant and any guarantor of the obligations of Tenant hereunder, that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding, or counterclaim brought by the parties hereto on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant’s use or occupancy of the Demised Premises, and/or any claim of injury or damage, and any emergency, summary or statutory remedy. If Landlord commences any summary proceeding, or any other action for collection of rent or additional rent hereunder, Tenant shall not interpose any counterclaim or cross claim of any nature in any such proceeding or action, nor shall Tenant move to consolidate any such claim with any claim being maintained by Landlord.

ARTICLE 17. ACCESS TO PREMISES

Section 17.01. Landlord and its designees shall have the right to enter upon the Demised Premises at all times during normal business hours and upon twenty four (24) hours telephonic notice to Tenant’s designated representation at the Demised Premises (except in emergency situations) to inspect and examine same, to make repairs, additions, alterations, or improvements to the Demised Premises, the Building within which the Demised Premises are located or any property owned or controlled by Landlord within such Building. In the case of emergency situations, Landlord may have access to the Demised Premises but shall still be required to give telephonic notice to Tenant’s designated representative at the Demised Premises within a reasonable time following Landlord’s gaining access to the Demised Premises. Any work performed by Landlord shall be performed in such a manner so as not to interfere with any ongoing experiments being conducted by Tenant at the Demised Premises. Landlord’s rights of entry as aforesaid, and the taking of all property into and upon the Demised Premises that may be required in connection therewith, shall not be considered an eviction of Tenant, in whole or in part, constructive or otherwise, and Landlord shall not be liable to Tenant for any expense, damage, or loss or interruption of the business of Tenant by reason thereof, and the rent reserved hereunder shall continue without abatement during the period of any such entry and while such repairs, alterations, improvements or additions are being made. Landlord or Landlord’s designees shall have the right to enter the Demised Premises at all times to show the Demised Premises to prospective purchasers, mortgagees or lessees of the Demised Premises, the Building or the Center. During the six month period prior to the expiration of the Term hereof, Landlord may exhibit the Demised Premises to prospective tenants and Landlord may place upon the Demised Premises notices reading, “To Let” or “For Rent”, which notices Tenant shall allow to be posted conspicuously without molestation.

ARTICLE 18. NO WAIVER

Section 18.01. No delay or omission of the exercise of any right by either party hereto shall impair any such right or shall be construed as a waiver of any default or as acquiescence therein. One or more waivers of any provision, covenant, or condition of this Lease by either party shall not be construed by the other party as a waiver of a subsequent breach of any other or the same provisions, covenant, or condition. No requirements whatsoever of this Lease shall be deemed waived or varied because of either party’s failure or delay in taking advantage of any default, and Landlord’s acceptance of any payment from Tenant with actual or constructive knowledge of any default shall not constitute a waiver of Landlord’s rights in respect to such default, nor of any subsequent or continued breach of any such default or any other requirement of this Lease.

Section 18.02. No payment by Tenant or receipt and acceptance by Landlord of a lesser amount than the rent or other sum stipulated to be paid or reserved shall be deemed an accord and satisfaction or a modification or waiver of any rights or obligations or liabilities hereunder notwithstanding any statement, written or oral, accompanying such payment, or by way of endorsement or otherwise; and Landlord may accept any such payment whether by check, draft or other means whatsoever without prejudice to Landlord’s right to recover the balance owing, or to

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pursue any other remedy in this Lease or at law or in equity provided. Landlord may apply such payment to any sums then due and payable by Tenant to Landlord as Landlord shall determine in its sole discretion. Landlord may, at Landlord’s option, accept payment of rent or any other charge hereunder from any person or entity other than the Tenant named herein and the same shall not constitute a recognition by Landlord of, or vest in said person or entity, any rights hereunder.

ARTICLE 19. REQUIREMENTS OF LAW; INSURANCE REQUIREMENTS

Section 19.01. In Tenant’s performance of its rights and obligations under this Lease, including without limitation, any pre-term right, obligation or entry into the Demised Premises, Tenant covenants and agrees to comply with all laws, orders, and regulations of federal, state, city, county, governmental and municipal authorities, fire insurance rating organizations and fire insurance underwriters, and insurance companies issuing coverage respecting the Demised Premises and Tenant shall make all alterations or installations necessary to comply therewith. Tenant shall secure all permits or approvals necessary to operate its business within the Demised Premises and shall only operate its business within the Demised Premises in compliance with all laws, orders and regulations of federal, state, city and county, governmental and municipal authorities, fire insurance rating organizations and fire insurance underwriters, and insurance companies issuing coverage respecting the Demised Premises.

Section 19.02. Tenant shall not use or occupy the Demised Premises or do or permit anything to be done therein in any manner which shall make it impossible for Landlord and/or Tenant to obtain at standard rates any insurance required or desired, or which will invalidate or increase the cost to Landlord of any insurance. Landlord hereby acknowledges that Tenant shall be permitted to use and occupy the Demised Premises for the chemical and biological laboratory research contemplated to be conducted in the Demised Premises, provide same is conducted in accordance with industry standards and the requirements of all applicable governmental authorities.

Section 19.03. If, by reason of Tenant’s failure to comply with the provisions of Section 19.01 above, or if, by reason of any act or failure to act of Tenant, its agents, servants, contractors, employees or licensees, or if, by reason of the use of the Demised Premises, the fire insurance rates applicable to the Demised Premises, or of the Building or any other premises in said Building, shall be increased above the rate applicable to the occupancy permitted hereunder, Tenant shall pay to Landlord, within three (3) days following demand, the amount of additional premium for fire insurance payable by reason thereof.

Section 19.04. No abatement, diminution, or reduction in annual minimum rental or any sums constituting additional rent shall be claimed by or allowed to Tenant for any inconvenience or interruption, cessation or loss of business caused directly or indirectly, by any present or future laws, ordinances, rules or regulations, requirements or orders of federal, state, county, township or municipal governments or any other lawful authority whatsoever, or by priorities, rationing, or curtailment of labor or materials, or by war, civil commotion, strikes or riots, or any manner or thing resulting therefrom, or by any other cause or causes beyond the control of Landlord, nor shall this Lease be affected by any such causes.

ARTICLE 20. SIGNS

Section 20.01. Tenant shall not place, install or maintain any sign upon or outside the Demised Premises or in the Center until approved by Landlord, nor shall Tenant place, install or maintain any sign within one-half mile of the Center; nor shall Tenant place, install or maintain any awning, canopy, aerial, antenna or the like in or upon the Demised Premises, the Building or the Center. Landlord’s approval of Tenant’s signs shall not be unreasonably withheld, conditioned or delayed. Any sign must conform to all applicable rules, regulations, codes and directives of governmental agencies having jurisdiction, and Tenant shall, at its expense, apply for and obtain all permits necessary in connection therewith. If Landlord shall submit to Tenant a general sign criteria or specification, Tenant shall comply therewith. Tenant shall be solely responsible for all maintenance and repairs respecting its signs.

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ARTICLE 21. TENANT’S ADDITIONAL COVENANTS

Section 21.01. Tenant covenants and agrees for itself, its officers, employees, contractors, agents, servants, licensees, invitees, subtenants, concessionaires, and all others doing business with Tenant (hereinafter for the purposes of this Article, collectively referred to as “Tenant”) that:

(a)   Tenant shall execute such further assurances and/or guarantees which are stated by Landlord as intended to be necessary to secure the approval of Tenant’s credit rating;

(b)   Tenant shall not encumber or obstruct the Center or sidewalks in and about the Demised Premises;

(c)   Tenant shall not display, advertise or sell its products or goods in the Common Areas of the Center or sidewalk in and about the Demised Premises;

(d)   Intentionally omitted.

(e)   Tenant shall not cause or permit trash, refuse, dirt or other rubbish to accumulate on the Demised Premises or in the Center and shall cause same to be promptly removed;

(f)    Tenant shall not injure, overload, deface, commit waste or otherwise harm the Demised Premises or any part thereof;

(g)   Tenant shall not commit any nuisance;

(h)   Tenant shall not permit the emission from the Demised Premises of any objectionable noise or odor. Normal laboratory practices conducted in accordance with industry standards and the requirements of governmental authorities shall be excepted from the foregoing;

(i)    Tenant shall not burn any trash, rubbish, dirt or refuse within the Center;

(j)    Tenant shall use the Demised Premises only for business and commercial purposes (subject to the provisions of Article 2 hereof) and Tenant shall not use, allow or permit any industrial, manufacturing or processing activities within the Demised Premises, except as may be expressly permitted by Section 2.01 of this Lease;

(k)   Tenant shall conform and comply with all nondiscriminatory and uniformly applicable rules and regulations which Landlord may promulgate for the management and use of the Center;

(l)    Tenant shall not use any advertising medium that may constitute a nuisance, such as loudspeakers, sound amplifiers or phonographs, in a manner to be heard outside the Demised Premises;

(m)  Intentionally omitted.

(n)   Tenant shall not place a load on any floor of the Demised Premises exceeding the floor load per square foot which such floor was designed to carry;

(o)   Tenant shall not install, operate or maintain in the. Demised Premises any electrical equipment which will overload the electrical system therein or any part thereof beyond the capacity for proper and safe operation, as determined by Landlord, in relation to the overall system and requirements for electricity in the Building;

(p)   Tenant shall not install, operate, or maintain any electrical equipment in the Demised Premises which does not bear underwriters approval; and

(q)   No portion of the Demised Premises shall be used or occupied for the sale, dispensing, storage or display of food, foodstuffs, or food products for consumption on or off the Demised

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Premises, provided that the foregoing shall not prohibit the use and occupancy of the Demised Premises as permitted by Section 2.01 hereof, and further provided that the foregoing shall not prohibit vending machines, refrigerators, microwave ovens or other food service areas maintained by Tenant for the use of Tenant’s employees and visitors.

ARTICLE 22. EASEMENTS FOR UTILITIES

Section 22.01. Landlord or its designee shall have the right and Tenant shall permit Landlord or its designee to erect, use, maintain and repair pipes, cables, conduits, plumbing, vents and wires in, to and through the Demised Premises as and to the extent that Landlord may now or hereafter deem necessary or appropriate for the use or proper operation and maintenance of the Demised Premises, or the Building or any other portion of the Center. Landlord’s rights under this Article shall be exercised, as far as practicable, in such manner as to avoid unreasonable interference with Tenant’s occupancy of the Demised Premises.

ARTICLE 23. CONSENTS AND APPROVALS

Section 23.01. With respect to any provision of this Lease providing that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant, in no event, shall be entitled to make, nor shall Tenant make, any claim for, and Tenant hereby waives any claim for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant’s sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

ARTICLE 24. CONTROL OF TENANT

Section 24.01. If Tenant hereunder is a corporation (other than a corporation whose shares are regularly and publicly traded on a duly recognized stock exchange), Tenant represents that ownership and power to vote its entire outstanding capital stock is vested in the officers executing this Lease or the members of their immediate families. If there shall be any change in the ownership of and/or power to vote the majority of said outstanding capital stock, without the prior written consent of Landlord, then, and in such event, Landlord shall have the option to terminate this Lease upon not less than thirty (30) days notice to Tenant.

ARTICLE 25. END OF TERM HOLDOVER

Section 25.01. If the last day of the Term falls on a Sunday, or legal holiday, this Lease shall expire on the business day immediately following. Upon the expiration or other termination of the Term of this Lease, Tenant shall quit and surrender to Landlord the Demised Premises, together with all buildings and improvements thereon, “broom-clean” and in good order and condition, ordinary wear and tear and damage by the elements excepted, and Tenant shall thereupon remove all property of Tenant which shall be deemed to include, without limitation, the removal of all of Tenant’s laboratory equipment and fixtures such as laboratory hoods and benches, including the capping of all utilities for such equipment, but shall not include the removal of the acid neutralization pit and tank. In the event Tenant fails to remove such property, Landlord may cause all of the said property to be removed, stored and/or disposed of at the expense of Tenant. Tenant shall pay all costs and expenses thereby incurred. Any property not so removed shall be deemed to have been abandoned by Tenant and may be retained or disposed of by Landlord as Landlord, in its sole discretion, shall determine and Tenant hereby releases Landlord from all claims for loss or damage to such property arising out of such retention or disposition thereof. Tenant’s obligations under this Article shall survive the expiration or other termination of the Term.

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Section 25.02. If Tenant remains in possession of the Demised Premises at the expiration or earlier termination of the Term hereof, Tenant, at Landlord’s option, shall be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly rental equal to the greater of (i) one and one-half times the sum of the monthly installment of annual minimum rent payable during the last month of the Term hereof or (ii) twice the sum of the then prevailing market rate rent, as determined by Landlord at its sole and absolute discretion, plus all additional rent coming due hereunder. Acceptance by Landlord of rent after the expiration or earlier termination of the Term hereof shall not constitute a consent to a month-to- month tenancy or result in a renewal. In the event of such holdover, Tenant’s occupancy of the Demised Premises, except as aforesaid, shall be subject to all other conditions, provisions and obligations of this Lease, but only insofar as the same are applicable to a month to month tenancy. Such month to month tenancy shall be terminable by Landlord upon one (1) month’s notice to Tenant, and if Landlord shall give such notice, Tenant shall quit and surrender the Demised Premises to Landlord as above provided. In the event that (a) Tenant shall remain in possession of the Demised Premises at the expiration or earlier termination of the Term hereof and Landlord shall not have elected to deem Tenant to be occupying the Demised Premises as a tenant from month-to-month or (b) Landlord shall terminate any month-to-month tenancy of the Demised Premises and Tenant shall fail to quit and surrender the Demised Premises to Landlord upon the termination date as above provided, then, in either such event, Tenant shall be liable to Landlord for all losses, damages, claims, costs and/or expenses incurred by Landlord by reason of Tenant’s failure to deliver timely possession of the Demised Premises to Landlord, including, without limitation, any consequential and incidental damages so incurred by Landlord, including, without limitation, any losses, damages, claims, costs and/or expenses incurred in connection with or arising from the inability of Landlord to lease and deliver possession of the Demised Premises, or any portion thereof, to any third party and/or the termination or cancellation of any lease of the Demised Premises, or any portion thereof to any third party.

Section 25.03. Notwithstanding anything to the contrary contained in this Lease, if Landlord shall be unable to provide possession of the Demised Premises because of the holding-over or retention of possession of any prior tenant, undertenant or occupants, or for any other reason whatsoever, Landlord shall not be subject to any liability for the failure to give possession on the date herein provided, if any, and the validity of this Lease shall not be impaired under such circumstances, but the Term shall be extended proportionately until after Landlord shall have given Tenant written notice that the Demised Premises are ready for Tenant’s occupancy. If permission is given to Tenant to enter into possession of the Demised Premises or to occupy premises other than the Demised Premises prior to the date specified as the commencement of the Term, Tenant covenants and agrees that such occupancy shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease.

ARTICLE 26. AUTHORITY TO EXECUTE

Section 26.01. Landlord and Tenant do hereby respectively represent to the other that it has the capacity to enter into this Agreement.

ARTICLE 27. NOTICES

Section 27.01. All notices to be given pursuant to this Lease shall be in writing and sent by prepaid certified or registered U.S. mail, return receipt requested, or by a recognized overnight courier service which requires acknowledgment of receipt of delivery from addressee, to the address of the parties below specified or at such other address as may be given by written notice in the manner prescribed in this paragraph. Landlord’s address for notice shall be c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577. Tenant’s address for notices given prior to the Commencement Date shall be the address first set forth above for Tenant. Tenant’s address for notices given on or subsequent to the Commencement Date shall be the address of the Demised Premises. Notice shall be deemed to be given upon delivery to the U.S. Postal Service or recognized overnight courier service. Unless Landlord shall otherwise inform Tenant in writing to the contrary, any notice given to Tenant by National Realty & Development Corp. shall, for the purposes of this Lease, be deemed to be a notice given to Tenant by Landlord.

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ARTICLE 28. BROKER

Section 28.01. Tenant covenants, warrants and represents that it has dealt with no broker except Colliers Houston & Co., 200 Cottontail Lane, Somerset, New Jersey 08873 (“Colliers/Houston”) respecting this Lease and that no conversations, correspondence or negotiations were had with any broker except with said Colliers/Houston concerning the renting or leasing of the Demised Premises. Tenant shall hold Landlord and National Realty & Development Corp. harmless and defend (by counsel satisfactory to Landlord) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations with any broker except said Colliers/Houston. Landlord shall pay any commissions owing to said Colliers/Houston in accordance with separate agreement.

ARTICLE 29. MEMORANDUM OF LEASE

Section 29.01. Tenant agrees not to record this Lease. The parties agree, upon request of either, to execute, in recordable form, a short form lease entitled “Memorandum of Lease”, it being the intention of the parties that this Lease will not be recorded, but only a memorandum thereof. Such short form lease shall contain those provisions of this Lease as shall be desired in the reasonable discretion of counsel for the parties hereto, provided that in no event shall such short form lease contain any provisions relevant to the annual minimum rent and/or additional rent payable under this Lease.

ARTICLE 30. AIR AND WATER POLLUTION

Section 30.01(a). Tenant hereby indemnifies and saves Landlord harmless against any claim, damage, liability, costs, penalties or fines which the Landlord may suffer as a result of air, land or water pollution caused by Tenant in its use or occupancy or manner of use or occupancy of the Demised Premises or in its storage, handling, possession, transportation and/or disposal of any Hazardous Waste or Hazardous Substance (as such terms are hereafter defined) within or about the Demised Premises. Tenant covenants and agrees to notify Landlord immediately of any claim or notice served upon it with respect to any such claim that Tenant is causing air, land or water pollution; and Tenant, in any event, will take immediate steps to halt, remedy and cure any pollution of air, land or water caused by Tenant by its use of the Demised Premises, at its sole cost and expense.

Section 30.01(b). Landlord hereby represents to Tenant that Landlord has not received any notice or directive, and is not aware of any claim, from any environmental agency having jurisdiction over the Demised Premises regarding any violation of the Environmental Statutes at the Demised Premises. Landlord agrees to indemnify and hold the Tenant harmless from and against any and all claims brought by any such environmental agency relating to the Demised Premises proven to have arisen prior to the date that Landlord delivers possession of the Demised Premises to Tenant. In no event shall Tenant be held responsible for the actions of the prior occupant of the Demised Premises.

Section 30.02. (a) Tenant shall comply with all state and federal environmental laws, including the Spill Compensation and Control Act (“SCCA”) (N.J.S.A. 58:10-23.11 et seq.) and Industrial Site Recovery Act (“ISRA”) (N.J.S.A. 13:1K-6 et seq.) as the same may have been or may hereafter be amended (collectively, the “Environmental Statutes”) as the same may relate to Tenant’s use and occupancy or manner of use and occupancy of the Demised Premises or any act or failure to act of Tenant. Tenant shall supply Landlord on demand with any information Landlord may require in order to enable Landlord to comply with the Environmental Statutes, including, without limitation, ISRA, whether upon the transfer of title or closing of operations at the Demised Premises, or for any reason whatsoever.

Section 30.02. (b) Tenant shall not use the Demised Premises for the purpose of refining,

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producing, storing, handling, transferring, processing or transporting said “Hazardous Substances”, as such term is defined in N.J.S.A. 5B:10-23.llb(k) of the New Jersey Spill Compensation and Control Act (N.J.S.A. 58:10-23.11 et seq.), except in dé minimus quantities in strict compliance with the requirements of all applicable governmental authorities.

Section 30.02. (c) Tenant shall not use the Demised Premises to generate, manufacture, refine, transport, treat, store, handle or dispose of “Hazardous Substances”, or “Hazardous Wastes”, as such terms are defined in N.J.A.C. 7:1-3.3.

Section 30.02. (d) Tenant shall not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of a “Hazardous Substance”, as such term is defined in N.J.S.A. 58:10-23.llb(k) into waters of the State of New Jersey or onto the lands from which it might flow or drain into said waters, or into waters outside the jurisdiction of the State of New Jersey where damage may result to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey. Landlord acknowledges that proper disposal of a Hazardous Substance in accordance with the requirements of all applicable governmental authorities shall not be a violation of this Section 30.02 (d).

Section 30.02. (e) Tenant shall not use the Demised Premises as a “Major Facility”, as such term is defined in N.J.S.A. 58:10-23.lb(1).

Section 30.02. (f) Tenant shall not install nor permit to be installed in the Demised Premises friable asbestos or any substance containing asbestos and deemed hazardous by federal or state regulations respecting such material. Landlord acknowledges that the Demised Premises contains asbestos and Tenant shall not be responsible in any manner therefor.

Section 30.03. Tenant represents that Tenant has not received a summons, citation, directive, letter or other communication, written or oral, from the New Jersey Department of Environmental Protection concerning any intentional or unintentional action or omission on Tenant’s part resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of “Hazardous Substances”, as such term is defined in N.J.S.A. 58:10-23.llb(k), into the waters or onto the lands of the State of New Jersey, or into the waters outside the jurisdiction of the State of New Jersey resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State of New Jersey.

Section 30.04. (a) In the event that Tenant does not expeditiously proceed with any compliance required by any State or Federal authority under the Environmental Statutes, Landlord may elect to undertake such compliance in order to protect its interest in the Demised Premises. Any monies expended by Landlord in efforts to comply with any environmental statute (including but not limited to: the costs of hiring consultants, undertaking sampling and testing, performing any cleanup necessary or useful in the compliance process and attorney’s fees), together with interest at the maximum rate permitted by law, will be added to and payable with the next payment of annual minimum rental due from Tenant, or will be payable on demand of Landlord.

Section 30.04. (b) Tenant will provide Landlord with all information as to the use or manner of use of the Demised Premises by Tenant, and an environmental audit of the Demised Premises which is designed to describe any materials on the Demised Premises which would require a filing and/or any disclosure under the Environmental Statutes in the event of any transfer or closure, or which would require remedial action under any other Environmental Statutes.

Section 30.04. (c) In the event that Tenant receives notice from the Department of Environmental Protection or any other governmental authority or bureau having or asserting jurisdiction thereover under SCCA of a discharge on or about the Demised Premises, or any other notice of violation of the Environmental Statutes or any alleged or claimed violation thereof, Tenant will immediately send a copy of such notice to Landlord and Tenant will promptly proceed to remedy the condition described in the notice. Tenant shall take all action necessary to ensure that the SCCA administrator does not spend Spill Fund monies to clean up the site. In the event that the

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SCCA administrator should spend money cleaning up property owned by Landlord due to Tenant’s use or occupancy or manner of use or occupancy of the Demised Premises or the act or failure to act of Tenant, and/or a lien is imposed on the Demised Premises or any portion of the parcel of which it forms a part or any property of Landlord, Landlord may take such actions as it deems necessary to remove such lien, including satisfaction thereof, or may require it to be bonded by Tenant, and Tenant agrees to defend, indemnify and hold Landlord free and harmless from and against all loss, costs, damage and expense (including attorney’s fees and costs) Landlord may sustain by reason of the assertion against Landlord by any party of any claim in connection therewith. Landlord may demand such security, in amounts and types which it deems appropriate in its sole discretion, for the purpose of protecting its property from any such lien or to guarantee cleanup.

ARTICLE 31. SUBDIVISION

Section 31.01. Landlord shall have the right at any time during the Term or any extension term hereof, and Tenant hereby consents thereto, to subdivide Lot No. 46.24 into such additional lot or lots as Landlord may in its sole discretion elect and/or to expand Lot No. 46.24 as Landlord may in its sole discretion elect, provided that the whole of the Building shall remain entirely within one such subdivision. Notwithstanding anything contained in this Lease to the contrary, in the event of any such subdivision or expansion of Lot No. 46.24 by Landlord then, at Landlord’s option, (i) references in this Lease to Lot No. 46.24 may be deemed to be to the original (pre-subdivision or pre-expansion) Lot No. 46.24 or any portion(s) thereof of which the Demised Premises forms a part, and (ii) in calculating Tenant’s proportionate share(s), Landlord may use as the denominator of the fraction(s) representing Tenant’s proportionate share(s) the building(s) or portions thereof within said original Lot No. 46.24 or any portion(s) thereof of which the Demised Premises forms a part. In the event of such subdivision or expansion, Tenant agrees to execute an agreement in recordable form setting forth the description of Lot No. 46.24 as so subdivided or expanded and as renamed and/or renumbered.

ARTICLE 32. THERE IS NO ARTICLE 32 IN THIS LEASE

ARTICLE 33. FINANCING REQUIREMENTS

Section 33.01. Landlord intends to procure the funds for construction of the Center from one or more lenders. If any such lender disapproves the credit rating of Tenant for purposes of such financing, or if any such lender shall require or suggest changes in this Lease as a condition of its approval of this Lease for such financing and if within ten (10) days following notice from Landlord (a) Tenant fails to execute such further assurances and/or guarantees which are stated by Landlord as intended to be necessary to secure the approval of Tenant’s credit rating, or (b) if Tenant fails to execute, acknowledge and deliver any amendments to this Lease setting forth the changes which are stated by Landlord to be needed in connection with the approval of this Lease for purposes of such financing, or if, for any reason, other than Landlord’s willful default, such financing in amount and interest rate satisfactory to Landlord cannot be obtained, Landlord may terminate this Lease at any time prior to Landlord’s giving of notice of substantial completion. If this Lease be terminated, it shall become null and void and the parties shall be automatically released, as of the date of termination, from any and all liability, rights or obligations hereunder, except that Landlord shall return any security deposited by Tenant hereunder.

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ARTICLE 34. RELATIONSHIP OF PARTIES

Section 34.01. Nothing herein contained shall be deemed or construed by the parties hereto, nor by any third party, as constituting the Landlord a partner of Tenant in the conduct of Tenant’s business, or as creating the relationship of principal and agent or joint venturers between the parties hereto, it being the intention of the parties hereto that the relationship between them is and shall at all times be and remain that of Landlord and Tenant only. Tenant agrees upon the demand of Landlord to deliver to Landlord and any mortgagee of Landlord the most recently available financial statements of Tenant and any guarantor of this Lease, certified to by a certified public accountant, and updated to the extent reasonably requested by Landlord or any such mortgagee.

ARTICLE 35. CAPTIONS

Section 35.01. The Article captions contained herein are for convenience only and do not define, limit, or construe the contents of such Articles and are in no way to be construed as a part of this Lease.

ARTICLE 36. DEFINITIONS

Section 36.01. Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural, when the sense requires.

Section 36.02. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

ARTICLE 37. ENTIRE AGREEMENT

Section 37.01. This instrument of Lease contains the entire and only agreement between the parties concerning the Demised Premises. No prior oral or written statements or representation, if any, of any party hereto or any representative of a party hereto, not contained in this instrument, shall have any force or effect. This Lease shall not be modified in any way, except by a writing executed by Landlord and Tenant. No oral agreement or representations shall be deemed to constitute a lease other than this agreement. This agreement shall not be binding until it shall have been executed and delivered by Landlord and Tenant. The submission of this Lease to Tenant prior to its execution by Landlord shall not be an offer to lease.

ARTICLE 38. SUCCESSORS IN INTEREST

Section 38.01. All provisions herein contained shall bind and inure to the benefit of the respective parties hereto, their heirs, personal representatives, successors and assigns, as the case may be. In the event Landlord or any successor-lessor (owner) of the Demised Premises shall convey or otherwise dispose of the Demised Premises and/or the Center and/or the Tax Lot of which the Demised Premises forms a part, all liabilities and obligations of Landlord or such successor-lessor (owner), as Landlord under this Lease shall terminate upon such conveyance or disposal.

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Section 38.02. If Landlord, or any successor in interest to Landlord, shall be an individual, joint venture, tenancy-in-common, trustee, trust, estate, executor, conservator, personal representative, limited liability company, limited liability partnership, partnership, general or limited, firm, company or corporation, there shall be no personal liability on the part of such individual, trustee, executor, conservator or personal representative or on the part of any members, managers, partners, directors, officers and/or shareholders of such joint venture, tenancy-in-common, trustee, trust, estate, executor, conservator, personal representative, limited liability company, limited liability partnership, partnership, general or limited, firm, company or corporation or on the part of such joint venture, tenancy-in-common, trustee, trust, estate, executor, personal representative, limited liability company, limited liability partnership, partnership, general or limited, firm, company, or corporation as to any of the provisions, covenants or conditions of this Lease, Tenant hereby acknowledges that it shall look solely to the real property interest of Landlord in Lot No. 46.24 (or, in the event of a subdivision of said Lot, such subdivided portion thereof which includes the Demised Premises) for the satisfaction or assertion of any claims, rights and remedies of Tenant against Landlord, in the event of breach by Landlord of any of the terms, provisions, covenants or conditions of this Lease.

ARTICLE 39. SECURITY

Section 39.01. Tenant has delivered to Landlord a letter of credit in the amount of TWO HUNDRED SEVENTEEN THOUSAND AND 00/100 ($217,000.00) DOLLARS as security for the faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this Lease, including without limitation the completion of the Tenant Allowance Work and the Tenant Improvements pursuant to the provisions of Article 5 of this Lease. Landlord and Tenant acknowledge and agree that upon completion of the Tenant Improvements and delivery to Landlord of the documentation required pursuant to Subparagraph (C) of Section 5.05 of this Lease, said $217,000.00 Letter of Credit shall be reduced to the amount of $46,110.00, which amount shall thereafter serve as the security deposit under this Lease. At any time during which Landlord shall be holding a letter of credit as the security deposit under this Lease, Tenant shall have the right to substitute a cash deposit for said letter of credit by delivering to Landlord a check in the amount of the letter of credit then being held by the Landlord. Upon receipt and clearance of the funds, Landlord shall return the letter of credit to Tenant for cancellation. Thereafter, all references herein to the security deposit herein shall be deemed to refer to such cash security deposit.

Upon delivery of this Lease to Landlord as executed by Tenant, Tenant shall deliver to Landlord an irrevocable, unconditional Letter of Credit from Fleet Bank (or another money center bank reasonably acceptable to Landlord), in the form annexed hereto as Exhibit C in the amount of $217,000.00, which letter of credit shall serve as security for the faithful performance and observance by Tenant of the terms, provisions, covenants and conditions of this Lease. Said letter of credit shall name National Realty & Development Corp. as sole beneficiary and shall expire on the Expiration Date hereof; provided, however, said letter of credit may provide that it will expire prior to the Expiration Date (but in no event prior to the one (l) year anniversary of the Commencement Date) if said letter of credit is renewed by Tenant, without amendment, and evidence of such renewal is delivered to Landlord prior to that date which is thirty (30) days prior to the expiration date thereof. The letter of credit shall provide that partial drawings shall be permitted. If, for any reason, such letter of credit shall expire without National Realty & Development Corp. (as agent of Landlord) having drawn thereon for any reason, including, without limitation, the inadvertent failure to do so by National Realty & Development Corp., then Tenant shall deliver to National Realty & Development Corp. a replacement of such letter of credit or a cash deposit to bring the security deposit required hereunder to the appropriate balance. Said letter of credit shall specifically provide that Landlord and National Realty & Development Corp. will receive not less than forty-five (45) days written notice of the election of the issuing bank to not renew the same. Whether or not Landlord or National Realty & Development Corp. shall receive notice of cancellation or non-renewal of the letter of credit, Tenant shall deliver to National Realty & Development Corp. a replacement of such letter of credit prior to that date which is thirty (30) days prior to the cancellation date, expiration date or non-renewal date of the letter of credit. Tenant’s failure to deliver evidence of the renewal of the letter of credit or a replacement letter of credit as aforesaid shall, in either case, be deemed a default under this Lease, and without further notice,

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National Realty & Development Corp. shall be entitled to draw upon the expiring letter of credit in the entire amount thereof.

In the event Tenant defaults in respect of any of the provisions, covenants or conditions of this Lease, including, but not limited to, defaults in the payment of annual minimum rent or additional rent, beyond the applicable notice and cure periods provided for herein, or in the event that that Tenant has vacated, abandoned or deserted the performance of the Tenant Improvements or is not diligently pursuing the same to completion or Tenant has failed to pay for the furnishings, installation or construction of Tenant Improvements (including the Tenant Allowance Work) or any portion thereof, or in the event that Tenant has failed to complete the Tenant Improvements by the Tenant Improvements Completion Date, then National Realty & Development Corp. may, on Landlord’s behalf, from time to time draw upon the security deposit and use, apply, or retain the whole or any part thereof to the extent required for the payment of any annual minimum rent (including payment of annual minimum rental previously abated as set forth in Section 5.05 of this Lease) and additional rent or any other sum as to which Tenant is in default or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default, beyond the applicable notice and cure periods provided herein, in respect of any of the provisions, covenants and conditions of this Lease, including, but not limited to, reasonable counsel fees and other collection charges, or with respect to any damages or deficiency in the re-letting, repairing or altering of the Demised Premises, whether such damages or deficiency accrued before or after summary proceedings or re-entry by Landlord, or in connection with the removal of the Installations (hereinafter defined) (the amount which National Realty & Development Corp. may draw determined as set forth in this sentence is hereinafter referred to as the “default amount”).

In the event National Realty & Development Corp. (as agent of Landlord) shall draw upon a letter of credit deposited as a security deposit hereunder and the amount drawn by National Realty & Development Corp. shall be in excess of the default amount, the excess shall be held by in a non-interest-bearing account at a commercial bank or financial institution as a security deposit hereunder to be used for the purposes set forth herein. After the expiration of the Lease, and after delivery of entire possession of the Demised Premises to Landlord, and after applying or retaining any portion of the security required to cure any and all defaults by Tenant under this Lease, the letter of credit and the cash security deposit, if any, then held by Landlord shall be returned to Tenant without interest. If, due to Tenant’s default hereunder, Landlord shall be entitled to apply or retain any portion of said security, Tenant shall, within five (5) days following demand, secure for the sole benefit of Landlord, a new or additional letter of credit naming Tenant as beneficiary and complying with the requirements set forth herein or deliver to Landlord a cash security deposit sufficient to comply with this Section, including the required amount. Tenant shall not assign or encumber the security deposited hereunder and neither Landlord or its successors or assigns shall be bound by any such assignment or encumbrance. In the absence of evidence satisfactory to Landlord of any assignment of the right to receive the security, or the remaining portion thereof, Landlord may return the security to the original tenant regardless of any number of assignments of the Lease itself. In the event of a sale of the Demised Premises or larger premises of which the Demised Premises form a part, Landlord shall have the right to transfer the cash security and the beneficiary rights under any letter of credit to the purchaser who shall hold the same for the benefit of Tenant in accordance with the terms of this Lease, and Landlord and National Realty & Development Corp., after giving notice to Tenant, shall be deemed released by Tenant from all liability for the return of such security and Tenant shall look solely to the new owner for the release or the return thereof. Tenant shall, upon request, deliver confirmation of said transfer of beneficiary rights and a replacement letter of credit naming the transferee as beneficiary if necessary or if requested. Landlord agrees to return any letter of credit it is then holding with respect to this Lease to the issuing bank if required by the issuing bank to receive a replacement letter of credit. No holder of any mortgage upon the Demised Premises or the larger property of which the Demised Premises forms a part shall be responsible in connection with the security deposited hereunder unless such mortgagee shall have in fact received such security or be named beneficiary thereof and acknowledged such receipt or beneficiary status in writing to Tenant. In the event of a foreclosure of the Demised Premises, or the larger property of which the Demised Premises forms a part, Tenant shall, on demand of mortgagee, reissue the letter of credit in compliance with this Section, naming the mortgagee, or such other party as may be designated by mortgagee, as the sole beneficiary. Tenant acknowledges that Tenant is to perform

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certain obligations under this Lease prior to the Commencement Date of the term of this Lease and that the security deposit may be applied by Landlord (or by National Realty & Development Corp. on behalf of Landlord) in the event Tenant shall default under any such obligations beyond any applicable notice and cure periods notwithstanding that the Commencement Date may not yet have occurred.

ARTICLE 40. EXTENSION OPTION(S)

Section 40.01. Tenant shall have the option, provided it is not in default hereunder, to extend the Term for TWO (2) successive additional term of FIVE (5) years each, upon the same terms and conditions as provided herein, except that the annual minimum rental during said extension period shall be as provided below, and except that Tenant shall have no further extension options. Tenant shall give written notice to Landlord not less than twelve (12) months prior to the last day of the prior term of its election to extend the Term hereof, or such option shall be deemed waived. If Tenant shall exercise such extension option(s), the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension. If Tenant shall exercise such extension option(s), all references in this Lease to the Term hereof shall be deemed to mean the term as so extended, except where expressly otherwise provided.

Section 40.02. As of the first day of each extension term (“adjustment date”), the annual minimum rental shall be adjusted by multiplying the annual minimum rental payable hereunder during the last Lease Year of the prior Term, times a fraction having as its numerator the “Index” (hereinbelow defined) as of the adjustment date and as its denominator the Index in effect upon the commencement date of the initial term hereof; provided, however, the annual minimum rental payable subsequent to the adjustment date shall not be less than twenty-five (25%) percent greater than the annual minimum rental payable during the last preceding Lease Year of the prior Term.

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Section 40.03. The “Index” shall be defined as the United States Department of Labor, Bureau of Labor Statistics, “Consumer Price Index-All Urban Consumers - (CPI-U) N.Y., N.Y. -Northeastern N.J. (1982-84=100)”. If publication of such Index shall be discontinued, the adjustments in the annual minimum rental provided for in this Lease shall thereafter be computed on the basis of such other official price index as shall be most nearly comparable thereto, and conversion tables, if any, issued upon the promulgation of such other official index, are to be used where applicable in making the computation hereunder.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first above written.

ATTEST:		46.24 ASSOCIATES L.P.

	By:	MIDDLESEX REALTY CORP.,
General Partner

/s/ [ILLEGIBLE]	By:	/s/ Robert C. Baker
Robert C. Baker

	Title:	PRESIDENT

(LANDLORD)

ATTEST:
PTC THERAPEUTICS, INC.

/s/ [ILLEGIBLE]	By:	[ILLEGIBLE]
WITNESS
Title:

PRESIDENT

(TENANT)

STATE OF NEW YORK	)
SS.:
COUNTY OF WESTCHESTER	)

BE IT REMEMBERED, that on the 11th day of July, 2000, before me, the subscriber, a notary public of the State of New York, personally appeared Robert C. Baker, PRESIDENT of MIDDLESEX REALTY CORP., general partner of 46.24 ASSOCIATES L.P., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation as said general partner, made by virtue of the authority of its board of directors.

/s/ Richard A. Kaufman
NOTARY PUBLIC

RICHARD A. KAUFMAN
Notary Public, State of New York
STATE OF NEW JERSEY	)	No. 4875196
	SS.:	Qualified in Westchester County
COUNTY OF MIDDLESEX	)	Commission Expires October 6, 2000

BE IT REMEMBERED, that on the 12th day of Oct, 2010, before me the subscriber, a notary public of the State of New Jersey, personally appeared Stuart Peltz, of PTC THERAPEUTICS, INC., who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation, made by virtue of the authority of its board of directors.

/s/ Anne Armitage
NOTARY PUBLIC

Anne Armitage
Notary Public of New Jersey
No Commission Expires July 6, 2004

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EXHIBIT B

WORK LETTER TO BE ATTACHED TO

LEASE WITH PTC THERAPEUTICS, INC.

100 CORPORATE COURT

MIDDLESEX BUSINESS CENTER

SOUTH PLAINFIELD, NEW JERSEY

Landlord agrees to perform the Landlord’s Work set forth in this Exhibit B. Any work not expressly specified herein and any work necessary to comply with codes attributable to Tenant’s use shall be furnished and installed at the sole cost and expense of Tenant. Except as specifically set forth below, any existing construction within the Demised Premises shall be accepted by Tenant in “as is” condition in accordance with the provisions of Section 5.01 of this Lease. Landlord shall:

1.              Provide a watertight roof and windows.

2.              INTENTIONALLY OMITTED.

3.              Replace stained or damaged ceiling tiles.

4.              Repair exterior fence enclosure.

5.              Provide a canopy over the side entrance.

6.              Replace broken windows and glass doors.

7.              Provide HVAC in good working order.

8.              Relamp light fixtures as needed.

9.              The blue or brown mesh remaining along the window line in the lab and in the cooler will be removed.

10.       The Landlord will clean or replace all HVAC distribution supply or return duct (flexible pipes), VAV boxes and registers, diffusers or grills.

11.       Landlord shall remove the asbestos linings present in the fume hoods located in the Demised Premises.

12.       The existing acid neutralization tank will be put by Landlord into clean operating condition consistent with all applicable governmental regulations;

MISCELLANEOUS

A.            All “Tenant Extras” furnished by Landlord as may be hereafter agreed to, shall be computed at Landlord’s cost plus a twenty-one (21%) percent administrative fee.

B.            Credits to Tenant based upon deletions and reductions below Building standard set forth above, shall be computed based upon Landlord’s unit cost therefor, without factor of overhead and profit.

C.            All prices, if any, set forth in this Work Letter are predicated upon quotations now in the hands of Landlord. Such quotations, by their terms, expire at various intervals and accordingly these prices are subject to variation based upon market conditions following the expiration of such quotations.

D.            All prices are subject to inclusion of applicable taxes, but Landlord’s overhead and profit

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shall be computed without regard to such taxes.

E.             Landlord shall furnish Tenant with a statement(s) computing the net Tenant extras or credits due to Landlord or Tenant, as the case may be. Any amount due to Landlord shall be due and payable in full simultaneously with the delivery by Tenant to Landlord of the authorization for such work. Any credit due Tenant shall give rise to a reduction in the first installments of minimum rent and additional rent until such credit has been exhausted.

F.              Prior to or promptly after execution of this Lease, Tenant shall furnish Landlord with design criteria and specifications necessary to enable Landlord to comply with its obligations above. All authorizations, deletions and implementations of the foregoing Work Letter shall be in writing and confirmed by authorized representatives of Landlord and Tenant.

G.            If there shall be any conflict between the provisions of this Work Letter and the final approved Plans, the final approved Plans shall govern and control.

H.           Landlord reserves the right to substitute for any materials and equipment specified herein, materials and equipment of substantially equal quality, provided Tenant’s architect approves of the same, which approval shall not be unreasonably withheld or delayed.

I.                Unless specifically stated in this Exhibit B or this Lease to the contrary, and notwithstanding anything contained on any plans or drawings, Tenant, and not Landlord, shall be responsible for furnishing and installing at its sole cost and expense any and all furniture, Tenant fixtures, appliances, shelving, cabinetry, phone systems, computer wiring and the like for the Demised Premises in accordance with the provisions of this Lease.

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EXHIBIT C

[ B A N K ]

[NAME ALL LANDLORDS]

c/o National Realty & Development Corp.

3 Manhattanville Road

Purchase, New York 10577

RE:                 Irrevocable Letter of Credit No.

Accountee:                                  [Name of Tenant]

Gentlemen:

We hereby issue our Irrevocable Letter of Credit No.            in favor of [Name All Landlords] at the request of [Name of Tenant] whose address is                                                                                                                                                                                                                                                , for an aggregate amount of [Amount as required by Lease] and             /l00 Dollars (U.S. $                    ) effective immediately.

Funds are available against your signed draft(s) drawn on [Name of Bank] signed by an authorized representative of National Realty & Development Corp. mentioning this Letter of Credit No.             accompanied by a written statement signed by an authorized representative of National Realty & Development Corp. requesting to draw upon a specified dollar amount on Letter of Credit No.             as follows:

“This drawing in the amount of $            is pursuant to Lease dated                     , 2000 between [Name All Landlords], as Landlord, and [Name of Tenant], as Tenant.”

This Letter of Credit shall expire on [Expiration Date of the Lease].

The beneficiaries named above shall be given not less than thirty (30) days written notice of the cancellation or non-renewal of the Letter of Credit. The beneficiaries of this Letter of Credit may draw upon the entire amount of the Letter of Credit if they shall receive notice of its cancellation or non-renewal or if it shall expire prior to the Expiration Date (as defined in the Lease) of the Lease. Partial drawings are permitted under this Letter of Credit.

[ B A N K ]

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EXHIBIT D

SUBORDINATION, NONDISTURBANCE AND

ATTORNMENT AGREEMENT

by and among

PTC THERAPEUTICS, INC., as Tenant

and

46.24 ASSOCIATES, L.P., as Mortgagor

and

THE TRAVELERS LIFE AND ANNUITY COMPANY, as Mortgagee

Dated: June     , 2000

Record and Return to:                                                                                                                                                                     Windels, Marx, Davies & Ives

120 Albany Street Plaza

New Brunswick, New Jersey 08901

Attn: Howard P. Lakind, Esq.

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SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT, made this         day of April, 2000 by and among

PTC THERAPEUTICS, INC., a Massachusetts corporation, having its principal office at 2 Chestnut Street, Grafton, Massachusetts 01519 (the “Tenant”),

46.24 ASSOCIATES, L.P., a Delaware limited partnership with its principal office located 3 Manhattanville Road, Purchase, New York 10577 (the “Mortgagor”).

and

THE TRAVELERS LIFE AND ANNUITY COMPANY, having an office located at One Tower Square, 2 SHS, Hartford, Connecticut 06183 (the Mortgagee”).

W I T N E S S E T H:

WHEREAS, the Tenant has entered into a certain Lease dated              , 2000 (the “Lease”), with Mortgagor as landlord, covering all or a portion of those premises (the “Leasehold Premises”) in the Borough of South Plainfield, County of Middlesex, State of New Jersey, all as more particularly described in SCHEDULE “A” attached hereto and made a part hereof (the “Mortgaged Premises”); and

WHEREAS, the Mortgagee has agreed to make or has made a mortgage loan in the aggregate principal amount of $4,609,851.06 to the Mortgagor (the “Loan”), which Loan is secured by a certain First Mortgage and Security Agreement dated May 16, 1984, as modified by certain Note and Mortgage Modification Agreement, dated as of February 14, 1995 but effective as of May 1, 1994 and modified by that certain Mortgage Modification Agreement dated as of April 30, 1999 granted by the Mortgagor to the Mortgagee upon the Mortgaged Premises (the “Mortgage”); and

WHEREAS, the execution and delivery of this Subordination, Nondisturbance and Attornment Agreement is a condition to the making of the Loan.

NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) by each party in hand paid to the other, receipt of which is hereby acknowledged, and in consideration of the premises and the mutual covenants and agreements hereinafter contained, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

1.                                      The Tenant hereby covenants and agrees:

(a)                                 subject to this Agreement, the Lease and the Tenant’s leasehold estate and any and all estates, options, liens and charges therein contained or created thereby are, and shall be and remain, subject and subordinate in all respects to the lien and effects of the Mortgage and to all of the terms, conditions, and provisions thereof, with the same force and effect as if the Mortgage had been executed, delivered and duly recorded prior to the execution and delivery of the Lease;

(b)                                 from time to time, upon request by the Mortgagee, it shall forthwith provide the Mortgagee within ten (10) business days of such request with an estoppel certificate certifying that, to the best of its knowledge, no defaults, claims, offsets or events, or situations which, with the passage of time, could become a default or the basis for a

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claim or offset against the Mortgagor by the Tenant, exist under the Lease or, if the same exist, certifying and describing such items as are in existence;

(c)                                  it will forward to the Mortgagee copies of any notice, claim or demand given or made by the Tenant to or on the Mortgagor, in all cases concurrently with forwarding same to the Mortgagor, such copies to be provided to the Mortgagee by the same method of sending or mailing as the statement, notice, claim or demand was made or given to or on the Mortgagor;

(d)                                 without the prior written consent of the Mortgagee (i) no rent or other sums due under the Lease shall be paid more than thirty (30) days in advance of the due date therefor established by the Lease, except the security deposit, if any, (ii) no modifications shall be made in the provisions of the Lease nor shall the term be extended or renewed, except as provided therein, (iii) the Lease shall not be terminated except as provided therein and in this agreement nor shall the Tenant tender or accept a surrender of the Lease, (iv) it shall only sublet the Leasehold Premises or assign the Tenant’s interest in the Lease in accordance with the provisions of said Lease, and (v) it shall not subordinate the Lease except to the Mortgage;

(e)                                  in the event of any act or omission by the Mortgagor which would give the Tenant the right to terminate the Lease or to claim a partial or total eviction, reduce rents or to credit or offset any amounts against future rents, the Tenant will not exercise such right (i) until it shall have given written notice of such act or omission to the Mortgagee, and (ii) until a reasonable time for remedying such act or omission shall have elapsed following such giving of notice, and if it so elects, the Mortgagee shall have the right to cure any default by the Mortgagor under the Lease, including, if necessary to cure any such default, the right of access to the Leasehold Premises in accordance with the terms of the Lease;

(f)                                   notices required to be given to the Mortgagee under this Agreement will be given to any successor-in-interest of the Mortgagee under the Mortgage provided that, prior to the event for which notice is required to be given to the Mortgagee, such successor-in-interest of the Mortgagee shall have given written notice to the Tenant of its acquisition of the Mortgagee’s interest therein, and designated the address to which such notice is to be directed;

(g)                                  if the holder of the Mortgage (as now or hereafter constituted), or anyone claiming from or through any such holder, shall enter into and lawfully become possessed of the Mortgaged Premises, or shall succeed to the rights of the Mortgagor under the Lease, either through foreclosure of said Mortgage or otherwise howsoever, (i) the Tenant shall attorn to, and recognize, such holder or anyone claiming from or through such holder as its landlord under the Lease for the unexpired balance of the term of the Lease and any extension or renewal thereof, subject to all of the terms and conditions of the Lease provided such successor landlord recognizes Tenant’s rights under the Lease, and (ii) the Tenant shall make all payments payable by the Tenant under the Lease directly to the holder of the Mortgage upon such holder’s written instructions to the Tenant; and if, by operation of law, the institution of any action or other proceedings by the Mortgagee under the Mortgage or the entry into and taking, possession of the Mortgaged Premises shall result in the cancellation or termination of the Lease or the Tenant’s obligations thereunder, the Tenant shall, upon request, execute and deliver a new lease of the Leasehold Premises pursuant to the Lease, containing the same terms and conditions as the Lease, except that the term and any extension thereof shall be the unexpired term and unexpired extended term or terms of the Lease as of the date of execution and delivery of said new lease;

(h)                                 the Mortgagee shall have no responsibility, liability or obligation to cure any defaults by the Mortgagor under the Lease, nor be subject to claims, defenses or offsets under the Lease or against the Mortgagor possessed by the Tenant and which arose or

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existed prior to actual foreclosure of the Mortgage or recording of a deed in lieu of foreclosure or entry under and taking possession of the Mortgaged Premises by the Mortgagee except to the extent such claim, defense or offset is continuing as of the date of Mortgagee takes possession of the Mortgaged Premises. If the Mortgagee forecloses the Mortgage or takes title to the Mortgaged Premises pursuant to a deed in lieu of foreclosure or enters upon and takes actual possession of the Mortgaged Premises, the Mortgagee or any other purchaser at such foreclosure sale shall do so free and clear of all prior defaults, claims, defenses or offsets which the Tenant might have against any prior landlord (including the Mortgagor), and shall not be liable or responsible to the Tenant for any act or omission of any prior landlord (including the Mortgagor) except to the extent such act is continuing as of the date the Mortgagee succeeds to the interest of Landlord under the Lease, or be responsible or liable for any deposit or security which was delivered by the Tenant to any prior landlord (including the Mortgagor) but which was not subsequently delivered to the Mortgagee, or be bound by any rent or additional rent which the Tenant might have paid for more than the current month to any prior landlord (including the Mortgagor) but which was not subsequently delivered to the Mortgagee, or be obligated or liable to the Tenant with respect to the construction and completion of any improvements on the Mortgaged Premises for the Tenant’s use, enjoyment or occupancy, or be bound by any restriction on competition beyond the Mortgaged Premises contained in the Lease, or be bound by any amendment or modification of the Lease made without the Mortgagee’s prior written consent;

(i)                                     the institution of any action or other proceedings by the Mortgagee under the Mortgage in order to realize upon the Mortgagor’s interest in the Mortgaged Premises shall not, by operation of law or otherwise, result in the cancellation or termination of the Lease or the Tenant’s obligations thereunder;

(j)                                    any right of Tenant to make any claim or receive any proceeds arising out of taking by eminent domain shall be subject and subordinate to the rights of the Mortgagee; and

(k)                                 Tenant hereby indemnifies and saves Mortgagee harmless against any claim, damage, liability, costs, penalties or fines which the Mortgagee may suffer as a result of air, land or water pollution caused by Tenant in its use or occupancy or manner of use or occupancy of the Mortgaged Premises or in its storage, handling, possession, transportation and or disposal of any hazardous or toxic substances, waste or materials (including, without limitation, PCB’s or asbestos) within the Mortgaged Premises.

2.                                      The Mortgagee hereby agrees:

(a)                                 so long as the Tenant is not in default (beyond all applicable periods given the Tenant under the Lease to cure such default) and shall pay the rents and additional rents thereunder, and shall fully comply with and perform all the terms, covenants, conditions and provisions of the Lease on the part of the Tenant thereunder to be complied with and performed (i) the Tenant’s possession and occupancy of the Leasehold Premises and the Tenant’s rights and privileges under the Lease, or any extension or renewal thereof which may be effected in accordance with the terms of the Lease, shall not be disturbed by the Mortgagee or any successor-in-interest to the Mortgagee; (ii) the Mortgagee shall not join the Tenant as party to any action or proceeding brought as a result of a default under the Mortgage for the purposes of terminating the Tenant’s interest and estate under the Lease, and subject further to the condition that the Mortgagee shall not be bound by any rent or other payment which the Tenant might have paid more than thirty (30) days in advance of the time stipulated for payment under the Lease or by any amendment or modification of the Lease made without its written consent; and

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(b)                                 if the interest of the Mortgagor shall vest in the Mortgagee by reason of foreclosure or any other procedures brought by it, or in any other manner, the Mortgagee and its successors-in-interest shall have the option, but not the obligation to cure any defaults of the Mortgagor, and, upon such vesting, agrees to be bound by all of the undischarged obligations of Mortgagor under the Lease occurring after such foreclosure or other action.

3.                                      The Tenant hereby represents and warrants that:

(1)                                 the Lease is in full force and effect;

(2)                                 neither the Tenant nor, to the best knowledge of the Tenant, the Mortgagor is in default in the performance of or compliance with any provision of the Lease;

(c)                                  the Tenant has not received any notice of default or termination of the Lease;

(d)                                 the Lease is a complete statement of the agreement of the parties thereto with respect to the leasing of the Leasehold Premises;

(e)                                  the Tenant has no option under the Lease to purchase all or any portion of the Mortgaged Premises; and

(f)                                   the Tenant is the sole owner of the leasehold estate created thereby.

4.                                      The Tenant acknowledges that Mortgagor has executed or will execute an Absolute Assignment of Leases and Rents to the Mortgagee. The Mortgagor hereby irrevocably authorizes and directs the Tenant, upon receipt from the Mortgagee of written notice to do so, to pay all rents and other monies payable by the Tenant under the Lease to or at the direction of the Mortgagee. The Mortgagor irrevocably releases the Tenant from any liability to the Mortgagor for all payments so made, and the Mortgagor agrees to defend, indemnify and hold the Tenant harmless from and against any and all claims, demands, losses, or liabilities asserted by, through, or under the Mortgagor (except by the Mortgagee) for any and all payments so made. The Tenant agrees that upon receipt of such notice it will pay all monies then due and becoming due from the Tenant under the Lease to or at the direction of the Mortgagee notwithstanding any provision of the Lease to the contrary. Such payments shall continue until the Mortgagee directs the Tenant otherwise in writing. The Tenant agrees that neither the Mortgagee’s demanding or receiving any such payments, nor the Mortgagee’s exercising any other right, remedy, privilege, power or immunity granted by the Lease or this Agreement will operate to impose any liability upon the Mortgagee for the performance of any obligation of the Mortgagee under the Lease unless and until the Mortgagee elects otherwise in writing or unless the Mortgagee takes possession of the Mortgaged Premises and assumes the functions of a landlord.

5.                                      Any notice, demand or consent hereunder shall be in writing any may be given, sent by a nationally recognized overnight courier service that provides a receipt for delivery, sent by facsimile, or mailed by registered or certified mail, return receipt requested, addressed, to the Mortgagee at the address set forth on the first page of this Agreement. Any party may designate a new address by notice in writing to the other party. Any notice given in accordance herewith shall be effective upon delivery, sending or deposit in the United States mails in accordance herewith.

6.                                      This Agreement shall be binding upon and inure to the benefit of the successors and assigns of each of parties hereto. The term “Mortgagee” shall include the respective holders from time to time of the Mortgage (as now or hereafter constituted), the term “Mortgagor” shall be synonymous with the term “Landlord” during the term of the Mortgage and the terms “Landlord” and “Tenant” shall include the holder from time to time of the lessor’s interest, and the holder from time to time of the lessee’s interest, respectively, in the Lease.

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7.                                      Any claim by the Tenant against the Mortgagee under the Lease or this Agreement shall be satisfied solely out of the interest of the Mortgagee in the Mortgaged Premises and the proceeds thereof and the Tenant shall not seek recovery against or out of any other assets of the Mortgagee.

8.                                      This Agreement shall be governed by and construed under the laws of the State of New Jersey.

9.                                      This Agreement may be executed in separate counterparts, all of which shall constitute a single instrument.

IN WITNESS WHEREOF, the Tenant, the Mortgagor and the Mortgagee have caused this Subordination, Nondisturbance and Attornment Agreement to be duly executed and delivered, all as of the day and year above written.

TENANT:
[ATTEST:] [WITNESS:]

PTC THERAPEUTICS, INC.
By:	/s/ Michael Worm [ILLEGIBLE]
Name and Title Michael Worm [ILLEGIBLE] Witness		By:	/s/ Stuart Peltz
Name and Title Stuart Peltz President

MORTGAGOR:

46.24 ASSOCIATES, L.P.

*** Attest/Witness***

By:		By:
	***Attestor/Witness Name		Middlesex Realty Corp., President

MORTGAGEE:

THE TRAVELERS LIFE AND ANNUITY COMPANY

By:
Name: William P. Geary
Title:

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STATE OF	:
:ss:
COUNTY OF	:

BE IT REMEMBERED, that on this        day of            , 2000, before me, the subscriber, an officer duly authorized pursuant to N.J.S.A. 46:14-6 to take acknowledgments for use in the State of New Jersey, personally appeared                     , who I am satisfied is the person who executed the within Instrument as the                           of PTC THERAPEUTICS, INC., the corporation named therein, and I having first known to **[him]** **[her]** the contents thereof, **[he]** **[she]** did thereupon acknowledge that the said Instrument made by the said corporation and delivered by **[him]** **[her]** as such officer, is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.

STATE OF	:
:ss:
COUNTY OF	:

BE IT REMEMBERED, that on this       day of            , 2000, before me, the subscriber, an officer duly authorized pursuant to law to take acknowledgments for use in the State of                          , personally appeared Robert C. Baker who, being duly sworn by me did depose and say he is the President of Middlesex Realty Corp., which corporation is the sole general partner of 46.24 Associates, L.P., who I am satisfied is the person who executed the within Modification Agreement as President of the sole general partner of the limited partnership named therein, and he did thereupon acknowledge that the said Modification Agreement made by the limited partnership and delivered by him as president of its sole general partner is the voluntary act and deed of said limited partnership made by virtue of authority under said limited partnership’s partnership agreement, for the uses and purposes therein expressed.

Notary Public
of the State of New Jersey

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STATE OF	:
:ss:
COUNTY OF	:

BE IT REMEMBERED, that on this       day of            , 2000, before me, the subscriber, an officer duly authorized pursuant to law to take acknowledgements for use in the State of               , personally appeared              , who I am satisfied is the person who executed the within Modification Agreement as a Vice President of The Travelers Life And Annuity Company, the corporation named therein, and he did thereupon acknowledge that the said Modification Agreement made by the said corporation and delivered by him as such officer is the voluntary act and deed of said corporation, made by virtue of authority from its Board of Directors, for the uses and purposes therein expressed.

Notary Public
of the State of New Jersey

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SCHEDULE “A”

ATTACHED TO AND MADE A PART OF THAT CERTAIN

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT

AGREEMENT, DATED AS OF            , 2000

Description of the Mortgaged Premises

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EXHIBIT E

PTC TENANT FIT UP
LIST

6/21/2000 SCOPE OF WORK

DEMOLITION	CEILING TILE REMOVAL
WALL REMOVAL
OBSOLETE SYSTEMS AND WIRING REMOVAL
DISPOSAL AND CLEAN UP

CONSTRUCTION	FLOOR PLAN CHANGES:5-7 OFFICES
CEILING, REPLACEMENT
NMR ROOM CONSTRUCTION
INSTALL SHOWERS
CONSTRUCT RECEPTION AREA
ADDITIONAL EXECUTIVE OFFICE
RENOVATE or REPLACE WINDOW TREATMENTS
UPGRADE LUNCHROOM FACILITIES, DISHWASHER ETC

PAINTING	ENTIRE INTERIOR

CARPET	ENTIRE ADMINISTRATIVE AREA SELECTED OUTER OFFICES

PHONE SYSTEM	NEW SYSTEM AND WIRING

WIRING	COMPLETE NEW WIRING FOR VOICE/DATA
SYSTEM CHECK, RENOVATE A-V SYSTEMS FOR LARGE MEETI
ROOM

SECURITY	NEW KEY CARD ENTRY SYSTEM
UPGRADE FIRE ALARM
UPGRADE INTERNAL SECURITY SYSTEM

CASEWORK	RENOVATE/REPLACE 10 (MIN) ISLANDS OF CASE WORK AND T INSTALLATION OF WORKSPACE CARRELS FOR TECHNICAL ST 12/15

FUME HOODS

REPLACE EXISTING FUME HOODS WITH LARGER MODELS, - BENCH TOP WITH 2 FLAMMABLE CABINETS BELOW EACH INSTALL ADDITIONAL HOODS

UPGRADE PLUMBING & WIRING FOR EACH HOOD

UPGRADE EXHAUST SYSTEMS, DUCTS, FANS etc

“MAKE-UP” AIR SYSTEM FOR HOODS INSTALLED (NEEDED TO BALANCE HVAC)

ARCHITECTURAL & ENGINEERING	BUILDING DRAWINGS FOR FLOOR PLAN AND “AS BUILT” MECHANICALS

WATER TREATMENT	RE-COMMISSION, UPGRADE DEIONIZED WATER SYSTEM REPLACE MILLIPORE WATER FILTRATION SYSTEM (OBSOLETE REPLACE MONITORING AND CHEMICAL DELIVERY SYSTEM FO ACID TANK

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FIRE PROTECTION	HORNS/STROBE SYSTEM BROUGHT TO CODE (SPLIT WITH
NATIONAL)
15-20 NEW FIRE EXTINGUISHERS

BUILDING SYSTEMS	COMPRESSOR UPGRADE
REPAIR GENERATOR (DOOR), START-UP INSPECTION, LOAD
TESTING AND MAINTENANCE CONTRACT
INSTALL VACUUM SYSTEM FOR LAB USE

ELECTRICAL	WIRING FOR NEW CONSTRUCTION
SYSTEM TRACE FOR ALL CIRCUITS AND PANEL RE-LABELING
SYSTEM UPGRADE FOR “UPS”

PLUMBING	SYSTEM TRACE AND INTEGRITY CHECK FOR LAB WATER SYST
SHOWER INSTALLATION
SAFETY STATION (SHOWERS, EYEWASH) UPGRADE
SYSTEM TRACE AND INTEGRITY CHECK FOR SPECIALIZED GA

GLASSWARE CLEANING	REPLACE STEAM GENERATOR
REPLACE STERILIZER (RECONDITIONED UNIT)
REPLACE WASHER

COLD ROOM	SYSTEM CHECK AND RE-COMMISSION, INCLUDING CONTROL SYSTEMS

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FIRST MODIFICATION and EXTENSION OF LEASE

This FIRST MODIFICATION and EXTENSION OF LEASE (this “Modification”) is made as of the 1st day of December, 2003 (the “Building 200 Premises Commencement Date”) by and between 46.24 ASSOCIATES L.P., a Delaware limited partnership, for the purposes of this Modification, having its office and P.O. Address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as “Landlord”), and PTC THERAPEUTICS, INC, a Delaware corporation, having an office 100 Corporate Court, Middlesex Business Center, South Plainfield, NJ 07080 (hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord, and Tenant entered into that certain lease (herein referred to as the “Lease”) dated as of July 11, 2000, as amended by letter agreements dated July 10, 2000 and December 14, 2000, by which Tenant leased from Landlord, and Landlord leased to Tenant, certain premises in building #100 (the “Building”) of the Middlesex Business Center (the “Center”) in the BOROUGH OF SOUTH PLAINFIELD, COUNTY OF MIDDLESEX, and STATE OF NEW JERSEY, which premises consist of approximately 21,700 square feet and are more particularly described in the Lease (such premises are herein referred to as the “Existing Premises”); and

WHEREAS, Tenant is currently occupying certain space (the “Additional Premises”), also located in building #100 of the Center, which premises are directly adjacent to the Existing Premises, which Tenant initially occupied pursuant to a Sub-Tenancy Agreement dated June 1, 2001, between Catalyst Communications, Inc. (“Catalyst”) as sublessor, and Tenant as Sublessee. (The Existing Premises, together with the Additional Premises, constitute the total leasable area of the Building, 30,000 square feet,)

WHEREAS, Landlord and Tenant now desire to modify the Lease in certain respects;

NOW, THEREFORE, for TEN and 00/100 ($10.00) DOLLARS and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Tenant hereby leases from Landlord, and Landlord hereby leases to Tenant, for a term commencing on January 1, 2003 (the “Effective Date”) and ending on the Revised Expiration Date (as hereinafter defined) (or that date on which the Lease shall be sooner terminated) approximately 8,300 square feet of floor space in the Building more particularly indicated and described by hatching on the left (\\\) on the plot plan annexed hereto as “Exhibit A” and hereby made a part hereof (such 8,300 square feet of floor space is hereinafter referred to as the “Additional Premises”). From and after the Effective Date, the Additional Premises shall be deemed to be part of the Demised Premises, as if the same was included within the Demised Premises as the same is defined by the Lease (so that from and after the Effective Date the Demised Premises shall consist of approximately 30,000 square feet). From and after the Effective Date, the plot plan attached to the Lease as Exhibit A thereto shall be deemed deleted from the Lease and the plot plan attached as Exhibit A to this Modification shall be deemed substituted therefore.

2.                                      Tenant has examined the Additional Premises and has made a complete inspection of same and is familiar with the physical condition thereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Additional Premises, except as is in this Modification specifically set forth, and Tenant specifically acknowledges that no such representation has been made, except that Landlord represents, to its knowledge, without independent investigation, that except as disclosed in the Phase I Environmental Assessment prepared by Environmental Management Services dated June 19th, 2000, there were no environmental hazards present within the Additional Premises prior to Tenant’s occupancy thereof. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination, and inspection of the Additional Premises and Tenant accepts the Additional Premises “as is”,

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3.                                      Tenant hereby leases from Landlord, and Landlord hereby leases to Tenant, for a term commencing on December 1, 2003 and ending on the Revised Expiration Date (or that date on which the Lease shall be sooner terminated) approximately 11,500 square feet of floor space in the building known as 200 Corporate Court in the Center, which floor space is more particularly indicated and described by cross hatching on the plot plan annexed hereto as “Exhibit A” and hereby made a part hereof (such 11,500 square feet of floor space is hereinafter referred to as the “Building 200 Premises”). From and after December 1, 2003 the Building 200 Premises shall be deemed to be part of the Demised Premises, as if the same was included within the Demised Premises as the same is defined by the Lease (so that from and after the Building 200 Premises Commencement Date the Demised Premises shall consist of approximately 41,500 square feet).

4.A.                          Tenant has examined the Building 200 Premises and has made a complete inspection of same and is familiar with the physical condition thereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Building 200 Premises, except as is in this Modification specifically set forth, and Tenant specifically acknowledges that no such representation has been made, except that Landlord represents, to its knowledge, without independent investigation, except as disclosed in the Phase I Environmental Assessment prepared by Environmental Management Services dated June 19th, 2000, there were no environmental hazards present within the Building 200 Premises prior to Tenant’s occupancy thereof. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination, and inspection of the Building 200 Premises and Tenant accepts the Building 200 Premises “as is” except as otherwise set forth herein.

B.                                    Tenant, at Tenant’s expense, shall pursuant to plans and specifications prepared by Tenant and approved by Landlord and otherwise subject to provisions of the law, including without limitation the provisions of the Lease: (i) perform such work as is needed so that the Building 200 Premises are demised separately from the remainder of the building of which such premises are a part, (ii) install demising walls with respect to the Building 200 Premises in the locations shown on the plan attached hereto as Exhibit A-l which is hereby made a part hereof, (iii) paint such demising walls a color of Tenant’s choosing from Landlord’s standard paint selections, and (iv) separate the utilities currently servicing the Building 200 Premises so that such premises are separately metered and that such meters measure only the consumption for the Building 200 Premises.

C.                                    Tenant shall be responsible for performing such work as is needed so that the interior portion of the Additional Premises and Building 200 Premises are compliant with the ADA. Landlord represents that it has performed such work as is needed so that the exterior portion of the Additional Premises and the exterior of the Building 200 Premises are compliant with the Americans with Disabilities Act (the “ADA”).

5.                                      Landlord and Tenant agree that the Term of the Lease shall expire, notwithstanding anything to the contrary in Section 1,03 of the Lease, on July 31, 2009 (the “Revised Expiration Date”).

6.                                      Effective as of the Effective Date, the annual minimum rental payable under Section 3.01 of the Lease shall be as follows, notwithstanding anything in Section 3.01 of the Lease to the contrary,

(A) From the Rent Commencement Date (as defined in the Lease) through December 31, 2002 (inclusive): ONE HUNDRED EIGHTY FOUR THOUSAND FOUR HUNDRED FIFTY AND 00/100 ($184,450.00) DOLLARS per annum – FIFTEEN THOUSAND THREE HUNDRED SEVENTY AND 83/100 ($15,370.83) DOLLARS per month; and

(B) From and including January 1, 2003 until March 31, 2004: TWO HUNDRED FIFTY SEVEN THOUSAND SEVEN HUNDRED THIRTY AND 04/100 ($257,730.04) DOLLARS per annum – TWENTY ONE THOUSAND FOUR HUNDRED SEVENTY SEVEN AND 50/100 ($21,477.50) DOLLARS per month.

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(C) From April 1, 2004 (the “Building 200 Rent Commencement Date”) through July 31, 2009: THREE HUNDRED SEVENTY THREE THOUSAND FIVE HUNDRED AND 00/100 ($373,500.00) DOLLARS per annum - THIRTY ONE THOUSAND ONE HUNDRED TWENTY FIVE AND 50/100 ($31,125.00) DOLLARS per month;

7.                                      Provided that (i) Tenant is in compliance with the provisions of that certain License Agreement dated September 22, 2003 by and between Landlord and Tenant (the “License Agreement”) with respect to Renovations Work, and (ii) Tenant has complied with the provisions of Section 5.05(c) of the Lease as same apply to the Renovations Work pursuant to said License Agreement and (iii) Tenant has completed all work necessary to renovate, fixture and equip the Additional Premises and Building 200 Premises for use in accordance with the provisions of Article 2 of the Lease (the “Additional Tenant Improvements”), and (iv) Tenant complies with the requirements of Section 5.05(C) of the Lease, and provided further that the Lease shall not be terminated prior to the dates Tenant is entitled to such credits, Tenant shall be entitled to a credit of $31,125.00 against the payment of the monthly installments of annual minimum rent due under the Lease for the months of July 2004 and August 2004, and a credit of $31,125.00 against the payment of annual minimum rent due under the Lease for the months of June 2009 and July 2009 (and such credits shall be in lieu of the rent abatement set forth in that certain letter agreement dated December 14, 2000 between Landlord and Tenant.)

8.                                      Section 5.05(B) of the Lease is hereby amended in its entirety to read as follows:

“Subject to completion of the Additional Tenant Improvements in accordance with Tenant’s plans and specifications which shall be approved by Landlord in advance, and the provisions set forth in Section 5.05(C) of the Lease, Landlord shall reimburse Tenant for amounts actually expended by Tenant for a portion of the construction of the Additional Tenant Improvements, in an amount not to exceed the sum of $159,700.00, and for partitioning and installation of separate HVAC systems (the “HVAC Improvements”) in an amount not to exceed $6,000 (both amounts together, the “Tenant Allowance”). Such reimbursement shall be in the form of a credit to be taken by Tenant against the first payments of annual minimum rental payable hereunder which accrue subsequent to the completion of the Additional Tenant Improvements and the HVAC Improvements, which shall be credited starting no earlier than August 31, 2004 until exhausted.

The portion of the Additional Tenant Improvements for which the Tenant Allowance shall be paid shall be only that portion thereof that is office installation work (e.g. partitioning, doors, electrical, etc., including, without limitation, upgrading and replacing of existing mechanical systems in the Demised Premises) and in no event shall the Tenant Allowance be used for any work related to Tenant’s trade fixtures or equipment (such portion of the Additional Tenant Improvements for which Tenant may receive the Tenant Allowance is hereinafter called the “Tenant Allowance Work”). It is acknowledged and agreed by Tenant that in the event that the monies expended by Tenant for the completion of the Tenant Allowance Work and the HVAC Improvements are less than the amount of the Tenant Allowance, Tenant shall not be entitled to any credit for the unused portion thereof, nor is Tenant entitled to any additional sums from Landlord in the event that the monies expended by Tenant in connection with the completion of the Tenant Allowance Work, the HVAC Improvements or the Additional Tenant Improvements exceeds the amount of the Tenant Allowance.”

9.                                      Tenant and Landlord acknowledge that Tenant has held annual minimum rent and additional rent accruing with respect to the Additional Premises for the period of time from and after January 1, 2003 in escrow pending resolution of the status of the Catalyst Lease and the Catalyst-Sublease (as defined herein). Upon execution of this Modification by Tenant, Tenant shall pay to Landlord annual minimum rent and additional rent for the Additional Premises for the period from January 1, 2003 through the last day of January 2004 in the amount of ONE HUNDRED SIXTEEN THOUSAND NINETY FIVE AND 57/100 ($116,095.57) DOLLARS (which together with rent previously paid by Tenant with respect to the Existing Premises, the Landlord accepts in full satisfaction of the amount owed pursuant to Section 6(B), above, for the period from January 1, 2003 through February 29 , 2004, subject to year end reconciliation for additional rent.). As between Landlord and Tenant, Landlord hereby waives any rights or remedies it may have (either under the Lease, the Catalyst Lease, or the Catalyst Sublease) with

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respect to such payments, the underlying rent or costs to which the payments relate, or the timing of such payments.

10.                               Landlord represents and warrants, and Tenant acknowledges, that the lease by and between Landlord and Catalyst Communications, Inc. (“Catalyst”) by which Catalyst leased the Additional Premises (the “Catalyst Lease”) was terminated as to the Additional Premises effective as of December 31, 2002 and that, accordingly, that certain sublease by and between Catalyst and Tenant by which Tenant subleased the Additional Premises from Catalyst also terminated as of December 31, 2002 (the “Catalyst Sublease”). In recognition of Tenant’s payments hereunder, Landlord hereby indemnifies and saves harmless Tenant from and against any claims and all loss, cost, liability, damage and/or expense, including but not limited to reasonable counsel’s fees, penalties and fines, incurred in connection with or arising from the payment of annual minimum rent or additional rent from January 1, 2003 forward under the Catalyst Lease or the Catalyst Sublease, Tenant’s good faith efforts to preserve rents on the Additional Premises in an escrow account pending resolution of issues between Landlord and Catalyst, or any other financial issues regarding the payment of rent or additional rent to Landlord by Catalyst or to Catalyst by Tenant,

11.                               Article 40 of the Lease is hereby deleted and replaced with the following quoted language:

“ARTICLE 40. OPTIONS FOR EXTENSION AND ADDITIONAL SPACE

Section 40.01. Tenant shall have the option, provided it is not in default hereunder, to extend the term of this Lease for ONE (1) successive additional term of FIVE (5) years, from August 1, 2009 through July 31, 2014, upon the same terms and conditions as provided herein, except that the fixed annual rent during said extension period shall be as provided below, and except that Tenant shall have no further extension options. Tenant shall give written notice to Landlord prior to November 1, 2008 of its election to extend the term hereof, or such option shall be deemed waived. If Tenant shall exercise such extension option, the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension. If Tenant shall exercise such extension option, all references in this Lease to the term hereof shall be deemed to mean the term as so extended, except where expressly otherwise provided.

Section 40.02. If Tenant shall duly elect to extend the term of this Lease as herein provided, the fixed annual rent payable by Tenant during said extension term shall be FOUR HUNDRED TWENTY NINE THOUSAND FIVE HUNDRED TWENTY FIVE AND 00/100 ($429,525.00) DOLLARS per annum- THIRTY FIVE THOUSAND SEVEN HUNDRED NINETY THREE AND 001/000 ($35,793.75) DOLLARS per month.

Section 40.03. If at any time Landlord proposes to lease space within the building known as 200 Corporate Court in the Center, or enters into discussions with a potential tenant(s) for some or all of such space, Landlord shall give Tenant notice thereof (the “Start Notice”) in order to provide Tenant with a reasonable right of first negotiation with respect to such additional space upon substantially similar terms and conditions as provided herein, except that the fixed annual rent applicable to such space shall be as negotiated in good faith by the parties. In the event that Landlord and Tenant do not enter into a lease for such space within thirty (30) days of the Start Notice, then Tenant shall, at its expense, within thirty (30) days of Landlord’s request, undertake all actions necessary so that the utilities serving the Building 200 Premises are located solely within the Building 200 Premises, and not-otherwise in Building 200, and shall also take all actions necessary so that no utilities serving the portion of Building 200 not within the Building 200 Premises are located within the Building 200 Premises, such that the Building 200 Premises and the other portions of Building 200 can be used by two (2) (or more) unrelated tenants without any utilities located other than within the particular tenant’s demised premises.”

12.                               Tenant covenants, warrants and represents that it has dealt with no broker other than Colliers Houston & Co. respecting this Modification and that no conversations, correspondence or negotiations were had with any broker (except with Colliers Houston & Co.

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concerning the negotiation of the Lease) concerning the renting or leasing of the Additional Premises or Building 200 Premises. Tenant shall hold Landlord and National Realty & Development Corp. harmless and defend (by counsel satisfactory to Landlord) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations with any broker except said Colliers Houston & Co. regarding the Lease. Landlord shall pay any commissions owing to said Colliers Houston & Co. with respect to this Modification in accordance with separate agreement.

13.                               Upon execution of this Modification by Tenant, Tenant shall deliver to Landlord adequate and proper insurance policies with respect to the Additional Premises and the Building 200 Premises including, without limitation, comprehensive general liability insurance in the amounts specified in and in accordance with the provisions of Article 7 of this Lease.

14.                               Section 24.01 of the Lease is hereby deleted and replaced with the following quoted language:

“Tenant represents that its officer(s) executing tills lease have been duly authorized to do so by formal action of a duly-elected Board of Directors. Until such time as Tenant is a corporation whose shares are regularly and publicly traded on a recognized stock exchange, Tenant shall upon written request provide to Landlord a capitalization table showing ownership (by class and entity) of Tenant’s capital stock prepared or reviewed by a certified public accountant.”

Landlord hereby waives any right of termination of the Lease that may have accrued to Landlord pursuant to the former language of Section 24.01 of the Lease.

15.                               Except as expressly modified herein, all of the terms and conditions of the Lease shall continue unmodified and in full force and effect. Capitalized terms used herein without definition shall have the meaning given to such terms in the Lease. Obligations under this Agreement shall be deemed obligations under the Lease and that a default hereunder shall constitute a default under the Lease.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

WITNESS:	46.24 ASSOCIATES L.P., a Delaware limited partnership

By: Middlesex Realty Corp., general partner

/s/ [ILLEGIBLE]	By:	/s/ Robert C. Baker
	Name:	Robert C. Baker
	Title:	President

(LANDLORD)

PTC THERAPEUTICS, INC., a Delaware Corporation

By:	/s/ Mark E. Boulding
Name:	Mark E. Boulding
Title:	Secretary of the [ILLEGIBLE]
(TENANT)

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State of New York

}SS:

County of Westchester

On the 17th day of February in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Robert C. Baker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as President of MIDDLESEX REALTY CORP., general partner of 46.24 ASSOCIATES, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ WAYNE E. HELLER
Notary Public
WAYNE E. HELLER
Notary Public, State Of New York
No. 02HE6062858
Qualified In Westchester County
Commission Expires August 20, 2005

STATE OF NEW JERSEY	)
} SS.:
COUNTY OF MIDDLESEX	)

On the 9 day of Feb in the year 2004 before me, the undersigned, a Notary Public in and for said State, personally appeared Mark E. Boulding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as Secretary of PTC THERAPEUTICS, and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument..

/s/ ANTHONY F. LEONETTI
Notary Public
ANTHONY F. LEONETTI
Notary Public, New Jersy
My Commission Expires November 29, 2005
Mail Boxes Etc. #912

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MAR. 1.2006 5:11PM ... REALTY DEV CORP +8146945448 NO. 6926 P. 7/8
P.003/008 F-885

EXHIBIT A

Existing Premises
Additional Premises
Building 200 Premises
Corporate Boulevard

Tenant
By
Landlord
By

EXHIBIT A

SECOND MODIFICATION OF LEASE

This SECOND MODIFICATION OF LEASE (this “Modification”) is made as of the 20th day of October, 2006 by and between 46.24 ASSOCIATES L.P., a Delaware limited partnership, having its office and P.O. Address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as “Landlord”), and PTC THERAPEUTICS, INC. a Delaware corporation, having an office at 100 Corporate Court, Middlesex Business Center, South Plainfield, NJ 07080 (hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain lease (herein referred to as the “Lease”) dated as of July 11, 2000, as amended by letter agreements dated July 10, 2000 and December 14, 2000, by which Tenant leased from Landlord, and Landlord leased to Tenant, certain premises in building #100 of the Middlesex Business Center (the “Center”) in the BOROUGH OF SOUTH PLAINFIELD, COUNTY OF MIDDLESEX, and STATE OF NEW JERSEY, which premises consist of approximately 21,700 square feet and are more particularly described in the Lease; and

WHEREAS, Landlord and Tenant entered into that certain First Modification and Extension of Lease Agreement dated December 1, 2003 whereby the Demised Premises were increased by 8,300 square feet in building #100 (bringing the total leased space in building #100 to 30,000 square feet), as well as adding 11,500 square feet of space located in Building #200, such that the Demised Premises now contain 41,500 square feet.

WHEREAS, Landlord and Tenant now desire to modify the Lease in certain respects;

NOW, THEREFORE, for TEN and 00/100 ($10.00) DOLLARS and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.             Tenant hereby leases from Landlord, and Landlord hereby leases to Tenant, for a term commencing on January 1, 2007 (the “Effective Date”) and ending on February 29, 2012 (the “Expiration Date”) approximately 18,500 additional square feet of floor space in Building #200 more particularly indicated and described by hatching on the left (\\\) on the plot plan annexed hereto as “Exhibit A” and hereby made a part hereof (such 18,500 square feet of floor space is hereinafter referred to as the “Building #200 Additional Premises” and represents the balance of Building 200 not currently leased to Tenant so that following the Effective Date, the Lease shall demise all of Building #100 and all of Building #200 to Tenant). From and after the Effective Date, the Additional Premises shall be deemed to be part of the Demised Premises, as if the same was included within the Demised Premises as the same is defined by the Lease (so that from and after the Effective Date the Demised Premises shall consist of approximately 60,000 square feet). From and after the Effective Date, the plot plan attached to the Lease as Exhibit A thereto shall be deemed deleted from the Lease and the plot plan attached as Exhibit A to this Modification shall be deemed substituted therefore.

2.             Tenant has examined the Building #200 Additional Premises and has made a complete inspection of same and is familiar with the physical condition thereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Building #200 Additional Premises, except as is in this Modification specifically set forth, and Tenant specifically acknowledges that no such representation has been made, except that Landlord represents, to its knowledge, without independent investigation, that except as disclosed in the Phase I Environmental Assessment prepared by Environmental Management Services dated June 19th, 2000, there are no environmental hazards present within the Building #200 Additional Premises. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination, and inspection of the Building #200 Additional Premises and Tenant accepts the Building #200 Additional Premises “as is”.

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3.             Tenant shall be responsible for performing such work as is needed so that the interior portions of the Building 200 Additional Premises are compliant with the ADA. Landlord represents that it has performed such work as is needed so that the exterior portion of the Building 200 Additional Premises are compliant with the Americans with Disabilities Act (the “ADA”).

4.             Beginning on the Effective Date, the annual minimum rental payable under Section 3.01 of the Lease, as amended by Section 6 of the First Modification of Lease and this Modification, shall be as follows, notwithstanding anything in Section 3.01 of the Lease to the contrary:

From January 1, 2007 through December 31, 2009: FIVE HUNDRED SEVENTY THOUSAND AND 00/100 ($570,000.00) DOLLARS per annum — FORTY SEVEN THOUSAND FIVE HUNDRED AND 00/100 ($47,500.00) DOLLARS per month; and

From January 1, 2010 through February 28, 2012: SIX HUNDRED FIFTEEN THOUSAND AND 00/100 ($615,000.00) DOLLARS per annum — FIFTY ONE THOUSAND TWO HUNDRED FIFTY AND 00/100 ($51,250.00) DOLLARS per month.

Provided that Tenant is not then in default, and has not been in default, annual minimum rental shall abate during the months of January, 2007 and March, 2007.

5.             Effective immediately, Article 40 of the Lease (as modified by the First Modification and Extension of Lease) is hereby deleted and replaced with the following quoted language in its entirety.

“ARTICLE 40. OPTION FOR EXTENSION

Section 40.01. Tenant shall have the option, provided it is not in default hereunder, to extend the term of this Lease for ONE (1) successive additional term of FIVE (5) years, from March 1, 2012 through February 28, 2017, upon the same terms and conditions as provided herein, except that the annual minimum rent during said extension period shall be adjusted as provided below, and except that Tenant shall have no further extension options. Tenant shall give written notice to Landlord prior to June 1, 2011 of its election to extend the term hereof, or such option shall be deemed waived. If Tenant shall exercise such extension option, the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension. If Tenant shall exercise such extension option, all references in this Lease to the term hereof shall be deemed to mean the term as so extended, except where expressly otherwise provided.

Section 40.02. If Tenant shall duly elect to extend the Term as herein provided, the annual minimum rental payable by Tenant during said extension term shall be SIX HUNDRED SEVENTY SIX THOUSAND EIGHT HUNDRED AND 00/100 ($676,800.00) DOLLARS per annum — FIFTY SIX THOUSAND FOUR HUNDRED AND 00/100 ($56,400.00) DOLLARS per month.

6.             Effective immediately the December 14, 2000 Letter Agreement is hereby deleted in its entirety.

7.             If Tenant elects to improve any of the space in Building #100 or the Building #200 Additional Premises prior to March 31, 2008, in accordance with Tenant’s plans and specifications which shall be approved by Landlord in advance pursuant to the terms of the Lease (such approval not to be unreasonably withheld, conditioned or delayed), and provided that Tenant shall (i) provide Landlord with proof of payment (in the form of copies of paid invoices) to all contractors, laborers, and suppliers involved with the Improvements, (ii) provide Landlord with lien waivers from all contractors, laborers and suppliers involved with the Improvements, and (iii) provide Landlord with a copy of the Certificate of Occupancy or applicable building inspector sign-offs covering the improved portion of the Demised Premises upon completion of the Improvements, along with “as built” plans, then, in such event Landlord shall provide Tenant with a rent credit for amounts expended by Tenant for the construction of the Improvements, in an amount not to exceed the sum of SIX HUNDRED THOUSAND

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($600,000.00) Dollars (the “Allowance”). Provided that Tenant is not in default of the terms of this Lease, such reimbursement shall be in the form of a credit to be taken by Tenant against the payment of annual minimum rental due and payable (immediately following Tenant’s prior compliance with the requirements of this paragraph) which shall be credited in alternating months against 100% of such alternating monthly payments until exhausted. The Allowance shall only be applied towards approved Improvements in the Buildings or the Demised Premises, and shall not be applied towards Tenant’s equipment, fixtures, inventory or other personal property charges.

Tenant shall not be entitled to any additional sums from Landlord in the event that the monies expended by Tenant in connection with the completion of the Improvements exceeds the amount of the Allowance.

Upon and after execution of this Modification by Tenant, Tenant shall have full and immediate access to the Building #200 Additional Premises to plan and commence architectural, engineering and construction activities.

8.             At any time and from time to time during the Lease term (including any extension), if any space within the building in the Center known as 250 Corporate Court (“Building #250”) is not then leased by Landlord to a third party, Tenant shall have the option (upon written notice to Landlord) to lease any Unit (as defined below) of such space, on the same terms and conditions as those provided herein, except that the fixed monthly rent applicable to such space during each month of its occupancy shall be equal to the number of square feet to be leased times the average monthly rent per square foot payable on the existing spaced leased under this Lease during such month, under Section 3.01 of the Lease as amended hereby. Tenant may only elect to lease a complete “Unit” or “Units” within Building #250. An exhibit showing the current approximate dimension and size of the Units is attached hereto as “Exhibit B”. Tenant acknowledges that the Units depicted on Exhibit B may be changed from time to time by Landlord and that Tenant may only elect to lease a Unit as it exists at the time of its election.

9.             If at any time Landlord proposes to lease (including any lease renewal or extension) space within Building #250, or enters into discussions with a potential tenant(s) for some or all of such space, Landlord shall provide Tenant with a reasonable right of first negotiation with respect to such additional space upon substantially similar terms and conditions as provided to such potential tenant. In the event that Tenant does not indicate in writing within five (5) business days that it intends to enter into a Lease with Landlord on the same terms as proposed by the potential tenant, and Landlord and Tenant do not enter into a lease for such space at 250 Corporate Court within thirty (30) days of Landlord’s offer to Tenant, upon the same terms and conditions as offered by said potential tenant, then this right of first negotiation shall be null and void and of no further force and effect with respect to any subsequent rental to such tenant on the terms originally offered by said potential tenant. For avoidance of doubt, such reasonable right of first negotiation shall continue and/or be reinstated, as applicable, for any such space not leased to such tenant on the terms originally offered by said potential tenant.

10.          If Tenant leases any space in Building #250 pursuant to Section 8 or 9 of this Modification, then Tenant may at any time elect to improve any of such leased space in Building #250, in accordance with Tenant’s plans and specifications which shall be approved by Landlord in advance pursuant to the terms of the Lease (such approval not to be unreasonably withheld, conditioned or delayed), in which case Tenant shall (i) provide Landlord with proof of payment (in the form of copies of paid invoices) to all contractors, laborers, and suppliers involved with the Improvements, (ii) provide Landlord with lien waivers from all contractors, laborers and suppliers involved with the Improvements, and (iii) provide Landlord with a copy of the Certificate of Occupancy or applicable building inspector sign-offs covering the improved portion of the Demised Premises upon completion of the Improvements, along with “as built” plans. In such event, Landlord shall provide Tenant with a rent credit for amounts expended by Tenant for the construction of the Improvements in Building #250, in an amount not to exceed the sum of TWELVE ($12) Dollars per square foot of space so improved (the “Building #250 Allowance”), provided that, the Building #250 Allowance shall be adjusted downward by an amount equal to 20% for each full (but not partial) twelve-month period which has lapsed since the Effective Date. Provided that Tenant is not in default of the terms of this Lease, such reimbursement shall be in the form of a credit to be taken by Tenant against the payment of annual minimum rental due and payable (immediately following Tenant’s prior compliance with

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the requirements of this paragraph) which shall be credited in alternating months against 100% of such alternating monthly payments until exhausted. The Building #250 Allowance shall only be applied towards approved Improvements in Building #250, and shall not be applied towards Tenant’s equipment, fixtures, inventory or other personal property charges.

Tenant shall not be entitled to any additional sums from Landlord in the event that the monies expended by Tenant in connection with the completion of the Improvements in Building #250 exceed the amount of the Building #250 Allowance.

Upon and after the lease by Tenant of any space in Building #250, Tenant shall have full and immediate access to the leased Building #250 premises to plan and commence architectural, engineering and construction activities.

11.          Subject to the requirements of local codes and all required municipal approvals, Tenant shall be permitted to construct a connecting building and/or corridor, of no more than 5,000 square feet, to connect 100 Corporate Court and 200 Corporate Court, and shall thereafter be permitted to occupy such connecting building and/or corridor rent free for the life of Tenant’s occupancy of space in Building 100 and Building 200. Prior to having any communication with the local authorities regarding such proposed construction, Tenant shall first submit plans to Landlord for review, approval of which shall not be unreasonably withheld, conditioned or delayed, provided, however, that such consent shall be subject to the review and approval of any lender then in existence with respect to either building or otherwise encumbering the interest of Landlord or its affiliates in the Center and having any authority to approve or reject such a proposal. Any and all costs associated with such application and construction shall be paid by Tenant. Tenant shall be responsible for any increased taxes (of any type) associated with such construction assessed with regard to periods on or before the Expiration Date (but not any additional income taxes or other taxes payable by Landlord on account of Tenant’s payment of such taxes on Landlord’s behalf). Any approved structure shall be removed by Tenant at the expiration or earlier termination of the Term, at Landlord’s option, and the area in which the structure is constructed shall be returned to the condition it was in prior to said construction. Tenant shall be solely responsible for any maintenance or other costs incurred by Landlord as a result of Tenant’s installation described above during the Term and any Extension Term.

12.          Tenant covenants, warrants and represents that it has dealt with no broker other than Colliers Houston & Co. respecting this Modification and that no conversations, correspondence or negotiations were had with any broker (except with Colliers Houston & Co. concerning the negotiation of the Modification) concerning the renting or leasing of the Building 200 Additional Premises. Tenant shall hold Landlord and National Realty & Development Corp. harmless and defend (by counsel satisfactory to Landlord) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations with any broker except said Colliers Houston & Co. regarding the Lease. Landlord shall pay any commissions owing to said Colliers Houston & Co. with respect to this Modification in accordance with separate agreement.

13.          Within seven (7) days after Tenant’s execution of this Modification, Tenant shall provide Landlord with the sum of $53,890.00 so that the Security held by Landlord pursuant to Article 39 of the Lease shall be $100,000.00.

14.          Upon execution of this Modification by Tenant, Tenant shall deliver to Landlord adequate and proper insurance policies with respect to the Building #200 Additional Premises including, without limitation, comprehensive general liability insurance in the amounts specified in Article 7 of this Lease.

15.          Except as expressly modified herein, all of the terms and conditions of the Lease shall continue unmodified and in full force and effect. Capitalized terms used herein without definition shall have the meaning given to such terms in the Lease. Obligations under this Agreement shall be deemed obligations under the Lease and that a default hereunder shall constitute a default under the Lease.

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IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

WITNESS:	46.24 ASSOCIATES L.P., a Delaware limited partnership

By: Middlesex Realty Corp., general partner

[ILLEGIBLE]	By:	/s/ Robert C. Baker
	Name:	Robert C. Baker
	Title:	President
(LANDLORD)

PTC THERAPEUTICS, INC., a Delaware corporation
[ILLEGIBLE]	By:	/s/ [ILLEGIBLE]
[ILLEGIBLE]	Name:	[ILLEGIBLE]
	Title:	[ILLEGIBLE]
(TENANT)

State of New York
} SS:
County of Westchester

On the 19th day of Oct. in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared Robert C. Baker, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as President of MIDDLESEX REALTY CORP., general partner of 46.24 ASSOCIATES, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ Wayne E. Heller
Notary Public
WAYNE E. HELLER
Notary Public, State Of New York
No. 02HE6062858
Qualified In Westchester County
Commission Expires August 20, 2009

STATE OF NEW JERSEY	)
} SS.:
COUNTY OF MIDDLESEX	)

On the 21st day of September in the year 2006 before me, the undersigned, a Notary Public in and for said State, personally appeared Mark Boulding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as SVPE General Counsel of PTC THERAPEUTICS, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ Sonja K. Benson
Notary Public
SONJA K. BENSON
NOTARY PUBLIC OF NEW JERSEY
Commission Expires 12/17/2007

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250 Corp. CT.

DEMISED PREMISES

A. CARRIER CLINIC
B. VACANT
C. SCIBAL ASSOC.
D. NRDC
E. NEWCROSS

Demised Premises
Additional Building 200 Premises
A
B
C
E
Site Plan Approval

EXHIBIT A

Tenant By ___

Landlord By ___

EXHIBIT B

02-05-2004 15:20 From-NATIONAL REALTY DEV CORP +9146848448 T-085 P 003/003 F-986

THIRD MODIFICATION OF LEASE

This THIRD MODIFICATION OF LEASE (this “Modification”) is made as of the 31st day of December 2008 by and between 46.24 ASSOCIATES L.P., a Delaware limited partnership, having its office and P.O. Address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as “Landlord”), and PTC THERAPEUTICS, INC. a Delaware corporation, having an office at 100 Corporate Court, Middlesex Business Center, South Plainfield, NJ 07080 (hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain lease (herein referred to as the “Lease”) dated as of July 11, 2000, as amended by letter agreements dated July 10, 2000 and December 14, 2000, by which Tenant leased from Landlord, and Landlord leased to Tenant, certain premises in building #100 of the Middlesex Business Center (the “Center”) in the BOROUGH OF SOUTH PLAINFIELD, COUNTY OF MIDDLESEX, and STATE OF NEW JERSEY, which premises consist of approximately 21,700 square feet and are more particularly described in the Lease; and

WHEREAS, Landlord and Tenant entered into that certain First Modification and Extension of Lease Agreement dated December 1, 2003 whereby the Demised Premises were increased by 8,300 square feet in building #100 (bringing the total leased space in building #100 to 30,000 square feet), as well as adding 11,500 square feet of space located in Building #200, such that the Demised Premises then contained 41,500 square feet.

WHEREAS, Landlord and Tenant entered into that certain Second Modification of Lease dated October 20, 2006 whereby the Demised Premises were increased by 18,500 square feet in building #200 (bringing the total leased space in building #200 to 30,000 square feet), such that the Demised Premises now contain 60,000 square feet.

WHEREAS, Landlord and Tenant now desire to modify the Lease in certain respects in order to expand the Demised Premises;

NOW, THEREFORE, for TEN and 00/100 ($10.00) DOLLARS and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.             Tenant hereby leases from Landlord, and Landlord hereby leases to Tenant, the approximately 11,171 additional square feet of floor space in Building #250 more particularly indicated as Unit E on the plot plan annexed hereto as “Exhibit A” and hereby made a part hereof, (being Exhibit B from the Second Modification of Lease, showing the units available for rent to Tenant upon certain terms and conditions set forth in Section 8 of the Second Modification).

The “Effective Date” shall be the day Landlord delivers the “Building #250 Additional Premises- Unit E” to Tenant in broom clean condition (including removal of all previous tenants’ fixtures, furnishings and equipment, data center cabling, Liebert air handlers, data center UPS, and office furniture), which Landlord shall do within two weeks of the date of this Modification (“Landlord’s Work”). The Tenant will be responsible for removing the computer floor itself, the supporting structure for the computer floor and any fixtures or equipment below the floor.

Such 11,171 square feet of floor space is hereinafter referred to as the “Building #250 Additional Premises- Unit E”. From and after the Effective Date, the Additional Premises shall be deemed to be part of the Demised Premises, as if the same was included within the Demised Premises as the same is defined by the Lease (so that from and after the Effective Date the Demised Premises shall consist of approximately 71,171 square feet). From and after the Effective Date, the plot plan attached to the Second Modification of Lease as Exhibit A thereto shall be deemed deleted from the Lease and the plot plan attached as Exhibit A to this Modification shall be deemed substituted therefore.

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2.             Tenant has examined the Building #250 Additional Premises- Unit E and has made a complete inspection of same and is familiar with the physical condition thereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Building #250 Additional Premises- Unit E, except as is in this Modification specifically set forth, and Tenant specifically acknowledges that no such representation has been made, except that Landlord represents, to its knowledge, without independent investigation, that except as disclosed in the Phase I Environmental Assessment prepared by Environmental Management Services dated June 19, 2000, there are no environmental hazards present within the Building #250 Additional Premises. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation and examination, and Tenant accepts the Building #250 Additional Premises- Unit E in “as is” condition.

3.             Tenant shall be responsible for performing such work as is needed so that the interior portions of the Building #250 Additional Premises- Unit E are compliant with the ADA. Landlord represents that it has performed such work as is needed so that the exterior portion of the Building #250 Additional Premises- Unit E (including all exterior portions of Building #250 itself) are compliant with the Americans with Disabilities Act (the “ADA”).

4.             Beginning on the Effective Date, the annual minimum rental payable under Section 3.01 of the Lease, as amended by Section 6 of the First Modification of Lease, Section 4 of the Second Modification of Lease, and this Modification, shall be as follows, notwithstanding anything in Section 3.01 of the Lease to the contrary:

From the Effective Date and thereafter through December 31, 2009: SIX HUNDRED SEVENTY SIX THOUSAND ONE HUNDRED TWENTY FOUR AND 50/100 ($676,124.50) DOLLARS per annum — FIFTY SIX THOUSAND THREE HUNDRED FORTY THREE AND 71/100 ($56,343.71) DOLLARS per month; and

From January 1, 2010 through February 28, 2012: SEVEN HUNDRED TWENTY NINE THOUSAND FIVE HUNDRED TWO AND 75/100 ($729,502.75) DOLLARS per annum — SIXTY THOUSAND SEVEN HUNDRED NINETY ONE AND 90/100 ($60,791.90) DOLLARS per month.

5.             Effective immediately, Section 40.02 of the Lease (as modified by the First Modification and Extension of Lease, and Section 5 of the Second Modification of Lease) is hereby deleted and replaced with the following in its entirety.

Section 40.02. If Tenant shall duly elect to extend the Term as herein provided, the annual minimum rental payable by Tenant during said extension term shall be EIGHT HUNDRED TWO THOUSAND EIGHT HUNDRED EIGHT AND 88/100 ($802,808.88) DOLLARS per annum— SIXTY SIX THOUSAND NINE HUNDRED AND 74/100 ($66,900.74) DOLLARS per month.

6.             Tenant may at any time elect to improve any of such leased space in Building #250, in accordance with Tenant’s plans and specifications which shall be approved by Landlord in advance pursuant to the terms of the Lease (such approval not to be unreasonably withheld, conditioned or delayed), in which case Tenant shall (i) provide Landlord with proof of payment (in the form of copies of paid invoices) to all contractors, laborers, and suppliers involved with the Improvements, (ii) provide Landlord with lien waivers from all contractors, laborers and suppliers involved with the Improvements, and (iii) provide Landlord with a copy of the Certificate of Occupancy or applicable building inspector sign-offs covering the improved portion of the Demised Premises upon completion of the Improvements, along with “as built” plans. In such event, Landlord shall provide Tenant with a rent credit for amounts expended by Tenant for the construction of the Improvements in Building #250, in an amount not to exceed the sum of TWELVE ($12) Dollars per square foot of space so improved (the “Building #250 Allowance”), provided that, the Building #250 Allowance shall be adjusted downward by an amount equal to 20% for each full (but not partial) twelve-month period which has lapsed since January 1, 2007 and the Effective Date (except that in the event the Effective Date shall occur after December 31, 2008, it shall be deemed for the purposes of this Section, in order to calculate

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the Building #250 Allowance, to have occurred on December 31, 2008). Provided that Tenant is not in default of the terms of this Lease, such reimbursement shall be in the form of a credit to be taken by Tenant against the payment of annual minimum rental due and payable (immediately following Tenant’s prior compliance with the requirements of this paragraph) which shall be credited in alternating months against 100% of such alternating monthly payments until exhausted. The Building #250 Allowance shall only be applied towards approved Improvements in Building #250, and shall not be applied towards Tenant’s equipment, fixtures, inventory or other personal property charges.

Tenant shall not be entitled to any additional sums from Landlord in the event that the monies expended by Tenant in connection with the completion of the Improvements in Building #250 exceed the amount of the Building #250 Allowance.

7.             Tenant covenants, warrants and represents that it has dealt with no broker other than Colliers Houston & Co. respecting this Modification and that no conversations, correspondence or negotiations were had with any broker (except with Colliers Houston & Co.) concerning the renting or leasing of the Building #250 Additional Premises- Unit E. Tenant shall hold Landlord and National Realty & Development Corp. harmless and defend (by counsel satisfactory to Landlord) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations with any broker except said Colliers Houston & Co. regarding the Lease. Landlord shall pay any commissions owing to said Colliers Houston & Co. with respect to this Modification in accordance with separate agreement.

8.             Upon execution of this Modification by Tenant, Tenant shall deliver to Landlord adequate and proper insurance policies with respect to the Building #250 Additional Premises-Unit E including, without limitation, comprehensive general liability insurance in the amounts specified in Article 7 of this Lease.

Upon and after the execution of this Modification, Tenant shall have full and immediate access to the leased Building #250 premises to plan and commence architectural, engineering and construction activities, subject to Landlord’s prior receipt of insurance certificates as set forth above, and provided that Tenant’s activities do not interfere with Landlord’s Work.

9.             Except as expressly modified herein, all of the terms and conditions of the Lease shall continue unmodified and in full force and effect. Capitalized terms used herein without definition shall have the meaning given to such terms in the Lease. Obligations under this Agreement shall be deemed obligations under the Lease and that a default hereunder shall constitute a default under the Lease.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

WITNESS:	46.24 ASSOCIATES L.P., a Delaware limited partnership

By: Middlesex Realty Corp., general partner

[ILLEGIBLE]	By:	/s/ Robert C. Baker
	Name:	Robert C. Baker
	Title:	President
(LANDLORD)

PTC THERAPEUTICS, INC., a Delaware corporation
[ILLEGIBLE]	By:	/s/ Mark E. Boulding
	Name:	MARK E. BOULDING
	Title:	SVP & General Counsel
(TENANT)

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State of New York

} SS:

County of Westchester

On the 9th day of February in the year 2008 before me, the undersigned, a Notary Public in and for said State, personally appeared ROBERT C. BAKER personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as President of MIDDLESEX REALTY CORP., general partner of 46.24 ASSOCIATES, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ [ILLEGIBLE]
Notary Public
RICHARD A. KAUFMAN
Notary Public, State of New York
No. 4875196
Qualified in Westchester County
Commission Expires October 6, 2010

STATE OF NEW JERSEY	)
} SS.:
COUNTY OF MIDDLESEX	)

On the 31st day of December in the year 2008 before me, the undersigned, a Notary Public in and for said State, personally appeared Mark Boulding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as SVP & Gen. Counsel of PTC THERAPEUTICS, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ Sonja K. Benson
Notary Public
Sonja K. Benson
Notary Public
New Jersey
Comm. Expires 12/17/2012

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FOURTH MODIFICATION OF LEASE

This FOURTH MODIFICATION OF LEASE (this “Modification”) is made as of the 4th day of August, 2009 by and between 46.24 ASSOCIATES L.P., a Delaware limited partnership, having its office and P.O. Address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as “Landlord”), and PTC THERAPEUTICS, INC. a Delaware corporation, having an office at 100 Corporate Court, Middlesex Business Center, South Plainfield, NJ 07080 (hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain lease (herein referred to as the “Lease”) dated as of July 11, 2000, as amended by letter agreements dated July 10, 2000 and December 14, 2000, by which Tenant leased from Landlord, and Landlord leased to Tenant, certain premises in building #100 of the Middlesex Business Center (the “Center”) in the BOROUGH OF SOUTH PLAINFIELD, COUNTY OF MIDDLESEX, and STATE OF NEW JERSEY, which premises consist of approximately 21,700 square feet and are more particularly described in the Lease; and

WHEREAS, Landlord and Tenant entered into that certain First Modification and Extension of Lease Agreement dated December 1, 2003 whereby the Demised Premises were increased by 8,300 square feet in building #100 (bringing the total leased space in building #100 to 30,000 square feet), as well as adding 11,500 square feet of space located in Building #200, such that the Demised Premises then contained 41,500 square feet; and

WHEREAS, Landlord and Tenant entered into that certain Second Modification of Lease Agreement dated October 20, 2006 whereby the Demised Premises were increased by 18,500 square feet in building #200 (bringing the total leased space in building #200 to 30,000 square feet), such that the Demised Premises then contained 60,000 square feet; and

WHEREAS, Landlord and Tenant entered into that certain Third Modification of Lease Agreement dated December 31, 2008 (the “Third Modification”) whereby the Demised Premises were increased by 11,171 square feet in building #250 such that the Demised Premises now contain 71,171 square feet.

WHEREAS, Landlord and Tenant now desire to modify the Lease in certain respects;

NOW, THEREFORE, for TEN and 00/100 ($10.00) DOLLARS and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      Tenant hereby leases from Landlord, and Landlord hereby leases to Tenant, for a term commencing on July 1, 2010 (the “Effective Date”) and ending on February 29, 2012 (the “Expiration Date”) approximately 11,627 additional square feet of floor space in Building #250 more particularly indicated and described by cross hatching on the plot plan annexed hereto as “Exhibit A” and hereby made a part hereof (such 11,627 square feet of floor space is hereinafter referred to as the “4D Premises”). From and after the Effective Date, the 4D Premises shall be deemed to be part of the Demised Premises, as if the same was included within the Demised Premises as the same is defined by the Lease (so that from and after the Effective Date the Demised Premises shall consist of approximately 82,798 square feet, 22,798 of which are located in separate non contiguous units within Building #250). From and after the Effective Date, the plot plan attached to the Lease as Exhibit A thereto shall be deemed deleted from the Lease and the plot plan attached as Exhibit A to this Modification shall be deemed substituted therefore.

2.                                      Tenant has examined the 4D Premises and has made a complete inspection of same and is familiar with the physical condition thereof. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the 4D Premises, except as is in this Modification specifically set forth, and Tenant specifically acknowledges that no such representation has been made, except that Landlord represents, to its knowledge, without independent investigation, that except as disclosed in the Phase I

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Environmental Assessment prepared by Environmental Management Services dated June 19th, 2000, there are no environmental hazards present within the 4D Premises. Tenant further acknowledges that Landlord has afforded Tenant the opportunity for a full and complete investigation, examination, and inspection of the 4D Premises and Tenant accepts the 4D Premises “as is”, except that Landlord hereby covenants and warrants that the 4D Premises shall be delivered in a similar condition to its condition as of the date of this Modification, subject to normal wear and tear.

3.                                      Tenant shall be responsible for performing such work as is needed so that the interior portions of the 4D Premises are compliant with the Americans with Disabilities Act (the “ADA”). Landlord represents that it has performed such work as is needed so that the exterior portion of the 4D Premises (including all exterior portions of Building #250 itself) are compliant with the ADA.

4.                                      Beginning on the Effective Date, the annual minimum rental payable under Section 3.01 of the Lease, as amended by Section 6 of the First Modification of Lease, Section 4 of the Second Modification of Lease, Section 4 of the Third Modification of Lease, and this Modification, shall be as follows, notwithstanding anything in Section 3.01 of the Lease to the contrary:

From Jury 1, 2010 through February 28, 2012: EIGHT HUNDRED FORTY EIGHT THOUSAND SIX HUNDRED SEVENTY NINE AND 48/100 ($848,679.48) DOLLARS per annum — SEVENTY THOUSAND SEVEN HUNDRED TWENTY THREE and 29/100 ($70,723.29) DOLLARS per month.

5.                                      Effective immediately, Section 40.02 of the Lease (as modified by the First Modification and Extension of Lease, Second Modification of Lease, and Third Modification of Lease) is hereby deleted and replaced with the following quoted language in its entirety.

“Section 40.02. If Tenant shall duly elect to extend the Term as herein provided, the annual minimum rental payable by Tenant during said extension term shall be NINE HUNDRED THIRTY THREE THOUSAND NINE HUNDRED SIXTY ONE AND 44/100 ($933,961.44) DOLLARS per annum — SEVENTY SEVEN THOUSAND EIGHT HUNDRED THIRTY AND 12/100 ($77,830.12) DOLLARS per month.”

6.                                      For avoidance of doubt, Section 6 of the Third Modification, which relates to tenant improvements and related rental credits, shall continue to apply in accordance with its terms, such that Tenant shall receive a Credit of $4.80 per square foot of space in the 40 Premises.

7.                                       Tenant covenants, warrants and represents that it has dealt with no broker other than Colliers Houston & Co. respecting this Modification and that no conversations, correspondence or negotiations were had with any broker (except with Colliers Houston & Co. concerning the negotiation of the Modification) concerning the renting or leasing of the 4D Premises. Tenant shall hold Landlord and National Realty & Development Corp. harmless and defend (by counsel satisfactory to Landlord) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations with any broker except said Colliers Houston & Co. regarding the Lease. Landlord shall pay any commissions owing to said Colliers Houston & Co. with respect to this Modification in accordance with separate agreement

8.                                      On or before the Effective Date, Tenant shall deliver to Landlord adequate and proper insurance policies with respect to the 4D Premises including, without limitation, comprehensive general liability insurance in the amounts specified in Article 7 of this Lease.

Upon reasonable request from time to time prior to the Effective Date, Tenant shall have reasonable access to the 4D Premises to plan architectural, engineering and construction activities, provided that Tenant’s activities do not interfere with the current tenant’s use and enjoyment of the 4D Premises. No construction activities shall actually be commenced unless and until Landlord’s receipt of insurance certificates as set forth above and delivery of the 4D Premises to Tenant.

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9.                                      Except as expressly modified herein, all of the terms and conditions of the Lease shall continue unmodified and in full force and effect. Capitalized terms used herein without definition shall have the meaning given to such terms in the Lease. Obligations under this Agreement shall be deemed obligations under the Lease and that a default hereunder shall constitute a default under the Lease.

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3

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

WITNESS:	46.24 ASSOCIATES L.P., a Delaware limited partnership

By: Middlesex Realty Corp., general partner

[ILLEGIBLE]		By:	/s/ Robert C. Baker
		Name:	Robert C. Baker
		Title:	President
(LANDLORD)

PTC THERAPEUTICS, INC., a Delaware corporation

[ILLEGIBLE]	By:	/s/ Mark E. Boulding
	Name:	MARK E. BOULDING
	Title:	SVP & General Counsel
(TENANT)

State of New York

} SS:

County of Westchester

On the 11th day of August in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared ROBERT C. BAKER personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as President of MIDDLESEX REALTY CORP., general partner of 46.24 ASSOCIATES, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ Wayne E. Heller
Notary Public
WAYNE E. HELLER
Notary Public, State Of New York
No. 02HE6062858
Qualified In Westchester County
Commission Expires August 20, 2009

STATE OF NEW JERSEY        )

                                                    } SS.:

COUNTY OF MIDDLESEX     )

On the 5 day of Aug in the year 2009 before me, the undersigned, a Notary Public in and for said State, personally appeared Mark Boulding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as SrP,GC of PTC THERAPEUTICS, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ Jane Cavagnaro
Notary Public

JANE CAVAGNARO
NOTARY PUBLIC OF NEW JERSEY
I.D. # 2386244
Commission Expires 6/8/2014

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4

FIFTH MODIFICATION OF LEASE

This FIFTH MODIFICATION OF LEASE (this “Modification”) is made as of the 10th day of June, 2011 by and between 46.24 ASSOCIATES L.P., a Delaware limited partnership, having its office and P.O. Address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as “Landlord”), and PTC THERAPEUTICS, INC. a Delaware corporation, having an office at 100 Corporate Court, Middlesex Business Center, South Plainfield, NJ 07080 (hereinafter referred to as “Tenant”).

W I T N E S S E T H:

WHEREAS, Landlord and Tenant entered into that certain lease (herein referred to as the “Lease”) dated as of July 11, 2000, as amended by letter agreements dated July 10, 2000 and December 14, 2000, by which Tenant leased from Landlord, and Landlord leased to Tenant, certain premises in building #100 of the Middlesex Business Center (the “Center”) in the BOROUGH OF SOUTH PLAINFIELD, COUNTY OF MIDDLESEX, and STATE OF NEW JERSEY, which premises consisted of approximately 21,700 square feet and are more particularly described in the Lease; and

WHEREAS, Landlord and Tenant entered into that certain First Modification and Extension of Lease Agreement dated December 1, 2003 whereby the Demised Premises were increased by 8,300 square feet in building #100 (bringing the total leased space in building #100 to 30,000 square feet), as well as adding 11,500 square feet of space located in Building #200, such that the Demised Premises then contained 41,500 square feet; and

WHEREAS, Landlord and Tenant entered into that certain Second Modification of Lease Agreement dated October 20, 2006 whereby the Demised Premises were increased by 18,500 square feet in building #200 (bringing the total leased space in building #200 to 30,000 square feet), such that the Demised Premises then contained 60,000 square feet; and

WHEREAS, Landlord and Tenant entered into that certain Third Modification of Lease Agreement dated December 31, 2008 whereby the Demised Premises were increased by 11,171 square feet in building #250 such that the Demised Premises then contained 71,171 square feet; and

WHEREAS, Landlord and Tenant entered into that certain Fourth Modification of Lease Agreement dated August 4, 2009 whereby the Demised Premises were increased by 11,627 square feet in building #250 such that the Demised Premises now contain 22,798 feet in the building #250, and a total of 82,798 square feet at the Center; and

WHEREAS, the First Modification of Lease, Second Modification of Lease, Third Modification of Lease, and Fourth Modification of Lease are hereinafter referred to collectively as the “Modifications”, and the Modifications and Lease are herein collectively referred to herein as the “Lease”);

WHEREAS, the Term of the Lease is due to expire on February 29, 2012;

WHEREAS, Landlord and Tenant now desire to modify the Lease in certain respects;

NOW, THEREFORE, for TEN and 00/100 ($10.00) DOLLARS and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.                                      The Term of the Lease is hereby extended for a period of SEVEN (7) YEARS [MISSING COPY]

acknowledges that there is no right to extend the Lease beyond the Expiration Date except as set forth in Section 3, below. The period commencing on March 1, 2012 and ending on the Expiration Date is herein referred to as the “Extended Term”.

2.                                      Notwithstanding anything to the contrary in the Lease, the annual minimum rental payable during the Extended Term under Section 3.01 of the Lease, shall be as follows:

From March 1, 2012 through February 28, 2018: EIGHT HUNDRED FORTY EIGHT THOUSAND SIX HUNDRED SEVENTY NINE AND 48/100 ($848,679.48) DOLLARS per annum — SEVENTY THOUSAND SEVEN HUNDRED TWENTY THREE and 29/100 ($70,723.29) DOLLARS per month.

From March 1, 2018 through February 28, 2019: NINE HUNDRED SEVENTY TWO THOUSAND EIGHT HUNDRED SEVENTY SIX AND 48/100 ($972,876.48) DOLLARS per annum — EIGHTY ONE THOUSAND SEVENTY THREE and 04/100 ($81,073.04) DOLLARS per month.

3.              Article 40 of the Lease, as amended by the Modifications, is hereby deleted in its entirety and restated herein:

“Section 40.01 Tenant shall have the option, provided it is not in default hereunder, to extend the term of this Lease for TWO (2) successive additional terms of five (5) years each, upon the same terms and conditions as provided herein, except that the annual minimum rental during said extension period(s) shall be as provided below, and except that Tenant shall have no further extension options. Tenant shall give written notice to Landlord not less than nine (9) months prior to the last day of the Extended Term, or first extension term, as the case may be, of its election to extend the term hereof, or such option shall be deemed waived. If Tenant shall exercise such extension option, the parties will, at the request of either, execute an agreement in form for recording, evidencing such extension. If Tenant shall exercise such extension option, all references in this Lease to the term hereof shall be deemed to mean the term as so extended, except where expressly otherwise provided.

Section 40.02 If Tenant shall duly elect to exercise its option to extend the Term as herein provided, the annual minimum rental payable by Tenant, in the manner provided in Article 3 of the Lease, during said extension term, commencing on the first day of such extension term, shall be the product of ninety-five (95%) percent of the Fair Market Rent (hereinafter defined) for such extension term as determined in accordance with Section 40.03 below times 82,798 square feet (or if the Demised Premises shall have previously been altered and expanded or contracted in accordance with the terms of the Lease, then the then square footage of the Demised Premises).

Section 40.03 Tenant shall in the written notice by which Tenant exercises its extension option provided to it in this Article set forth Tenant’s opinion of the Fair Market Rent (such opinion is herein referred to as “Tenant’s FMR”) and the basis therefor, provided, however, that if Tenant shall give Tenant’s Election Notice more than eighteen (18) months in advance of the first day of the extension term, then Tenant shall not set forth Tenant’s FMR in Tenant’s Election Notice, but, rather shall set forth Tenant’s FMR in a written notice given to Landlord no more than twelve (12) months prior to the first day of the extension term and no less than nine (9) months prior to the first day of the extension term. If Tenant shall not timely give Landlord written notice of Tenant’s FMR, and such failure shall continue for more than ten (10) business days following written notice thereof from Landlord to Tenant of Tenant’s failure to provide Landlord with the Tenant’s FMR, then the Fair Market Rent shall promptly be determined solely by Landlord, and then Landlord shall promptly give Tenant written notice of same; provided, however, that Landlord’s sole determination must be both reasonable and in good faith. If Tenant shall timely give Landlord written notice of Tenant’s FMR, then Landlord shall have thirty (30) days after Landlord’s receipt thereof (such thirty (30) day period is herein referred to as “Landlord’s Review Period”) to review the same. Within Landlord’s Review Period Landlord shall provide Tenant with written notice advising Tenant whether or not Landlord accepts [MISSING COPY]

accepted) Tenant’s FMR, then the Fair Market Rent for the extension term in question shall be Tenant’s FMR.

If Landlord shall not accept Tenant’s FMR, then, within Landlord’s Review Period, Landlord shall provide written notice of such non-acceptance to Tenant, together with Landlord’s opinion of the Fair Market Rent (such opinion is herein referred to as “Landlord’s FMR”), together with the reasons therefor. If Landlord shall not timely give Tenant written notice of Landlord’s FMR, and such failure shall continue for more than ten (10) business days following written notice thereof from Tenant to Landlord of Landlord’s failure to provide Tenant with Landlord’s FMR, then the Fair Market Rent shall be deemed to be Tenant’s FMR, provided that Tenant’s FMR has been determined in a reasonable and good faith manner. In the thirty (30) day period following Tenant’s receipt of notice setting forth Landlord’s FMR (such thirty (30) day period is herein referred to as the “Negotiating Period”), the parties shall negotiate, in good faith, to attempt to reach agreement on the Fair Market Rent.

If the parties reach agreement as to the Fair Market Rent within the Negotiating Period, then the Fair Market Rent shall be that agreed upon by the parties. If the parties are unable to reach agreement as to the Fair Market Rent within the Negotiating Period, then within ten (10) days of the lapse of the Negotiating Period (such ten (10) day period is herein referred to as the “Party’s Selection Period”) each party shall provide written notice to the other setting forth such party’s then most recent opinion of the Fair Market Rent (such opinion set forth in Tenant’s notice to Landlord is herein referred to as “Tenant’s Final FMR” and such opinion set forth in Landlord’s notice to Tenant is herein referred to as “Landlord’s Final FMR”) together with the name of an arbitrator selected by such party. The two arbitrators so selected shall then together, within fourteen (14) days after the lapse of the Party’s Selection Period, select a third arbitrator (hereinafter referred to as the “third arbitrator”) (and if either party shall fail to select an arbitrator (or fail to provide written notice of such selection to the other party) within the Party’s Selection Period, then the remaining arbitrator shall alone select the third arbitrator). The third arbitrator shall then conduct such independent investigations as the third arbitrator may deem necessary to determine the Fair Market Rent, but the third arbitrator shall not consult with any of the arbitrators chosen by the parties hereto or with the parties hereto and shall not be provided with any of Tenant’s FMR or Tenant’s Final FMR or Landlord’s FMR or Landlord’s Final FMR. Within thirty (30) days of his/her selection as the third arbitrator, the third arbitrator shall give written notice of the third arbitrator’s independent determination of the Fair Market Rent (such determination is herein referred to as the “Blind FMR”) to each of the arbitrators selected by the parties hereto and to each of the parties hereto and the Fair Market Rent for the extension term in question shall be whichever of Tenant’s Final FMR or Landlord’s FMR is closest to the Blind FMR, provided that if Tenant’s Final FMR and: Landlord’s Final FMR shall be equidistant from the Blind FMR, then the Blind FMR shall be the Fair Market Rent for the extension term. Each party hereto shall pay the cost and expenses of the arbitrator selected by it and each party hereto shall be liable for one-half of the costs and expenses of such arbitrator. Each arbitrator, whether selected by a party hereto or by the arbitrators selected by the parties hereto, shall be a licensed real estate broker or MAI real estate appraiser having at least ten (10) year’s experience in the Middlesex County (N.J.) commercial real estate market. The third arbitrator, in addition to the foregoing, shall be independent of the parties hereto and shall not have had any substantial business relationship, and shall not be employed by any entity having had a substantial business relationship, with any of the parties hereto.

Section 40.04 The “Fair Market Rent” with respect to the Demised Premises for the extension term shall be defined as the rental value of the Demised Premises as of the first day of the extension term expressed as an amount of money per square foot of the area of the Demised Premises determined as if the Demised Premises were available in the then-current rental market for space that tenants of similar credit standing as Tenant are leasing for non-subleased, non-encumbered, non-equity, office/laboratory space in a comparable building and having amenities similar to those located on or associated with the Demised Premises (such as on-site parking) for a term of five (5) years which other space is comparable in age, size, location, floor level and quality to the Demised Premises (including, without limitation, a comparable level of finishes

4.                                      Landlord hereby grants Tenant a non-exclusive revocable (as set forth in this paragraph, or due to Tenant’s uncured breach of the Lease) license to pass through the “Scibal Premises” as shown on Exhibit A attached hereto and incorporated herein in order to pass to and from the “4D Premises” and the “Building 250 Additional Premises” which represent two (2) non-contiguous portions of the Demised Premises. The Scibal Premises shall only be used for convenient interior circulation by Tenant and its employees between these two units, and may not be used for storage, a break or smoking area, loitering, or any other use. If Landlord shall lease the Scibal Premises to another party then Landlord may terminate the license upon notice to Tenant. Prior to Tenant’s use of the license, Tenant shall provide Landlord with evidence that Tenant maintains insurance that satisfies the requirements of the Lease which includes coverage for the Scibal Premises. Tenant’s use of the license area shall be subject to Tenant’s prior installation of lighting for security and safety, following Landlord’s approval of the design and method of installation. Such lighting shall be on at all hours that persons are in the Demised Premises, or shall be activated by motion sensor whenever someone enters the Scibal Premises, but in either case, shall be installed by Tenant at its sole cost and expense and shall be wired to Tenant’s electric account(s). Landlord reserves the right to use the Scibal Premises at any time for storage, to access same at any time for repairs, or to show prospective tenants.

As a condition to Tenant’s use of the license through the Scibal Premises, Tenant shall install a door leading from each of the 4D Premises and the Building 250 Additional Premises to the Scibal Premises. Upon the expiration or earlier termination of the Lease, Tenant shall remove the doors and restore the adjacent walls to their original condition. Tenant shall secure its new doors with regard to access to/from the Scibal Premises as Tenant sees fit, acknowledging that Landlord has no obligation to ensure the security of the Scibal Premises and Landlord makes no representation or warranty as to the current or future security of the Scibal Premises (and thus the Demised Premises by means of the Scibal Premises).

5.                                      Tenant covenants, warrants and represents that it has dealt with no broker other than Cassidy Turley New Jersey, Inc. f/k/a Colliers Houston & Co. respecting this Modification and that no conversations, correspondence or negotiations were had with any broker (except with Cassidy Turley f/k/a Colliers Houston & Co) concerning the renting or leasing of the 4D Premises. Tenant shall hold Landlord and National Realty & Development Corp. harmless and defend (by counsel satisfactory to Landlord) said parties against any claims for a brokerage commission arising out of any conversations, correspondence or negotiations with any broker except said Cassidy Turley f/k/a Colliers Houston & Co. regarding the Lease. Landlord shall pay any commissions owing to said Cassidy Turley f/k/a Colliers Houston & Co. with respect to this Modification in accordance with separate agreement.

6.                                      Upon execution of this Modification by Tenant, Tenant shall deliver to Landlord adequate and proper insurance policies with respect to the Demised Premises, as well as the Scibal Premises, including, without limitation, comprehensive general liability insurance in the amounts specified in Article 7 of this Lease.

7.                                      Except as expressly modified herein, all of the terms and conditions of the Lease, (including but not limited to §8, §9 and §11 of the 2nd Modification of Lease and §6 of the 3rd Modification of Lease), shall continue unmodified and in full force and effect. Capitalized terms used herein without definition shall have the meaning given to such terms in the Lease. Obligations under this Agreement shall be deemed obligations under the Lease and that a default hereunder shall constitute a default under the Lease.

8.                                      The current Landlord shall provide Tenant with written notice of a proposed sale of Building 100 and/or Building 200, and/or Building 250, and any combination of such three buildings which shall not include any other buildings in Middlesex Business Center, at least fourteen (14) days prior to listing the sale with a real estate broker, or if such buildings are not then listed for sale, within fourteen (14) days of receipt of a written offer to purchase.

[remainder of the page intentionally left blank]

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the day and year first above written.

WITNESS:	46.24 ASSOCIATES L.P., a Delaware limited partnership

	By:	Middlesex Realty Corp., general partner

/s/ Margo Ricci	By:	/s/ Brian Sekel
		Name:	Brian Sekel
		Title:	Vice President
(LANDLORD)

PTC THERAPEUTICS, INC., a Delaware corporation

[ILLEGIBLE]	By:	/s/ Mark E. Boulding
	Name:	MARK E. BOULDING
	Title:	SVP & General Counsel
(TENANT)

State of New York

} SS:

County of Westchester

On the 10th day of June, in the year 2011 before me, the undersigned, a Notary Public in and for said State, personally appeared BRIAN SEKEL personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as Vice President of MIDDLESEX REALTY CORP., general partner of 46.24 ASSOCIATES, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ Wayne E. Heller
Notary Public

WAYNE E. HELLER
Notary Public, State Of New York
No. 02HE6062858
Qualified In Westchester County
Commission Expires August 20, 2013

STATE OF NEW JERSEY        )

                                                    } SS.:

COUNTY OF MIDDLESEX     )

On the 27th day of May the year 2011 before me, the undersigned, a Notary Public in and for said State, personally appeared Mark E. Boulding, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as SvP & General Counsel of PTC THERAPEUTICS, INC., and that by his signature on the instrument, the individual or the corporation upon behalf of which the individual acted, executed the instrument.

/s/ Paul Martin, Esq.
Notary Public
Paul Martin, Esq.
Notary Public - Union County
State of New Jersey
Commission Expires
August 4, 2014

OP ID: C8

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 06/07/11

CONTACT NAME: Charlotte Lucas
PHONE (A/C, No, Ext): 973-549-1915 FAX (A/C, No):
E-MAIL ADDRESS: clucas@bbmetro.com
PRODUCER CUSTOMER ID #: PTCTH-1

INSURED PTC Therapeutics Inc.
100 Corporate Court
South Plainfield, NJ 07080

COVERAGES CERTIFICATE NUMBER: REVISION NUMBER:

INSR LTR	TYPE OF INSURANCE	ADDL INSR	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	GENERAL LIABILITY: X COMMERCIAL GENERAL LIABILITY; CLAIMS-MADE; X OCCUR	X		35830014	10/11/10	10/11/11	EACH OCCURRENCE	$ 1,000,000
							DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
							GENERAL AGGREGATE	$ 2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY; PRO-JECT; LOC						PRODUCTS - COMP/OP AGG	$ Excluded
								$
	AUTOMOBILE LIABILITY						COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
	ANY AUTO						BODILY INJURY (Per person)	$
	ALL OWNED AUTOS						BODILY INJURY (Per accident)	$
	SCHEDULED AUTOS						PROPERTY DAMAGE (Per accident)	$
B	X HIRED AUTOS			73530569	10/11/10	10/11/11		$
B	X NON-OWNED AUTOS			73530569	10/11/10	10/11/11		$
A	UMBRELLA LIAB X OCCUR; EXCESS LIAB CLAIMS-MADE; DEDUCTIBLE; RETENTION $			79836685	10/11/10	10/11/11	EACH OCCURRENCE	$ 5,000,000
							AGGREGATE	$ 5,000,000
								$
A	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) Y/N; If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		1071723778	06/16/10	06/16/11	X WC STATU-TORY LIMITS; OTH-ER	
							E.L. EACH ACCIDENT	$ 1,000,000
							E.L. DISEASE - EA EMPLOYEE	$ 1,000,000
							E.L. DISEASE - POLICY LIMIT	$ 1,000,000

CERTIFICATE HOLDER

CANCELLATION

AUTHORIZED REPRESENTATIVE

Charlotte Lucas

© 1988-2009 ACORD CORPORATION. All rights reserved.

OP ID: C8 CERTIFICATE OF LIABILITY INSURANCE DATE(MM/DD/YYYY) 06/07/11 THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER. IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies) must be endorsed . If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s). PRODUCER 973-549-1900 CONTACT NAME: Charlotte Lucas PHONE Brown and Brown Metro Inc 973-549-1000 P.O. Box 679 Florham Park, NJ 07932-0679 Ken Udland (A/C, NO. Exit): 973-549-1915 FAX E-MAIL (A/C, No): ADDRESS: clucas@btametro.com PRODUCER CUSTOMER ID #: PTCTH-1 INSURED PTC Therapeutics Inc. INSURER(S) AFFORDING COVERAGE NAIC# 100 Corporate Court INSURER A : Chubb Insurance Co. of NJ 03299 South Plainfield, NJ 07080 INSURER B : Federal Insurance Co. 20281 INSURER C : INSURER D : INSURER E : INSURER F : COVERAGES CERTIFICATE NUMBER: REVISION NUMBER: THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. INSR LTR TYPE OF INSURANCE ADDL INSR SUBR WVD POLICY NUMBER POLICY EFF (MM/DD/YYYY) POLICY EXP (MM/DD/YYYY) LIMITS GENERAL LIABILITY EACH OCCURRENCE $ 1,000,000 A COMMERCIAL GENERAL LIABILITY X 35830014 10/11/10 10/11/11 DAMAGE TO RENTED PREMISES (Ea occurrence) $ 1,000,000 CLAIMS-MADE OCCUR MED EXP (Any one person) $ 10,000 PERSONAL & ADV INJURY $ 1,000,000 GENERAL AGGREGATE $ 2,000,000 GEN’L AGGREGATE LIMIT APPLIES PER: PRODUCTS - COMP/OP AGG $ Excluded POLICY PROJECT LOC $ AUTOMOBILE LIABILITY COMBINED SINGLE LIMIT (Ea accident) $ 1,000,000 ANY AUTO BODILY INJURY (Per person) $ ALL OWNED AUTOS BODILY INJURY (Per accident) $ B SCHEDULED AUTOS 73530569 10/11/10 10/11/11 PROPERTY DAMAGE (Per accident) $ HIRED AUTOS B NON-OWNED AUTOS 73530569 10/11/10 10/11/11 $ $ UMBRELLA LIAB OCCUR 79836685 EACH OCCURRENCE $ 5,000,000 EXCESS LIAB CLAIMS-MADE AGGREGATE $ 5,000,000 A DEDUCTIBLE $ RETENTION $ $ WORKERS COMPENSATION AND EMPLOYERS LIABILTY ANY PROPRIETOR/PARTNER/EXECUTIVE Y/N OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below 1071723778 WC STATU-TORY LIMITS OTHER A N/A 06/16/10 06/16/11 E.L. EACH ACCIDENT $ 1,000,000 E.L. DISEASE - EA EMPLOYEE $ 1,000,000 E.L. DISEASE-POLICY LIMIT $ 1,000,000 DESCRIPTION OF OPERATION / LOCATIONS / VEHICLES (Attach ACORD 101, Additional Remarks Schedule, if more space required) Re: 100, 200, 250 Middlesex Business Center South Plainfield, NJ Certholder (landlord) is included as additional insured as per lease of premises agreement. CERTIFICATE HOLDER CANCELLATION 46.24 Associates L.P. SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS. c/o National Realty & Dev Corp 3 Manhattanville Rd Purchase, NY 10577 AUTHORIZED REPRESENTATIVE Charlotte Lucas © 1988-2009 ACORD CORPORATION. All rights reserved. ACORD 25 (2009/09) The ACORD name and logo are registered marks of ACORD